                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X])
Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-12

                         Velocity Express Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
  (1)  Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------------------
  (5)  Total fee paid:

      -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

      -------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:

      -------------------------------------------------------------------------
  (3)  Filing Party:

      -------------------------------------------------------------------------
  (4)  Date Filed:

      -------------------------------------------------------------------------

                            [LOGO] Velocity express

                         VELOCITY EXPRESS CORPORATION
                          ONE MORNINGSIDE DRIVE NORTH
                   BUILDING B-SUITE 300, WESTPORT, CT 06880


                               January 31, 2005


Dear Stockholder:


   You are cordially invited to attend the Annual Meeting of Stockholders of Velocity Express Corporation for the years 2003 and 2004 to be held at Stamford Sheraton 2701 Summer Street, Stamford, Connecticut 06905, on February 14, 2005, at 3:00 p.m. local time.


   At the annual meeting you will be asked to vote:

  .  for the election of six directors for the ensuing year;

  . to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 2, 2005;

  . to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of the Company's authorized capital to 999,515,270 shares, of which 654,276,115 shares shall be common stock, $0.004 par value per share ("Common Stock") and 345,239,155 shares shall be preferred stock;

  .  to approve the issuance of our Series I Convertible Preferred Stock;

  . to approve the anticipated amendment to the certificate of designation of our Series I Convertible Preferred Stock;

  .  to approve the issuance of our Series J Convertible Preferred Stock;

  . to approve the anticipated amendment to the certificate of designation of our Series J Convertible Preferred Stock;

  .  to approve the issuance of our Series K Convertible Preferred Stock;

  . to approve the anticipated amendment to the certificate of designation of our Series K Convertible Preferred Stock;

  . to approve the issuance of our Series L Convertible Preferred Stock and ratify the loan of $7 million by TH Lee Putnam Ventures L.P. and its affiliates to the Company;

  . to approve the issuance of a warrant to purchase 9,677,553 shares of Common Stock, at an exercise price of $0.0001 per share (the "Extension Warrant"), to TH Lee Putnam Ventures L.P. and its affiliates in return for its agreement to extend its obligations under the Capital Contribution Agreement, dated July 1, 2004, for a period of two years;

  . to approve the issuance of our Series M Convertible Preferred Stock, $0.004 par value per share ("Series M Preferred") and the issuance of a warrant to TerraNova Capital for 4,882,174 shares of Series M Preferred (the "TerraNova Warrant") and ratify the issuance of the 6% Convertible Note, issued on December 21, 2004, for $21 million (the "Series M Notes");

  . to approve the issuance of 1,106,663 warrants (the "Compensation Warrants") as bonuses to certain executive officers;

  . to approve the issuance of 1,766,664 warrants (the "Contractor Warrants") to certain contractors of the Company;

  . to effect a reverse stock split of the Company's outstanding Common Stock whereby the Company will issue one new share of Common Stock for 50 shares of the Company's Common Stock;

  . to approve amending the certificate of incorporation of the Company to provide for mandatory conversion into Common Stock of each series of our outstanding preferred stock upon conversion of 100% of Series B Preferred Stock into Common Stock;

  . to approve amending the Certificate of Incorporation to provide that the issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of the Additional Series M Notes, the TerraNova Warrant or the Series M Preferred issued upon exercise of the TerraNova warrant shall not have any anti-dilution effect on any series of the Company's outstanding Preferred Stock;

  . to approve the issuance of 513,763,445 shares of Common Stock to TH Lee Putnam Ventures L.P. and its affiliates upon the conversion of all of the preferred stock held by TH Lee Putnam Ventures L.P. and its affiliates;

  . to approve the amendment to the Company's certificate of incorporation to permit the Company's stockholders to take action by written consent in lieu of a meeting;

  .  to approve the Company's 2004 Stock Incentive Plan; and

  . to approve such other business as may properly come before the meeting or any adjournment thereof.

   Whether or not you are able to attend the meeting in person, I urge you to sign and date the enclosed proxy card and return it in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.

   Please note that the Company's address is One Morningside Drive North, Building B--Suite 300, Westport, CT 06880. Our phone number is (203) 349-4160. I look forward to seeing you at our meeting.

                                          Sincerely,

                                          VELOCITY EXPRESS CORPORATION
                                          /s/ Vincent A. Wasik

                                          Vincent A. Wasik
                                          Chairman of the Board
                                          Chief Executive Officer

                         VELOCITY EXPRESS CORPORATION
                         One Morningside Drive North,
                   Building B-Suite 300, Westport, CT 06880

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          FOR THE YEARS 2003 AND 2004
                        TO BE HELD ON FEBRUARY 14, 2005


   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Velocity Express Corporation, a Delaware corporation (the "Company"), will be held at Stamford Sheraton 2701 Summer Street, Stamford, Connecticut 06905, on February 14, 2005, at 3:00 p.m. local time, and at any adjournment or postponement thereof, for the following purposes, as more fully described in the accompanying proxy statement:


    1. for the election of six directors for the ensuing year;

    2. to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 2, 2005;

    3. to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of the Company's authorized capital to 999,515,270 shares, of which 654,276,115 shares shall be common stock, $0.004 par value per share ("Common Stock") and 345,239,155 shares shall be preferred stock;

    4. to approve the issuance of our Series I Convertible Preferred Stock;

    5. to approve the anticipated amendment to the certificate of designation of our Series I Convertible Preferred Stock;

    6. to approve the issuance of our Series J Convertible Preferred Stock;

    7. to approve the anticipated amendment to the certificate of designation of our Series J Convertible Preferred Stock;

    8. to approve the issuance of our Series K Convertible Preferred Stock;

    9. to approve the anticipated amendment to the certificate of designation of our Series K Convertible Preferred Stock;

   10. to approve the issuance of our Series L Convertible Preferred Stock and ratify the loan of $7 million by TH Lee Putnam Ventures L.P. and its affiliates to the Company;

   11. to approve the issuance of a warrant to purchase 9,677,553 shares of Common Stock, at an exercise price of $0.0001 per share (the "Extension Warrant"), to TH Lee Putnam Ventures L.P. and its affiliates in return for its agreement to extend its obligations under the Capital Contribution Agreement, dated July 1, 2004, for a period of two years;

   12. to approve the issuance of our Series M Convertible Preferred Stock, $0.004 par value per share ("Series M Preferred") and the issuance of a warrant to TerraNova Capital for 4,882,174 shares of Series M Preferred (the "TerraNova Warrant") and ratify the issuance of the 6% Convertible Note, issued on December 21, 2004, for $21 million (the "Series M Notes");

   13. to approve the issuance of 1,106,663 warrants (the "Compensation Warrants") as bonuses to certain executive officers;

   14. to approve the issuance of 1,766,664 warrants (the "Contractor Warrants") to certain contractors of the Company;

   15. to effect a reverse stock split of the Company's outstanding Common Stock whereby the Company will issue one new share of Common Stock for 50 shares of the Company's Common Stock;

   16. to approve amending the certificate of incorporation of the Company to provide for mandatory conversion into Common Stock of each series of our outstanding preferred stock upon conversion of 100% of Series B Preferred Stock into Common Stock;

   17. to approve amending the Certificate of Incorporation to provide that the issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of the Additional Series M Notes, the TerraNova Warrant or the Series M Preferred issued upon exercise of the TerraNova warrant shall not have any anti-dilution effect on any series of the Company's outstanding Preferred Stock;

   18. to approve the issuance of 513,763,445 shares of Common Stock to TH Lee Putnam Ventures L.P. and its affiliates upon the conversion of all of the preferred stock held by TH Lee Putnam Ventures L.P. and its affiliates;

   19. to approve the amendment to the Company's certificate of incorporation to permit the Company's stockholders to take action by written consent in lieu of a meeting;

   20. to approve the Company's 2004 Stock Incentive Plan; and

   21. to approve such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record holding Common Stock, our Series B Convertible Preferred Stock, our Series C Convertible Preferred Stock, our Series D Convertible Preferred Stock, our Series F Convertible Preferred Stock, our Series G Convertible Preferred Stock and our Series H Convertible Preferred Stock at the close of business on January 14, 2005, are entitled to receive notice of, and to vote at, the annual meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Wesley Fredenberg

                                          Wesley C. Fredenburg
                                          Secretary

Minneapolis, Minnesota

January 31, 2005


  All stockholders are cordially invited and requested to attend the annual meeting in person. Stockholders who are unable to attend in person are requested to complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors of the Company. Your attendance at the annual meeting, whether in person or by proxy, is important to ensure a quorum. If you return your proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to the vote at the annual meeting.

                         VELOCITY EXPRESS CORPORATION
                         One Morningside Drive North,
                    Building B-Suite 300, Westport CT 06880

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 14, 2005

                INFORMATION CONCERNING SOLICITATION AND VOTING

General


   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Velocity Express Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Stamford Sheraton 2701 Summer Street, Stamford, Connecticut 06905, on February 14, 2005 at 3:00 p.m., local time, and at any adjournment or postponement thereof. All voting securities represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the Annual Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Voting securities represented by properly executed and returned proxies on which no specification has been made will be voted for the election of the nominees for director named herein; for the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 2, 2005; for the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of the Company's authorized capital to 999,515,270 shares, of which 654,276,115 shares shall be common stock, $0.004 par value per share ("Common Stock") and 345,239,155 shares shall be preferred stock; for the approval of the issuance of our Series I Convertible Preferred Stock; for the approval of the anticipated amendment to the certificate of designation of our Series I Convertible Preferred Stock; for the approval of the issuance of our Series J Convertible Preferred Stock; for the approval of the anticipated amendment to the certificate of designation of our Series J Convertible Preferred Stock; for the approval of the issuance of our Series K Convertible Preferred Stock; for the approval of the anticipated amendment to the certificate of designation of our Series K Convertible Preferred Stock; for the approval of the issuance of our Series L Convertible Preferred Stock and ratify the loan of $7 million by TH Lee Putnam Ventures L.P. and its affiliates to the Company; for the approval of the issuance of a warrant to purchase 9,677,553 shares of Common Stock, at an exercise price of $0.0001 per share (the "Extension Warrant"), to TH Lee Putnam Ventures L.P. and its affiliates in return for its agreement to extend its obligations under the Capital Contribution Agreement, dated July 1, 2004, for a period of two years; for the approval of the issuance of our Series M Convertible Preferred Stock, $0.004 par value per share ("Series M Preferred") and the issuance of a warrant to TerraNova Capital for 4,882,174 shares of Series M Preferred (the "TerraNova Warrant") and ratify the issuance of the 6% Convertible Note, issued on December 21, 2004, for $21 million (the "Series M Notes"); for the approval of the issuance of 1,106,663 warrants (the "Compensation Warrants") as bonuses to certain executive officers; for the approval of the issuance of 1,766,664 warrants (the "Contractor Warrants") to certain contractors of the Company; for the approval of the reverse stock split of the Company's outstanding Common Stock whereby the Company will issue one new share of Common Stock for 50 shares of the Company's Common Stock; for the approval of amending the certificate of incorporation of the Company to provide for mandatory conversion into Common Stock of each series of our outstanding preferred stock upon conversion of 100% of Series B Preferred Stock into Common Stock; for the approval of amending the Certificate of Incorporation to provide that the issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of the Additional Series M Notes, the TerraNova Warrant or the Series M Preferred issued upon exercise of the TerraNova warrant shall not have any anti-dilution effect on any series of the Company's outstanding Preferred Stock; for the approval of the issuance of 513,763,445 shares of Common Stock to TH Lee Putnam Ventures L.P. and its affiliates upon the conversion of all of the preferred stock held by TH Lee Putnam Ventures L.P. and its affiliates; for the approval of the amendment to the Company's certificate of incorporation to permit the Company's stockholders to take action by written consent in lieu of a meeting; and for the approval of the Company's 2004 Stock Incentive Plan. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.


   The notice of annual meeting, this proxy statement and the related proxy card are first being mailed to stockholders on or about February 1, 2005.


Record Date and Outstanding Voting Securities

   The Board has fixed the close of business on January 14, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. As of January 14, 2005, the following classes of securities of the Company were outstanding:
13,405,373 shares of Common Stock, par value $0.004 per share ("Common Stock"), 2,806,797 shares of Series B Convertible Preferred Stock, par value $0.004 per share ("Series B Preferred"), 2,000,000 shares of Series C Convertible Preferred Stock, par value $0.004 per share ("Series C Preferred"), 1,517,444 shares of Series D Convertible Preferred Stock, par value $0.004 per share ("Series D Preferred"), 715,587 shares of Series F Convertible Preferred Stock, par value $0.004 ("Series F Preferred"), 5,368,331 shares of Series G Convertible Preferred Stock, par value $0.004 per share ("Series G Preferred"), and 451,897 shares of Series H Convertible Preferred Stock, par value $0.004 ("Series H Preferred"). As of the record date, the Company had 134 stockholders of record of Common Stock, four stockholders of record of Series B Preferred, four stockholders of record of Series C Preferred, five stockholders of record of Series D Preferred, thirty-seven stockholders of record of Series F Preferred, fifteen stockholders of record of Series G Preferred, and thirty stockholders of record of Series H Preferred. The outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred and Series H Preferred are collectively referred to herein as the "Prior Preferred."

   With respect to the proposals submitted to the stockholders, each share of Common Stock is entitled to one vote and each share of Series D Preferred, Series F Preferred, Series G Preferred and Series H Preferred is entitled to one vote for each share of Common Stock issuable upon conversion of each share of Series D Preferred, Series F Preferred, Series G Preferred and Series H Preferred, respectively. Our Series B Preferred and Series C Preferred also had voting rights equal to the number of shares of Common Stock into which each share of preferred stock is convertible. However, these voting rights were reduced by the proposals previously approved by the stockholders on March 20, 2002. Specifically, with respect to the proposals submitted herein to the stockholders, the holders of the Series B Preferred and Series C Preferred are entitled to 21,320,266 and 10,793,242 total votes, respectively, unless and until each share of Series B Preferred and Series C Preferred are converted into Common Stock. In the event of such conversion, the holders of the Series B Preferred and Series C Preferred would be entitled to 24,120,241 and 11,961,152 total votes, respectively. As of January 14, 2005, stockholders were entitled to cast the following numbers of votes:

                             Number of  Approximate Number of
                             Shares of     Voting Shares of    Aggregate Number
                               Class    Common Stock for Each   of Outstanding
    Class Outstanding       Outstanding Share of Preferred (1) Votes Per Class
    -----------------       ----------- ---------------------- ----------------
Common Stock............... 13,405,373               1            13,405,373
Series B Preferred.........  2,806,797          7.5959            21,320,266
Series C Preferred.........  2,000,000          5.3966            10,793,242
Series D Preferred
   THLPV Shares............  1,017,538         14.6171            14,873,503
   Non-THLPV Shares........    499,906         14.9616             7,479,417
Series F Preferred.........    715,587         29.5778            21,165,450
Series G Preferred.........  5,368,331          1.2295             6,600,402
Series H Preferred.........    451,897         50.5306            22,834,597
                                                                 -----------
   Total Outstanding Votes.                                      118,472,250
                                                                 -----------

--------
(1) Number of voting shares of Common Stock is an approximation due to rounding.

Revocability of Proxies

   A stockholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and notifying the Secretary of the Company that the stockholder will vote his or her shares in person. Any written notice or subsequent proxy should be delivered to Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport CT 06880, Attention: Wesley C. Fredenburg, or hand-delivered to Mr. Fredenburg before the vote at the Annual Meeting.

Quorum and Voting

   The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, and the holders of a majority of the outstanding shares entitled to vote of each separate series of Prior Preferred, is necessary to constitute a quorum at the Meeting. All votes will be tabulated by the inspector of election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

   Election of the five Company-nominated directors requires a plurality of the votes cast by the shares entitled to vote in the election at the Meeting. Election of the Series B Director (as defined below) requires the affirmative vote of the holders of a majority of the Series B Preferred represented in person or by proxy at the Meeting. Approval of Proposal Two would require the affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single group. Approval of Proposal Three would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, voting as a single class, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred and Series C Preferred, each voting as a separate series. Approval of Proposals Four, Six and Eight would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, voting as a single class, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred and Series C Preferred, each voting as a separate series. Approval of Proposals Five, Seven, Nine, Ten and Eleven would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class, and the affirmative vote of the holders of two thirds of the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series F Preferred, each voting as a separate series. Approval of Proposal Twelve would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, voting as a single class, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred, each voting as a separate series. Approval of Proposals Thirteen and Fourteen would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. Approval of Proposal Fifteen would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, voting as a single class, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred and Series C Preferred, each voting as a separate series. Approval of Proposals Sixteen and Seventeen would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, voting as a single class, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred and Series H Preferred, each voting as a separate series. Approval of Proposal Eighteen would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. Approval of Proposal Nineteen would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, voting as a single class, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred and Series C Preferred, each voting as a separate series. Finally, approval of Proposal Twenty would require the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class.

   In order to approve each of the proposals to be presented at the Meeting, other than the election of directors, the affirmative vote of the holders of a majority of the shares of the Prior Preferred and the outstanding Common Stock, voting as a single class is required. Additionally, the affirmative vote of the holders of two-thirds of the shares of Series B Preferred and the shares of Series C Preferred is required to approve Proposals Three, Four, Five, Six, Seven, Eight and Nine. Election of the six Company-nominated directors requires a plurality of the votes cast by the shares entitled to vote in the election at the meeting. Election of the Series B Director (as defined below) requires the affirmative vote of the holders of a majority of the Series B Preferred represented in person or by proxy at the meeting.

Abstentions and Broker Non-Votes

   Abstentions and "broker non-votes" (i.e., shares identified as held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a particular matter) will be counted toward determining the presence of a quorum for the transaction of business, but will not be counted for any purpose in determining whether a proposal has been approved. If a properly executed proxy is returned and the stockholder has abstained from voting on any matter, the shares represented by such proxy will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

   If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter. Broker non-votes will generally have no effect upon Proposals One and Two since brokers generally have discretionary authority to vote on the election of directors and the ratification of a company's independent auditors; however, broker non-votes could affect the outcome of Proposals Three through Twenty because brokers generally do not have discretionary authority to vote on these types of matters.


Sale of Preferred Stock as Source of Financing



   As discussed more fully in this Proxy Statement, over the prior 16 months, the Company has entered into stock purchase agreements to sell a number of classes of preferred stock to raise capital. Specifically, the Company contracted to sell 16,809,987 shares of Series I Preferred at $1.50 per share in October, November and December, 2003, 7,999,993 shares of Series J Preferred at $1.50 per share from March through July, 2004, 9,851,466 shares of Series K Preferred at $1.50 per share in August and December 2004, 7,000,000 shares of Series L Preferred at $1.00 per share on December 21, 2004, and on December 21, 2004, the Company entered into a Purchase Agreement with certain institutional and accredited investors to issue 6% Convertible Notes ("Notes") in the aggregate principal amount of $21,000,000, which will be automatically converted into Series M Preferred upon stockholder approval of the issuance of the Series M Preferred (all of the above offerings are referred to as the "Preferred Stock Sales"). The total consideration received for all of the Preferred Stock Sales was approximately $80 million.



   For each of the Preferred Stock Sales, the issuance of the respective classes of Preferred Stock is contingent upon stockholder approval of the issuance and amendments to the Company's charter documents to enable these issuances. Each purchase agreement relating to the Preferred Stock Sales, other than the sale of the Notes, also provides that in the event stockholder approval for the issuance of that Preferred Stock is not obtained, the Company will be obligated to refund the consideration received for these purchases. Therefore, if we do not obtain stockholder approval to allow for issuance of the Series I Preferred, the Series J Preferred, the Series K Preferred and the Series L Preferred, the Company will be obligated to repay an aggregate of approximately $59 million to investors in these Preferred Stock Sales. As for the Notes in the principal amount of $21 million, if stockholder approval to allow for the issuance of the Series M Preferred is not obtained, the Notes will become immediately due and payable. As part of the transaction for the sale of the Notes, the Company has entered into voting agreements with that number of shareholders sufficient to assure approval of all proposals to allow for the issuance of the Series I Preferred, Series J Preferred, Series K Preferred, Series L Preferred and the Series M Preferred.



   Prior to entering into the purchase agreements for the Preferred Stock Sales, the Company's Board of Directors evaluated the Company's need for additional capital and the means by which it could be raised, including the sale of the Company's debt, equity or convertible securities and the price at which these securities could be sold, taking into consideration the best interests of its stockholders. The Company has sought, to the extent available to it, debt financing from commercial lenders. On November 23, 2003, the Company entered into an Amended and Restated Loan and Security Agreement for a revolving credit facility of $42,500,000 (the "Credit Facility") with a borrowing base directly tied to the Company's assets, which are primarily receivables. This effectively limits the amount the Company could borrow under the Credit Facility. The Company has not been able to obtain additional commercial bank financing on terms acceptable to it. The Company's Board of Directors also evaluated and analyzed all other potential capital sources, including unsecured loans, the sale of Common Stock and the sale of assets. Based upon these evaluations and the lack of additional collateral to support further bank financings, the Board believed that the Company could most efficiently meet its capital needs via private placements of our equity security primarily to our preferred stockholders.


Appraisal or Dissenters' Rights

   Under Delaware law, stockholders are not entitled to appraisal rights in connection with any of the Proposals in this Proxy Statement.

Interest of Certain Persons in Matters to Be Acted Upon

   Certain of our directors and executive officers are holders or associates of holders of our capital stock or are purchasers or associates of purchasers of the Series I Preferred, Series J Preferred, Series K Preferred, Series L Preferred, Series M Preferred, the Extension Warrant, or the Compensation Warrants, which are being authorized at the Annual Meeting. See the sections titled "Security Ownership," and "Certain Relationships And Related Transactions." To the extent these directors and executive officers hold our outstanding capital stock which are being amended at the Annual Meeting or expect to receive capital stock that are being authorized for issuance at the Annual Meeting or amend the rights of these future issuances, they may have substantial interest in these matters to be acted upon at the Annual Meeting.

Filing of Amended and Restated Certificate of Incorporation

   As described more fully below, the Board of Directors reserves the right not to effect the reverse stock split described in Proposal 15, and, in such event, may exclude provisions relating to the reverse stock split in any certificate of amendment filed to amend the Company's Amended and Restated Certificate of Incorporation.

Certain Stockholder References

   References in this proxy statement to "THLPV" include one or more of the following entities related to TH Lee Putnam Ventures: TH Lee Putnam Ventures L.P., TH Lee. Putnam Parallel Ventures, L.P., THLi Coinvestment Partners, LLC and Blue Star I, LLC.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

   The Bylaws of the Company state that the Board shall consist of at least three but not more than nine persons as determined by the Board or the Company's stockholders. Pursuant to the terms of the Company's Series B Preferred, the Board was previously fixed at eight members. The holders of the Series B Preferred have consented to increasing the Board to nine members. However, one director resigned on December 31, 2002 and another director resigned on July 28, 2003 and the Board has yet to fill such vacancies. The holders of all of the Company's voting securities, voting together as a single class, are entitled to elect five directors, exclusive of James G. Brown who has been designated the Series B Director. Only the holders of the Series B Preferred, voting separately as a single class, are entitled to elect the Series B Director. The Nominating Committee has nominated the director nominees and they are currently members of the Board.

   The persons named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Stockholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees named below. The Board is informed that the nominees are willing to serve as directors; however, if any nominee is unable to serve or for good cause will not serve, the proxy may be voted for such other person as the proxies shall, in their discretion, designate, or the Board may reduce the number of directors to eliminate the vacancy.

Arrangements for Election of Directors

   The Company has entered into the following arrangements with respect to the election of certain nominees to the Board. James G. Brown has been nominated to the Board by THLPV pursuant to the Company's Certificate of Designation of Series B Preferred, which gives the holders of Series B Preferred the right to elect the Series B Director. A Bridge Loan Agreement, dated January 5, 2001, allows THLPV the right to designate two additional director nominees for election to the Company's Board of Directors. These nominees shall be elected by all stockholders voting together at the stockholder's meeting. THLPV has previously nominated Douglas Hsieh. Mr. Hsieh has recently departed from THLPV and therefore will not be nominated by THLPV in the upcoming stockholder's meeting. THLPV has declined to nominate another director nominee for the upcoming stockholder's meeting. Furthermore, upon the issuance of the Series M Preferred and so long as shares of Series M Preferred are outstanding, the holders of Series M Preferred, voting as a separate class, shall have the right to elect one member of Company's Board of Directors. Furthermore, so long as shares of Series M Preferred are outstanding, the holders of the Series M Preferred shall have the right to designate three representatives who shall have the right to attend as observers all meetings of the Company's Board of Directors and all committees thereof. Upon the election of the Series M Director, the number of representatives that holders of the Series M Preferred can designate will be reduced to two.

Nominees for Election as Director

   The six nominees receiving the highest number of affirmative votes of the shares present and entitled to vote at the Annual Meeting shall be elected to the Board of Directors. The holders of the Series B Preferred, voting separately as a single class, shall be entitled to elect one director to serve until his successor is duly elected by the holders of the Series B Preferred or he is removed from office by the holders of the Series B Preferred. Mr. James
G. Brown has been designated by the holders of the Series B Preferred as the Series B Director. The following table sets forth certain information regarding the nominees for election as directors of the Company. All of the directors of the Company elected at the Annual Meeting will serve for the ensuing year and until their successors are duly elected and qualified. There are no family relationships between any director or officer.

                 Name       Age               Position
           ---------------- --- ------------------------------------
           Vincent A. Wasik 60  Chairman and Chief Executive Officer
           James G. Brown.. 40  Director
           Leslie E. Grodd. 58  Director
           Richard Kassar.. 57  Director
           Alex Paluch..... 48  Director
           John J. Perkins. 74  Director

   Vincent A. Wasik. Mr. Wasik was appointed as the Company's Chairman of the Board in August 2001 and was further appointed the Company's Chief Executive Officer on July 28, 2003. In 1995, Mr. Wasik co-founded MCG Global, a private equity firm sponsoring leveraged buyout acquisitions and growth capital investments and has served as Principal of MCG Global since that time. From 1988 to 1991, Mr. Wasik served as Chairman and CEO of National Car Rental System, Inc. From 1980 to 1983, he served as President and CEO of Holland America Line. Mr. Wasik currently serves as an advisory board member of Mitchells/Richards, the largest upscale clothing retailer in Connecticut.

   James G. Brown. Mr. Brown was elected to the Company's Board in July 2000. Mr. Brown is a founder and Managing Director of TH Lee Putnam Ventures, L.P., a $1 billion private equity fund focused exclusively on Internet and eCommerce companies. Previously, from 1995 to 1999, he served as a Senior Vice President and Industry Leader of GE Equity where he was responsible for strategic and financial investments in eCommerce/Internet, consumer services and media/entertainment companies. Prior to joining GE Equity, Mr. Brown worked with Lehman Brothers as a Vice President from 1994 to 1995. Before that, he served at Bain & Co., an international consulting firm, from 1992 to 1994. He began his career in the media industry, serving two years with A.C. Nielsen in research and two years with CBS Television Network in marketing. In addition to the Company, Mr. Brown is a director of HomePoint Corp., FaceTime Communications, Inc., Prescient Markets, RealPulse.com, Inc. and LN Holdings, Inc.

   Leslie E. Grodd. Mr. Leslie Grodd was appointed to the Board in January 2003. A Certified Public Accountant, Mr. Grodd has been a Principal in the law firm of Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut since 1974. Prior to forming the law firm, Mr. Grodd was associated with the firm of Coopers & Lybrand (now PricewaterhouseCoopers). Mr. Grodd is the former chair of both the Federal Tax Committee of the Connecticut Society of Certified Public Accountants and the Executive Committee of the Tax Section of the Connecticut Bar Association. Mr. Grodd holds a Master of Business Administration Degree from New York University, a Bachelor of Arts Degree from the University of Vermont and a Juris Doctor Degree from the St. John's University School of Law.

   Richard A. Kassar. Mr. Richard Kassar was appointed to the Board in August 2002. Mr. Kassar has been employed as Senior Vice President and Chief Financial Officer of The Meow Mix Company since February 2002. From May 2001 to January 2002, he was self-employed as a consultant to venture capital firms, advising them primarily on the acquisition of consumer brands. From December 1999 to May 2001, Mr. Kassar was employed as Co-President and Chief Financial Officer of Global Household Brands. From 1986 to December 1999, he was employed by Chock Full O'Nuts in various positions, and most recently served as Senior Vice President and Chief Operating Officer. Mr. Kassar also serves as a director for World Fuel Services, Inc.

   Alex Paluch. Mr. Paluch was appointed to the Board of Directors in August 2001. Since 1997, Mr. Paluch has been a General Partner at East River Ventures Partnership, an investment firm, focused in part on emerging technology-driven companies. Mr. Paluch currently serves on the board of directors of Equity Enterprises, Inc.

   John J. Perkins. Mr. Perkins was appointed to the Board in August of 2004. Since 1984 Mr. Perkins has served as the President of International Insurance Group, Ltd. and is currently the Chairman of the Board of that company. Beginning in 1974 Mr. Perkins has also served as a Trustee of the City of Boston Retirement Fund. Between 1974 and 1984, Mr. Perkins was the President of Corroon and Black of Massachusetts. Additionally, Mr. Perkins is the President of Somerset Corporate Advisors, a financial advisory firm, and is a member of the Advisory board of Glasshouse Technologies, Aircuity, Inc., and Tuckerbrook Alternative Investments. Mr. Perkins is a graduate of Boston College with a degree in economics.

   There are no family relationships between directors or executive officers of the Company.

The Board of Directors and Committees

   The Board held five meetings during the fiscal year ended July 3, 2004. Each director attended at least 75% of the total number of meetings of the Board held during the time the director was on the Board during the fiscal year ended July 3, 2004, and the total number of meetings held by all committees of the Board on which he served during the fiscal year ended July 3, 2004. The Board has established Audit, Nominating, Compensation, Executive and Technology committees. Neither the Executive Committee nor the Technology Committee met or took action in fiscal 2004. The Company does not have a policy regarding Director's attending at annual meetings. One of our Directors attended our 2003 Annual Meeting.

   The Audit Committee currently consists of Richard Kassar, Leslie Grodd and John J. Perkins. The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting staff and its independent auditors and to review with the accounting staff and independent auditors any questions raised with respect to accounting and auditing policy and procedures. Where appropriate, the Audit Committee also reviews transactions with management involving actual or potential conflicts of interest. During the fiscal year ended July 3, 2004, the Audit Committee held five meetings.

   The Compensation Committee currently consists of James G. Brown and Richard Kassar. The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options (other than to those individuals subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, which governs transactions between an issuer and its officers and directors) and to otherwise administer the Company's stock option plans, and to review and approve compensation and benefit plans of the Company. The Compensation Committee met, through resolutions or formal meetings, twice during the fiscal year ended July 3, 2004.

   In October 2004, the Board approved the establishment of the Nominating Committee. John J. Perkins, Leslie E. Grodd and James G. Brown currently serve on the Nominating Committee. The Nominating Committee recommends new director nominees to the Board. The Nominating Committee operates under a written charter, which was adopted in October 2004, and serves to identify and recommend individuals qualified to become members of the Board. The Nominating Committee charter is posted on the Company's web site at www.velocityexp.com under "Investor Info--Governance" and is also attached hereto as Exhibit A. All of the Nominating Committee members meet the independence requirements of the Nasdaq listing standards. Because the Nominating Committee was not established until fiscal 2005, no meetings of the Nominating Committee were held in fiscal 2003 or fiscal 2004.

   The Nominating Committee determines the required selection criteria and qualifications of director nominees based upon the Company's needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stockholders. Moreover, the Nominating Committee will strive to ensure that at least one director meets the criteria for an "audit committee financial expert" as defined by the Securities and Exchange Commission rules and that the majority of the directors comprising the Board meet the definition of "independent director" under Nasdaq rules.

   In addition to the above considerations, the Nominating Committee will consider criteria such as judgment, skill, diversity, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, the interplay of the candidate's experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and any other factors that the Nominating Committee believes to be in the best interests of the Company and its stockholders. The Nominating Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Nominating Committee, by stockholders, or any other source.

   The Nominating Committee will consider qualified candidates for possible nomination that are submitted by the Company's stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Nominating Committee c/o Corporate Secretary at the address indicated on the Notice of Annual Meeting of Stockholders: (1) name and age of the candidate; (2) a brief biographical sketch and resume of the candidate; (3) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director if elected; and (4) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

   Stockholders submitting a candidate for consideration must also provide the following information: (1) their names and addresses of record; (2) the number of shares of Common Stock of the Company which are owned beneficially or of record by them; (3) a description of all arrangements or understandings between the stockholders and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholders; (4) a representation by them that they are a holders of record of stock of the Company entitled to vote at such meeting and that they intend to appear in person or by proxy at the meeting to nominate the person or persons named in their notice; (5) any other information relating to the stockholders that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (6) whether they consent to their identification as those that recommended the candidate and disclosure as to whether the Nominating Committee chose to nominate the candidate.

   Stockholders must deliver notice of the submission and the above information
(1) in the case of an annual meeting of stockholders, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the Company did not hold an annual meeting or the annual meeting is to be held on a date that is not within 30 days of the anniversary date of the prior year's annual meeting, the notice must be received a reasonable time before the Company begins to print and mail its proxy materials; and (2) in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before the Company begins to print and mail the proxy materials.

   The Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate's willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Nominating Committee. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating Committee determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting. The Nominating Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and the holders of 10% or more of the Company's stock to file with the Securities and Exchange Commission initial reports of changes in ownership of equity securities of the Company. Based on the Company's review of copies of such reports received by it, or written representations from reporting persons, the Company believes that during fiscal 2004, its directors, executive officers and holders of 10% or more of the Company's stock filed all reports on a timely basis except as follows:

   The Company believes the following holders of 10% or more of the Company's stock have not timely filed or have not filed Form 4s with respect to the following transactions: Richard Neslund with respect to changes in beneficial holdings as a result of antidilution adjustments to preferred stock; HomePoint Liquidating Trust with respect to changes in beneficial holdings as a result of antidilution adjustments to preferred stock; Jess S. Morgan & Company Inc. with respect to the purchase of preferred stock, the conversion of preferred stock to common stock and with respect to changes in beneficial holdings as a result of antidilution adjustments; and BPEF 2 Pegasus Limited with respect to the acquisition of preferred stock.

Code of Business Conduct and Ethics

   The Company has adopted a Code of Business Conduct and Ethics ("Code of Ethics") which applies to the Company's directors, officers and employees. The Code of Ethics is filed as an exhibit to the Company's Annual Report on Form 10-K for fiscal year 2004 and is published on the Company's website at www.velocityexp.com under "Investor Info." Any amendments to the Code of Ethics and waivers of the Code of Ethics for the Company's Chief Executive Officer or Chief Financial Officer will be published on the Company's website. The Board of Director is currently developing a process for security holders to directly communicate with it. You may request a copy of the Code of Ethics at no cost by writing to us at the following address:

   Velocity Express Corporation
   One Morningside Drive North,
   Building B-Suite 300
   Westport, CT 06880
   Attn: Corporate Secretary

Audit Committee Report

   The Audit Committee oversees the Company's financial reporting process on behalf of the Board. During the fiscal year ended July 3, 2004 the Committee was composed of three directors--Messrs. Richard Kassar, Leslie Grodd and John
J. Perkins. The Committee is currently composed of three "independent" directors as defined by rules of the Nasdaq SmallCap Market and federal securities laws and is governed by a written charter approved by the Board. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. In addition, the Board has determined that Richard A. Kassar is an "audit committee financial expert" as determined by Securities and Exchange Commission ("SEC") rules. Management has the primary responsibility for the Company's financial statements and the overall reporting process, including the Company's internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepting auditing standards and for expressing an opinion as to their conformity with generally accepted accounting principles in the United States.

   In fulfilling its oversight responsibilities, the Committee reviewed the Company's audited financial statements for the 2004 fiscal year and met with management to discuss those financial statements. Representatives of the Audit Committee also met with Ernst & Young LLP, the Company's independent public accountants, to discuss those financial statements.

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended July 3, 2004, for filing with the SEC.

   The Committee had reviewed and discussed with Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees at a meeting held on December 20, 2004. At that time, it considered whether the non-audit services provided by Ernst & Young LLP were compatible with maintaining auditor independence. In addition, the Committee discussed with Ernst & Young LLP any matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

                                          Respectfully submitted,
                                          /s/ Richard Kassar
                                          /s/ Leslie E. Grodd
                                          /s/ John J. Perkins
                                          The Audit Committee

Compensation Committee Interlocks and Insider Participation

   During fiscal 2004, the Compensation Committee of the board consisted of James G. Brown, and Richard A. Kassar. Neither Mr. Brown nor Mr. Kassar was at any time during fiscal 2004 or at any other time, an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the board or the compensation committee of the Company. Through his position as Managing Director of TH Lee Putnam Ventures, L.P., James G. Brown had relationships with the Company requiring disclosure under Item 404 of SEC Regulation S-K. See "Certain Relationships and Related Transactions."

Director Compensation

   Cash Compensation. The Company has not paid any cash compensation to a director in his or her capacity as a director and has no present plan to pay cash directors' fees.

   Stock Options and Restricted Stock. In February 1996, the Company adopted its 1996 Director Stock Option Plan. Until February 2002, each outside director was granted an option to purchase 3,000 shares of Common Stock for each year of service as a director. The term of each option granted under the plan was five years and the exercise price per share for stock granted under the plan was 100% of the fair market value per share on the date on which the respective option was granted.

   Effective February 2002 on an annual basis, each director was granted 4,000 options, and the Chairman of the Board was granted an additional 2,000 options. Audit and Executive Committee members were granted an additional 2,000 options, Compensation Committee members were granted an additional 1,000 options, and Executive IT Committee members were granted an additional 1,500 options. The chairperson of each committee received an additional 1,000 options. The term of each option granted under the plan was five years and the exercise price per share for stock granted under the plan was 100% of the fair market value per share on the date on which the respective options were granted.

   Effective September 2002, directors and committee members were granted, on an annual basis, shares of restricted stock as compensation for board and committee service. The shares vested one year from the date of grant of the restricted stock. Directors were awarded 4,000 shares, and the Chairman of the Board was granted an additional 2,000 shares. Audit and Executive Committee members were granted an additional 2,000 shares, Compensation Committee members were granted an additional 1,000 shares, and Executive IT Committee members were granted an additional 1,500 shares. The chairperson of each committee received an additional 1,000 shares.

   Effective May 2004, directors and committee members are granted, on an annual basis, shares of restricted stock as compensation for board and committee service. The shares will vest one year from the date of grant of the restricted stock. The number of shares of restricted stock is to be determined by dividing the amount of compensation by the closing price of the Company's Common Stock on the date of grant according to the following compensation schedule. Directors are awarded $25,000 worth of restricted stock, and the Chairman of the Board is granted an additional $12,500 worth of restricted stock. Audit Committee members are granted an additional $25,000 worth of restricted stock. Executive and Compensation Committee members are granted an additional $15,000 worth of restricted stock, and Technology Committee members are granted an additional $3,000 worth of restricted stock. Effective October 23, 2004, Nominating Committee members are granted an additional $15,000 worth of restricted stock. The chairperson of each committee receives an additional $6,000 worth of restricted stock.

Required Vote

   Election of the five Company-nominated directors requires a plurality of the votes cast by the shares entitled to vote in the election at a meeting of stockholders at which a quorum is present. Election of the Series B Director, James G. Brown, requires the affirmative vote of the holders of a majority of the Series B Preferred represented in person or by proxy at the meeting.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

                            EXECUTIVE COMPENSATION

   The following table sets forth, for the fiscal years ended July 3, 2004, June 28, 2003 and June 29, 2002, the aggregate compensation paid or accrued with respect to the Company's Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of July 3, 2004 (the "Named Executive Officers"), based upon salary and bonus earned by such executive officers and individuals in fiscal 2004.

                          SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                       Annual Compensation       Long-Term Compensation Awards
                                  ------------------------------ ----------------------------
                                                                                   Securities
                                                  Other Annual      Restricted     Underlying
  Name and Principal Position     Year  Salary  Compensation (2) Stock Awards (3)  Options (4)
-------------------------------   ---- -------- ---------------- ----------------  -----------
Vincent A. Wasik (1)............. 2004 $510,000     $13,965           $   --               --
  Chairman of the Board &         2003       --          --            6,480               --
  Chief Executive Officer         2002       --          --               --           12,500

Jeffry J. Parell (5)............. 2004   81,490         405               --               --
  Chief Executive Officer         2003  346,827       4,925               --               --
                                  2002  334,556       6,828               --          140,000

Andrew B. Kronick................ 2004  253,077          --               --          365,764
  Senior Vice President, Sales    2003  195,923       3,245               --               --
                                  2002  103,846       3,821               --           10,000

Wesley C. Fredenburg............. 2004  237,981          --               --          365,764
  General Counsel                 2003  216,346          --               --               --
  and Secretary                   2002  221,397       8,000               --           50,000

Jeffrey Hendrickson.............. 2004  161,538          --               --        1,097,294
  President and Chief Operating   2003       --          --               --               --
  Officer of Velocity Express     2002       --          --               --               --

Robert B. Lewis (5).............. 2004  138,462          --               --        1,097,294
  Chief Financial Officer         2003       --          --               --               --
                                  2002       --          --               --               --

--------
(1) Mr. Wasik serves as the Company's Chief Executive Officer pursuant to an agreement between the Company and MCG Global, LLC ("MCG"). Mr. Wasik is an owner and principal of MCG.

(2) For 2004, includes health insurance premiums for Mr. Wasik and vehicle allowance for Mr. Parell. For 2003, represents vehicle allowance for Messrs. Parell and Kronick. In 2002, includes $6,209 for vehicle allowance and $619 for premiums on a term life insurance policy for Mr. Parell, a retention payment for Mr. Fredenburg agreed to upon the Company hiring Mr. Fredenburg in December 2000 as set forth in his employment contract, and vehicle allowance for Mr. Kronick.

(3) For 2003 includes 9,000 shares of restricted stock granted to Mr. Wasik on February 21, 2003 for his service on the Board of Directors. The stock vested one year from the date of grant. On July 3, 2004, the aggregate value of the restricted stock holdings was $4,050.

(4) In 2004, represents the number of shares of Common Stock underlying warrants granted. 333,333 warrants were granted to each of Messrs. Kronick and Fredenburg. The warrants are initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable after stockholder approval of the issuance of the warrants. 1,000,000 warrants were granted to each of Messrs. Hendrickson and Lewis in connection with their offers of employment with the Company. The warrants are initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of July 3, 2004, each warrant is exercisable into 1.097 shares of Common Stock. In 2002, represents stock options granted with exercise prices equal to or not less than fair market value on the date of grant. In 2002, 5,000 options granted to Mr. Parell and 5,000 options granted to Mr. Fredenburg were granted outside the Company's 1995 or 2000 Stock Option Plans. No SARs were granted in any of years presented.

(5) Jeffry J. Parell resigned from the Company effective July 28, 2003. Robert
    B. Lewis resigned from the Company effective July 30, 2004.

   The following table sets forth information with respect to stock options and warrants granted to the Named Executive Officers in fiscal 2004:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                               Potential Realized Value
                         Number of  % of Total                                 at Assumed Annual Rates
                         Securities  Options             Market                     of Stock Price
                         Underlying Granted to          Price on               Appreciation for Option
                          Options   Employees  Exercise Date of                        Term (1)
                          Granted   in Fiscal   Price    Grant   Expiration ------------------------------
          Name              (#)        Year     ($/Sh)   ($/Sh)     Date      5% ($)    10% ($)    0% ($)
------------------------ ---------- ---------- -------- -------- ---------- ---------- ---------- --------
Vincent A. Wasik........        --      0.0%      N/A      N/A         N/A  $       -- $       -- $     --
Jeffry J. Parell........        --      0.0%      N/A      N/A         N/A          --         --       --
Andrew B. Kronick (2)...   365,764      9.5%    $0.01    $0.85   2/12/2011     433,809    602,197  307,242
Wesley C. Fredenburg (3)   365,764      9.5%    $0.01    $0.85   2/12/2011     433,809    602,197  307,242
Jeffrey Hendrickson (4). 1,097,294     28.6%    $0.01    $0.85   2/12/2011   1,301,429  1,806,595  921,727
Robert B. Lewis (5)..... 1,097,294     28.6%    $0.01    $0.85   2/12/2011   1,301,429  1,806,595  921,727

--------
(1) Potential realizable value is based on the assumption that the price of the Common Stock appreciates at the rates shown, compounded annually, from the date of grant until the end of the option term. The values are calculated in accordance with rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

(2) On February 12, 2004, Mr. Kronick was granted warrants to purchase 333,333 shares of Common Stock. The warrants are initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable after stockholder approval of the issuance of the warrants. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of July 3, 2004, the warrants were exercisable into 365,764 shares of Common Stock.

(3) On February 12, 2004, Mr. Fredenburg was granted warrants to purchase 333,333 shares of Common Stock. The warrants are initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable after stockholder approval of the issuance of the warrants. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of July 3, 2004, the warrants were exercisable into 365,764 shares of Common Stock.

(4) On February 12, 2004, Mr. Hendrickson was granted warrants to purchase 1,000,000 shares of Common Stock in connection with his offer of employment with the Company. The warrants are initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of July 3, 2004, the warrants were exercisable into 1,097,294 shares of Common Stock.

(5) On February 12, 2004, Mr. Lewis was granted warrants to purchase 1,000,000 shares of Common Stock in connection with his offer of employment with the Company. The warrants are initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of July 3, 2004, the warrants were exercisable into 1,097,294 shares of Common Stock.

   The following table sets forth certain information regarding options and warrants to purchase shares of the Company's Common Stock that were held by the Named Executive Officers in fiscal 2004. No such options or warrants were exercised during fiscal 2004.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                             Number of Shares        Value of Unexercised
                          Underlying Unexercised     In-the-Money Options
                          Options at July 3, 2004       at July 3, 2004
    -                    ------------------------- -------------------------
            Name         Exercisable Unexercisable Exercisable Unexercisable
    -------------------- ----------- ------------- ----------- -------------
    Vincent A. Wasik....     12,500          --     $     --     $     --
    Jeffry J. Parell....     55,000          --           --           --
    Andrew B. Kronick...      6,666     369,098           --      175,891
    Wesley C. Fredenburg     70,000     365,764           --      175,891
    Jeffrey Hendrickson.  1,097,294          --      527,674           --
    Robert B. Lewis.....  1,097,294          --      527,674           --

             EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE IN CONTROL AGREEMENTS

   The Company has employment contracts and severance agreements in effect with Vincent Wasik, its Chairman and Chief Executive Officer, Jeffry J. Parell, its former Chief Executive Officer, Wesley C. Fredenburg, its General Counsel and Secretary, Drew Kronick, its Senior Vice President, Sales, Jeffrey Hendrickson, its President and Chief Operating Officer and Robert Lewis, its former Chief Financial Officer.

   The Company's Board of Directors appointed Mr. Wasik as the Company's Chief Executive Officer on July 28, 2003, with the understanding that the Company and MCG Global, LLC ("MCG") would enter into a Contractor Services Agreement for Mr. Wasik's services as the Chief Executive Officer of the Company. On October 20, 2004, the Company and MCG entered into a Contractor Services Agreement, effective as of July 28, 2003 (the "Service Agreement"). Mr. Wasik is an owner and principal of MCG and was a stockholder and Chairman of the Board of the Company at the time this Services Agreement was authorized and entered into. Upon the resignation of the Company's Chief Financial Officer on October 14, 2004, Mr. Wasik was appointed by the Company's Board of Directors to serve as the Company's interim Chief Financial Officer until a permanent Chief Financial Officer is appointed. Mr. Wasik has agreed to serve as the Company's interim Chief Financial Officer for no additional remuneration.

   The Service Agreement sets forth the rights and duties of both the Company and Mr. Wasik and directs the Company's Compensation Committee to establish, on an annual basis, Mr. Wasik's compensation level and eligibility for salary increases, bonuses, benefits and grants of equity. The Service Agreement also allows Mr. Wasik to contract to provide similar services to other businesses as long as Mr. Wasik abides by his confidentiality obligations under the Service Agreement. Furthermore, the Company has agreed to indemnify and hold harmless MCG, its officers, directors, employees and agents, including Mr. Wasik, from liabilities arising out of any services rendered by MCG to the Company, other than as a result of gross negligence or willful misconduct. The Company also agreed to cause MCG and Mr. Wasik to be named as additional insured parties under its Directors and Officers Liability insurance policies. The Service Agreement does not contain any fixed term and may be terminated by either party at any time upon written notice. Other than payment of outstanding fees and expenses owed to MCG at termination, the Service Agreement does not contain any obligation upon the Company to pay severance in the event the agreement is terminated by the Company. In fiscal 2004, the Company recorded compensation expense of $510,000 to Mr. Wasik through MCG for these services.

   The Company and Mr. Parell were parties to an employment agreement dated October 16, 2000, as amended on November 7, 2002, governing his employment with the Company. The agreement set forth Mr. Parell's compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Parell's employment was voluntary and could be terminated by the Company with two months' prior written notice, and by Mr. Parell with four months' written notice. If the Company were to terminate Mr. Parell's employment without cause or upon the happening of other events set forth in his employment agreement, Mr. Parell would receive an amount equal to his base salary per month at the end of each of the eighteen months following the date of his termination. The Company could immediately terminate Mr. Parell's employment for cause upon written notice without any further obligation to Mr. Parell. The term of the original employment agreement was for two years, and the term of the amended agreement was also for two years, at which time, the agreement would automatically renew for a six-month term, unless either Executive or Company provides the other with written notice of intention not to renew at least ninety days prior to the expiration of the initial term, and at least sixty days prior to the expiration of any extension term. Effective July 28, 2003, Mr. Parell resigned his position with the Company.

   The Company and Mr. Kronick are parties to an employment agreement dated November 28, 2001, governing his employment with the Company. The agreement sets forth Mr. Kronick's compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans and the terms of a non-solicitation and non-competition agreement. Pursuant to the agreement, Mr. Kronick's employment is voluntary and may be terminated by the Company with or without written notice, or by Mr. Kronick with two months' prior notice. The agreement is not for a fixed period of time. If the agreement is terminated by the Company for reasons other than cause, the Company will pay Mr. Kronick an amount equal to his base salary per month at the end of each of the twelve months following the date of his termination. The Company may immediately terminate Mr. Kronick's employment for cause upon written notice without any further obligation to Mr. Kronick.

   The Company and Mr. Fredenburg are parties to an employment agreement dated November 15, 2003, governing his employment with the Company. The agreement sets forth Mr. Fredenburg's compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Fredenburg's employment is voluntary and may be terminated by the Company with or without written notice, or by Mr. Fredenburg with two months' prior notice. The agreement is for a period of two years and, at its expiration, can be renewed at the option of the Company. If the agreement is not renewed, the Company may, at its option and in exchange for Mr. Fredenburg executing a non-competition agreement, offer to pay an amount equal to his base salary per month at the end of each of the twelve months following the date of his termination. The Company may immediately terminate Mr. Fredenburg's employment for cause upon written notice without any further obligation to Mr. Fredenburg.

   The Company and Mr. Hendrickson are parties to an employment agreement dated December 15, 2003, governing his employment with the Company. The agreement sets forth Mr. Hendrickson's compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Hendrickson's employment is voluntary and may be terminated by the Company with or without written notice, or by Mr. Hendrickson with two months' prior notice. The agreement is for a period of two years and, at its expiration, can be renewed at the option of the Company. If the agreement is not renewed the Company will, in exchange for Mr. Hendrickson executing a non-competition agreement, offer to pay an amount equal to his base salary per month at the end of each of the twelve months following the date of his termination. The Company may immediately terminate Mr. Hendrickson's employment for cause upon written notice without any further obligation to Mr. Hendrickson.

   The Company and Mr. Lewis were parties to an employment agreement dated January 12, 2004, governing his employment with the Company. The agreement set forth Mr. Lewis's compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Lewis's employment was voluntary and could be terminated by the Company with or without written notice, or by Mr. Lewis with two months' prior notice. The agreement was for a period of two years and, at its expiration, could be renewed at the option of the Company. If the agreement was not renewed the Company would, in exchange for Mr. Lewis executing a non-competition agreement, offer to pay an amount equal to his base salary per month at the end of each of the twelve months following the date of his termination. The Company could immediately terminate Mr. Lewis's employment for cause upon written notice without any further obligation to Mr. Lewis. Mr. Lewis left the Company voluntarily effective July 30, 2004.

                         COMPENSATION COMMITTEE REPORT

   The following is the report of the compensation committee of the board describing compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended July 3, 2004.

   Compensation Philosophy. The philosophy of the Company's compensation committee regarding executive compensation is to link executive pay to corporate performance. A significant portion of executive compensation is tied to the Company's success in meeting one or more specified performance goals and to appreciation in the Company's market valuation. The goals of the compensation program are to attract and retain highly talented executives and to motivate them to high levels of performance, recognizing the different impact that various executives have on the achievement of corporate goals.

   The key elements of the executive compensation are generally base salary, annual bonus (dependent on corporate and individual performance) and stock options. The compensation committee approves compensation and pay levels as well as stock option grants to executive officers.

   Base Salaries. Base salaries for executive officers are determined by evaluating the responsibilities of the position and the experience of the individual. Base salaries are reviewed annually, and are adjusted based upon performance contribution, management recommendation and market conditions.

   Bonus. Some of the Company's executive officers are eligible for an annual cash bonus. Individual and corporate performance objectives are established at the beginning of each year, and eligible executives are assigned target bonus levels. In fiscal 2004, no executive officers received cash bonus payments. Certain executive officers did receive, as a bonus and incentive, warrants to purchase shares of the Company's Common Stock.

   Stock Options. The purpose of the Company's stock option plans is to provide an additional incentive to certain employees of the Company to work to maximize stockholder value. Option grants with short-term vesting are used to reward past performance while option grants with long-term vesting are awarded to encourage employees to take into account the long-term interests of the Company, align employees' and stockholders' interests, as well as to create a valuable retention device for key employees. Stock options are typically granted at the time of hire, at the time of promotion or at the time of achievement of a significant corporate objective.

   Compensation of Chief Executive Officer. The Company had two Chief Executive Officers during the fiscal year ended July 3, 2004. Mr. Parell was the Company's Chief Executive Officer until his resignation, effective July 28, 2003. Thereafter, The Company's Board of Directors appointed Mr. Wasik as the Company's Chief Executive Officer on July 28, 2003. The compensation committee approved the compensation of Vincent Wasik for fiscal 2004 and subsequently entered into a Contractor Services Agreement with MCG Global, LLC for the services of Mr. Wasik as Chief Executive Officer of the Company. Mr. Wasik is an owner and principal of MCG Global, LLC. Compensation in fiscal 2004 under the agreement amounted to $510,000. Mr. Parell's annual compensation rate for fiscal 2004 was $375,000; however, he resigned his position with the Company effective July 28, 2003. The compensation committee determined the Chief Executive Officer's compensation after considering the same factors used to determine the compensation of other executive officers. In determining the base salary for both Mr. Wasik and Mr. Parell, the Committee evaluated his performance by considering the Company's financial and operating performance for fiscal 2004 as well as the leadership of Mr. Parell and Mr. Wasik, their ability to foster and maintain a strong, positive and high-integrity culture, and their continued ability to develop and implement strategies to enhance stockholder value over the long term. The Committee also considered the personal performance of both Mr. Parell and Mr. Wasik in a number of additional areas, including growth, innovation, productivity improvement, new ventures, organizational development, diversity and customer and stockholder relations.

   Summary. It is the opinion of the compensation committee that the executive compensation policies and programs in effect for the Company's executive officers provide an appropriate level of total remuneration that properly aligns the Company's performance and interests of the Company's stockholders with competitive executive compensation in a balanced and reasonable manner

                                          COMPENSATION COMMITTEE

                                          James G. Brown
                                          Richard A. Kassar

                           COMPANY STOCK PERFORMANCE

Stock Performance Graph

   In accordance with Exchange Act regulations, the following performance graph compares the cumulative total stockholder return on the Company's Common Stock to the cumulative total return on the Nasdaq Stock Market and a selected group of peer issuers over the same period. The peer issuers consist of Consolidated Delivery and Logistics, Inc. and Dynamex. The graph assumes that the value of the investment in the Company's Common Sock and each index was $100 in 1999 and that all dividends were reinvested. The information contained in the performance graphs shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                                    [CHART]



                          Velocity     S&P
                           Express   SmallCap          Peer
                    Year Corporation   600    Nasdaq   Group
                    ---  ----------- -------- ------- -------
                   1999    $100.00   $100.00  $100.00 $100.00
                   2000     278.26    115.99   147.97   61.29
                   2001      20.17    128.89    80.85   47.11
                   2002      21.22    129.25    54.93   50.60
                   2003       6.08    124.63    61.21  134.89
                   2004       3.48    168.54    77.61  295.33

                                  PROPOSAL 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board has appointed Ernst & Young LLP as independent auditors for the Company for the fiscal year ending July 2, 2005. A proposal to ratify such appointment will be presented to the stockholders at the Annual Meeting. If the stockholders do not ratify such appointment, the Board will select another firm of independent auditors.

   Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders in attendance.

   The Audit Committee reviews audit and non-audit services performed by Ernst & Young LLP as well as the fees charged by Ernst & Young LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Ernst & Young LLP can be found in the following sections of this proxy statement: "The Board of Directors and Committees" and "Audit Committee Report."

Audit Fees

   The following table sets forth the approximate aggregate fees billed to the Company for fiscal years 2004 and 2003 by Ernst & Young LLP, the Company's principal accountant:

                                            Fiscal Year
                                         -----------------
                      Fee                  2004     2003
                      ---                -------- --------
                      Audit Fees (1).... $695,000 $530,000
                      Audit Related Fees        0        0
                      Tax Fees..........        0        0
                      All Other Fees....        0        0

--------
(1) Includes fees related to the annual audit and quarterly reviews.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services Provided by the Company's Independent Auditors

   The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditors. The Audit Committee has established a policy for pre-approving the services provided by the Company's independent auditors in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent auditors and an annual review of the financial plan for audit fees.

   To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by the independent auditors and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditors during the year.

   As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by the Company's Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management's assessment of the impact of the service on the auditor's independence. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditors.

   All of the services provided by the independent auditors in fiscal 2004, including services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit Committee under its pre-approval policies.

Independence

   The Audit Committee of the Board considered whether the provision of the services described above was compatible with our principal accountants maintaining their independence and determined that receipt of those services was compatible with retaining Ernst & Young LLP as the Company's independent auditors.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single group, is required to ratify the appointment.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 2, 2005.

                                  PROPOSAL 3
TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S AUTHORIZED CAPITAL TO 999,515,270 SHARES, OF WHICH 654,276,115 SHARE SHALL BE COMMON STOCK AND 345,239,155 SHARES SHALL BE PREFERRED STOCK

   The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of capital stock, consisting of 150,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock, par value $.004 per share ("Preferred Stock"). The Board of Directors has adopted a resolution proposing that the Amended and Restated Certificate of Incorporation be further amended to increase the authorized number of shares of capital stock to 999,515,270, of which 654,276,115 shall be Common Stock and 345,239,155 shares shall be Preferred Stock, subject to stockholder approval.

   As of January 14, 2005, the Company had: 13,405,373 shares of Common Stock outstanding; 1,965,792 shares reserved for future issuance under the Company's stock-based plans; 9,397,374 shares reserved for issuance under the Company's outstanding common stock warrants; 24,120,241 shares reserved for issuance upon conversion of Series B Preferred; 11,961,152 shares reserved for issuance upon conversion of Series C Preferred; 4,936,870 shares reserved for issuance upon exercise of 825,484 Series C Warrants and subsequent conversion to Common Stock; 22,352,920 shares reserved for issuance upon conversion of Series D Preferred; 3,165,095 shares reserved for issuance upon exercise of 216,533 Series D Warrants and subsequent conversion to Common Stock; 21,165,450 shares reserved for issuance upon conversion of Series F Preferred; 6,600,402 shares reserved for issuance upon conversion of Series G Preferred; and 22,834,597 shares reserved for issuance upon conversion of Series H Preferred. Based on the foregoing number of outstanding and reserved shares of Common Stock, the Company currently has 8,094,734 shares of authorized but unissued and unreserved Common Stock remaining available for other purposes.

   If approved by the Company's stockholders, Section A of Article IV of the Amended and Restated Certificate of Incorporation of the Company would be amended and restated to read as follows:

       "This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of capital stock that this corporation is authorized to issue is Nine Hundred Ninety Nine Million Five Hundred and Fifteen Thousand Two Hundred and Seventy (999,515,270) shares. Of such shares, Six Hundred Fifty Four Million Two Hundred Seventy Six Thousand One Hundred and Fifteen (654,276,115) shares shall be Common Stock, par value $.004 per share and Three Hundred Forty Five Million Two Hundred and Thirty Nine Thousand One Hundred and Fifty Five (345,239,155) shall be Preferred Stock, par value $.004 per share. The voting powers, designations, preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the Common Stock and the Preferred Stock are as set forth in this Article IV."

   Assuming that this proposal and Proposal 15 below regarding a reverse stock split are both approved by the stockholders of the Company, the Company's authorized capital will be 999,515,270 shares, of which 654,276,115 shares shall be Common stock and 345,239,155 shares shall be Preferred Stock.

   The Company had contracted to sell 16,809,987 shares of Series I Preferred at $1.50 per share in October, November and December, 2003 (the "Series I Offering"), 7,999,993 shares of Series J Preferred at $1.50 per share from March through July, 2004 (the "Series J Offering") and 9,851,466 shares of Series K Preferred at $1.50 per share in August and December 2004 (the "Series K Offering"). The Series I Offering is conditioned on stockholder approval for the increase in the Company's authorized capital to at least 400,000,000 shares, of which 325,000,000 shares are Common Stock and 75,000,000 shares are Preferred Stock. The Series J Offering is conditioned on stockholder approval for the increase in the Company's authorized capital to 500,000,000 shares, of which 425,000,000 shares are Common Stock and 75,000,000 shares are Preferred Stock. The Series K Offering is conditioned on stockholder approval for the increase in the Company's authorized capital to 775,000,000 shares, of which 700,000,000 shares are Common Stock and 75,000,000 shares are Preferred Stock.

Each share of Series I Preferred, Series J Preferred and Series K Preferred, once issued, was initially convertible into ten shares of Common Stock at any time. These conversion ratios are subject to adjustments under the anti-dilution provisions contained in the Certificate of Designation of each of the Series I Preferred, Series J Preferred and Series K Preferred.

   On February 12, 2004, the Company agreed to grant, subject to stockholder approval, 1,106,663 Common Stock warrants to certain executive officers (the "Compensation Warrants") as bonuses. The warrants are initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable upon issuance. The Compensation Warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the Compensation Warrants are exercisable into in the event that the Company issues other equity instruments that would result in dilution to the holders of these warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the Compensation Warrants shall be proportionately adjusted to prevent dilution. As of January 14, 2005, assuming that these Compensation Warrants were granted on that date, the 1,106,663 Compensation Warrants were exercisable into 1,640,296 shares of Common Stock.

   Furthermore, on December 21, 2004, the Company entered into a Purchase Agreement (the "Series M Purchase Agreement") with certain institutional and accredited investors (the "Series M Investors") to issue 6% Convertible Notes (the "Notes") in the aggregate principal amount of $21,000,000, which will be convertible into Series M Convertible Preferred Stock, par value $0.004 per share ("Series M Preferred"), of the Company upon stockholder approval its issuance and certain other matters. In addition, the Series M Purchase Agreement contemplates that the Company may sell up to $2,000,000 in additional principal amount of the Notes for up to 30 days after December 21, 2004. The Company is also obligated to issue to TerraNova Capital a warrant to purchase 4,882,174 shares of its Series M Preferred as partial payment for its services in arranging the Series M Preferred private placement. This transaction is referred to in this proxy statement as the "Series M Private Placement."

   As part of the above-described Series M Preferred Private Placement, the Series M Investors required that TH Lee Putnam Ventures, L.P. and TH Lee Putnam Parallel Ventures, L.P., THLi Coinvestment Partners, LLC and Blue Star I, LLC extend, for a two-year period, the July 1, 2004 capital contribution agreement previously entered into between THLPV and the Fleet Capital Corporation as agent for certain lenders listed therein. As part of the extension of the capital contribution agreement, the Company agreed to issue to THLPV, subject to stockholder approval, a warrant to purchase 9,677,553 shares of Common Stock at an exercise price of $0.0001 per share.

   Pursuant to a Stock Purchase Agreement dated December 21, 2004, the Company also contracted to sell, pending stockholder approval, 7,000,000 shares of Series L Convertible Preferred Stock, par value $0.004 per share ("Series L Preferred") through a private placement to THLPV and its related affiliates for $1.00 per share. The consideration for the sale of these Series L Preferred consists of cancellation of the Company's obligation to repay THLPV the funds paid by THLPV to the Company's senior lender to support the Company's revolving credit facility.

   In addition to meeting the Company's contractual obligation under the stock purchase agreements for the Series I Preferred, the Series J Preferred, the Series K Preferred, the Series L Preferred, the Series M Preferred, the TerraNova Warrant, the Extension Warrant and the Compensation Warrants, the Board of Directors believes that the availability of additional authorized shares will restore flexibility to the Company to issue Common Stock and Preferred Stock for a variety of corporate purposes, including future additional financings in one or more private placements and/or public offerings, and issuances in connection with potential mergers or acquisitions. The Board of Directors believes that such flexibility would facilitate the Company's ability to accomplish business and financial objectives in the future without delaying such activities for further stockholder approval, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any stock exchange or national securities association trading system on which the Company's securities may then be listed. If the Board of Directors elects to issue additional shares of Common Stock and Preferred Stock, such issuance could have a dilutive effect on the earnings per share, book value per share, voting power and ownership of current stockholders. The Company reserves the right to seek a further increase in authorized capital from time to time in the future as considered appropriate by the Board of Directors.

   The increase in the Company's authorized capital could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock or Preferred Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt or contemplated attempt to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

   If the proposed amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. We anticipate that such filing will be made promptly after the approval of this Proposal 3 by the stockholders. Upon such filing, and if their issuances are approved by the Company's stockholders, the Company will issue to the purchasers the Series I Preferred, the Series J Preferred, the Series K Preferred, the Series L Preferred, the Series M Preferred and the various warrants subscribed for under their respective stock purchase agreements.

   If Proposal 15 is approved by the Company's stockholders, an additional Certificate of Amendment would be filed following such issuance, but because Proposal 15 relates to a reverse stock split of the Company's outstanding Common Stock and not the Company's authorized Common Stock, there would be no change in the Company's authorized Common Stock as a result of the additional amendment. If the Company's stockholders approve Proposals 3 through 20, after effecting all these Proposals and assuming that there are no fractional shares resulting from the reverse stock split described in Proposal 15, the Company will have outstanding approximately:

  .  268,107 shares of Common Stock,

  . 2,806,797 shares of Series B Preferred convertible into 482,405 shares of Common Stock,

  . 2,000,000 shares of Series C Preferred convertible into 239,223 shares of Common Stock,

  . 825,484 Series C Warrants exercisable into 825,484 shares of Series C Preferred and convertible into approximately 98,737 shares of Common Stock,

  . 1,517,444 shares of Series D Preferred convertible into 447,058 shares of Common Stock,

  . 216,533 Series D Warrants exercisable into 216,533 shares of Series D Preferred and convertible into approximately 63,302 shares of Common Stock,

  . 715,587 shares of Series F Preferred convertible into 423,309 shares of Common Stock,

  . 5,368,331 shares of Series G Preferred convertible into 132,008 shares of Common Stock,

  . 451,897 shares of Series H Preferred convertible into 456,692 shares of Common Stock,

  . 16,809,987 shares of Series I Preferred convertible into 4,983,201 shares of Common Stock,

  . 7,999,993 shares of Series J Preferred, convertible into 1,951,217 shares of Common Stock,

  . 9,851,466 shares of Series K Preferred, convertible into 2,120,115 shares of Common Stock,

  . 7,000,000 shares of Series L Preferred, convertible into 1,400,000 shares of Common Stock,

  . 284,793,462 shares of Series M Preferred, convertible into 5,695,869 shares of Common Stock,

  . 4,882,174 Series M Warrants exercisable into 4,882,174 shares of Series M Preferred and convertible into approximately 97,643 shares of Common Stock,

  .  warrants exercisable into 449,638 shares of Common Stock, and

  .  options exercisable into 23,073 shares of Common Stock.

Vote Required

   The affirmative vote of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, that are entitled to vote at the Annual Meeting, represented in person or by properly executed proxy, is required to approve this Proposal 3. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred and Series C Preferred, each voting as a separate series, is required to approve this proposal. Under applicable Delaware law, in determining whether these amendments have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                                  PROPOSAL 4
TO APPROVE THE ISSUANCE OF OUR SERIES I CONVERTIBLE PREFERRED STOCK

   The following summary of the terms of the private placement and the description of the Series I Preferred are intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the form of the Series I Preferred Stock Purchase Agreement, the Series I Preferred Registration Rights Agreement and the Series I Preferred Certificate of Designation in their entirety, which are included as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended December 27, 2003, filed with the SEC. You should read this summary in conjunction with those documents.

Series I Preferred Private Placement

   In March, 2003, our Board designated and approved the issuance of up to 16,810,000 shares of Series I Preferred in a private placement. From October through December of 2003, the Company entered into Stock Purchase Agreements with thirty-seven accredited investors to sell 16,809,987 shares of the Series I Preferred at $1.50 per share for an aggregate consideration of approximately $25,215,000 (collectively, the "Series I Stock Purchase Agreements"), conditional upon stockholder approval of the issuance of the Series I Preferred and the increase in the Company's authorized capital to at least 400,000,000 shares, of which 325,000,000 shares are Common Stock and 75,000,000 shares are preferred stock. See "Security Ownership--Series I Preferred Stock" on page 95 for further details. The private placement of the Series I Preferred was completed in December 2003. Once issued, the Series I Preferred will be subject to the rights and preferences set forth in its certificate of designation, the Company's Amended and Restated Certificate of Incorporation, and the Company's bylaws.

Series I Stock Purchase Agreement

   The Series I Preferred sold in the private placement were unregistered and, therefore, subject to restrictions on resale and transferability. Purchasers of the Series I Preferred in the private placement were granted registration rights with respect to shares of Common Stock into which the Series I Preferred is convertible, as described below. Pursuant to the Series I Stock Purchase Agreements, purchasers of the Series I Preferred have agreed that they will not sell, transfer or otherwise dispose of the Series I Preferred, when issued, or any options, rights or warrants to purchase the Series I Preferred or grant such options, rights or warrants, during a lockup period if there is an underwritten public offering of the Company's securities and the managing underwriter of that offering requires it. The lockup period will be the shorter of (i) 240 days after the effectiveness of the registration statement used to effectuate the offering, or (ii) the period of time during which the officers and directors of the Company are subject to the same transfer restrictions.

Series I Registration Rights Agreement

   Pursuant to the Series I Stock Purchase Agreements, the Company and each of the Series I Preferred investors entered into a Registration Rights Agreement (the "Series I Registration Rights Agreement"). Pursuant to the Series I Registration Rights Agreement, a majority of the holders of the Company's Series I Preferred may demand that the Company file a registration statement under the Securities Act of 1933 to register for resale the Common Stock issuable upon conversion of the Series I Preferred held by the demanding stockholders ("Series I Demand Right"). Holders of a majority of the Series I Preferred may exercise their Series I Demand Right up to three times. In addition to the Series I Demand Right, holders of the Series I Preferred also enjoy incidental or "piggyback" registration rights to register for resale the Common Stock issuable upon conversion of the Series I Preferred whenever the Company proposes to register any of its securities under the Securities Act of 1933. Under the Series I Registration Rights Agreement, the Company will bear all of the expenses associated with the securities registration process pursuant to the Series I Demand Right or other piggyback rights and will compensate holders of the Series I Preferred for one counsel for each registration. The holders of the Series I Preferred stock are precluded from requesting any type of registration until the issuance of the Series I Preferred and the Company's certificate of incorporation is amended to increase the number of authorized shares of Common Stock to at least 325,000,000 and the number of authorized shares of Preferred Stock to at least 75,000,000.

   Pursuant to the Series I Registration Rights Agreement, the Company has agreed to indemnify and hold harmless each holder of the Series I Preferred against any and all losses, liabilities, claims, damages and expenses arising out of any material misstatement or omission in the registration statement used in response to the Series I Demand Right or any piggyback rights discussed above, unless such losses and liabilities were due to actions of the holders of the Series I Preferred. Similarly, holders of the Series I Preferred agreed to indemnify and hold harmless the Company, its directors and officers who sign a registration statement and each person, if any, who controls the Company against any and all losses, liabilities, claims, damages and expenses arising out of any misstatement or omission in the registration statement used in response to the Series I Demand Right or any piggyback rights discussed above if such misstatement or omission resulted from written information furnished to the Company by or on behalf of the Series I Preferred holders for use in such registration statement.

Use of Proceeds

   The Company has used the proceeds from the sale of the Series I Preferred for the following purposes: (i) to invest in technology; (ii) to strengthen its balance sheet by reducing accounts payable and (iii) for working capital. If the Company's stockholders do not approve the issuance of the Series I Preferred, the Company will return to each purchaser their purchase price for the Series I Preferred.

Nasdaq Stockholder Approval Requirements

   The Company's Common Stock is listed on the Nasdaq SmallCap Market. The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company's outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. As of December 19, 2003, the final date on which shares of Series I Preferred were issued, the 16,809,987 shares of Series I Preferred outstanding were convertible into 168,099,870 shares of Common Stock, representing over 100% of the Company's outstanding Common Stock on that date. The closing bid price of one share of Common Stock on the Nasdaq SmallCap Market on December 19, 2003 was $0.60. The equivalent conversion price of one share of Series I Preferred on that date was $0.15 and therefore was below the public market price of one share of Common Stock on the Nasdaq SmallCap Market when the Series I Preferred were sold.

   In addition, the Nasdaq Rules require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Series I Preferred will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   In the event that stockholder approval of the issuance of the Series I Preferred or the approval of the increase in the Company's authorized capital is not obtained, the Series I Preferred will not be issued.

Summary of the Material Terms of the Series I Preferred Stock

   Upon approval of Proposal 3 above, the Company's Amended and Restated Certificate of Incorporation will authorize the Board to issue, without any action by the Company's stockholders, up to 345,239,155 shares of preferred stock, in any classes or series the Board determines, and to specify the rights, preferences and privileges of such shares. The Board has authorized the issuance of up to 16,810,000 shares of Series I Preferred with the following rights and material terms.

Dividends

   The Company is required to declare and pay to the holders of the Series I Preferred, on an as-converted basis, any dividends declared or paid to the Common Stock, whether such dividends are payable in cash, securities or other property, other than dividends payable solely in shares of Common Stock. There is no restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends to the Series I Preferred due to the Company not declaring dividends on its Common Stock.

Liquidation

   Upon any liquidation, dissolution and winding up of the Company, each holder of Series I Preferred is entitled to receive an amount in cash equal to $1.50 for each share of Series I Preferred, plus any accrued but unpaid dividends thereon ("Series I Liquidation Preference"). If the Company's assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series M Preferred, if issued, and the remaining assets will be distributed between the holders of Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Series L Preferred (if issued), on a pro rata basis dependant on the aggregate maximum liquidation preference of all of the Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred outstanding. The assets remaining after these distributions will be shared between the holders of Series B Preferred and Series C Preferred on a pro rata basis dependent on the aggregate maximum liquidation preference of all outstanding Series B Preferred and Series C Preferred. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

   Except as set forth below or if the Series I Preferred is issued and subsequently converted into voting shares of Common Stock, the holders of shares of Series I Preferred have no voting rights.

   For so long as at least 20% of the shares of Series I Preferred issued under the Series I Stock Purchase Agreements remain outstanding, the affirmative vote of the holders of two-thirds of the shares of Series I Preferred then outstanding is required for the Company to (i) alter or change the preferences, rights or powers of the Series I Preferred, or (ii) increase or decrease the authorized number of shares of Series I Preferred.

Conversion to Common Stock

   Subject to stockholder approval for the issuance of the Series I Preferred, once issued, the holders of Series I Preferred, at any time and from time to time, may convert all or any portion of the Series I Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company's Common Stock is changed). However, except for certain organic changes, Series I Preferred shall not be convertible into Common stock to the extent that such conversion would result in the holder of the Series I Preferred, together with such holder's affiliates, holding 40% or more of all of the outstanding capital stock of the Company on an as converted basis. The initial conversion price for the Series I Preferred was $0.15 per common share.

   The rate at which shares of Series I Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series I Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the conversion rate of the Series I Preferred shall be proportionately adjusted to prevent dilution. The market price of the Common Stock for this purpose is determined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which market price is being determined. Certain permitted issuances, including, but not limited to options or shares granted under the Company's stock option plans or the granting of options for up to 75,000 shares of Common Stock to employees and consultants of the Company outside of the Company's stock option plans, will not trigger such an adjustment to the rate of conversion. Due to the contracted sale of our Series J Preferred, Series K Preferred, Series L Preferred, and Extension Warrants in private placements and the issuance of compensation and contractor warrants, the conversion price of the Series I Preferred was adjusted to $0.1012, which results in one share of Series I Preferred convertible into 14.8221 shares of Common Stock as of January 14, 2005. The issuance of the Series M Preferred, the TerraNova Warrant and other issuances related to the Series M Private Placement would have further diluted the rate of conversion for the Series I Preferred. However, it is contemplated that the Series I Preferred shall be amended to classify the issuance of the Series M Preferred, the TerraNova Warrant and the other issuances related to the Series M Private Placement as permitted issuances, which would not cause a anti-dilution adjustment to the rate of conversion of the Series I Preferred. See Proposal 5. As of January 14, 2005, the shares of Series I Preferred outstanding, if convertible, assuming anti-dilution adjustment for each of the issuances discussed above and no anti-dilution adjustment for the issuance under the Series M Private Placement, would be convertible into 249,160,059 shares of Common Stock, representing approximately 26.8% of the Company's outstanding Common Stock on a fully diluted basis.

Effect of Issuance of Series I Preferred on the Company's Outstanding Securities and Warrants

   Since the Series I Preferred was sold at $1.50 per share, the potential issuance of the Series I Preferred will be dilutive to the holders of the Company's outstanding capital stock, including the Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred and Common Stock. The issuance of the Series I Preferred will also be dilutive to certain of the Company's various outstanding options and warrants. Of these securities, each of the Prior Preferred carries anti-dilution provisions in their conversion or exercise rights.

   The conversion prices of each of the Prior Preferred are required to be reduced on a weighted average basis concurrent with any issuance, other than certain permitted issuances, by the Company of securities for a consideration per share less than the market value of the Common Stock immediately prior to the date the Company fixes the purchase price for such securities. This weighted average reduction for the Prior Preferred would mean that the conversion price is decreased to the mathematical result of (i) the conversion price in effect immediately prior to such issuance multiplied by (ii) a fraction, the numerator of which equals the sum of (y) the number of shares of Common Stock outstanding on a fully diluted basis (in accordance with the applicable certificate of designation) prior to such issuance multiplied by the market value of the Common Stock on the day of such issuance plus (x) the consideration received by the Company for such issuance, and the denominator of which equals the product of the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance multiplied by the market value immediately after such issuance. The market value of the Common Stock for the purpose of determining whether the holders of the Prior Preferred have contractual rights to a reduction of their conversion prices because that security has been diluted is defined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which the market value is being determined. The market value determined for this purpose in relation to the potential issuance of the Series I Preferred was determined at each closing of the purchase of Series I Preferred, each of which was an individually dilutive event, and was $0.6452 per share on December 19, 2003 the date of the final sale of Series I Preferred.

   To better help you understand how the aggregate issuance of the Series I Preferred affects the conversion price of each of the Prior Preferred, the following table lists the conversion price of each security immediately before and immediately after the sale of all of the 16,809,987 shares of Series I Preferred following the final purchase of Series I Preferred on December 19, 2003.

                                Conversion Price  Conversion Price
                                Prior to Issuance  After Issuance
                                ----------------- ----------------
             Series B Preferred      $5.2383          $1.5370
             Series C Preferred      $4.9879          $1.4636
             Series D Preferred      $2.7013          $0.7927
             Series F Preferred      $1.8778          $0.5510
             Series G Preferred      $3.0815          $0.9042
             Series H Preferred      $  1.00          $0.2934

   The Company did not seek the opinion of an independent financial advisor as to whether the potential issuance of the Series I Preferred was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company's financial condition, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this Proposal 4. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred and the Series C Preferred, each voting as a separate series, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

                                  PROPOSAL 5
TO APPROVE THE ANTICIPATED AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF OUR SERIES I CONVERTIBLE PREFERRED STOCK

Proposed Change to the Certificate of Designation of Series I Preferred Stock

   As part of the Series M Private Placement, it was contemplated that the certificate of designation of all series of Preferred Stock, whether issued or unissued, including the Series I Preferred, shall be amended to do the following things:

  . provide for a mandatory conversion of such series of Preferred Stock into Common Stock upon the conversion of our Series B Preferred Stock into Common Stock;

  . provide that the issuance of the Series M Preferred Stock pursuant to the Series M Purchase Agreement, the issuance of an additional $2 million in principal amount of the Series M Notes contemplated by the Series M Purchase Agreement (the "Additional Series M Notes"), the issuance of Series M Preferred upon conversion of the Additional Series M Notes, the issuance of the TerraNova Warrant or the issuance of the Series M Preferred Stock upon exercise of the TerraNova Warrant shall not have any anti-dilution effect on such series of Preferred Stock; and

  . eliminate the limitation on conversion to Common Stock, which limits the conversion to the extent that such conversion would result in the holder of such Preferred Stock, together with such holder's affiliates, holding 40% or more of all of the outstanding capital stock of the Company on an as-converted basis.

   Purchasers of over two-thirds of the 16,809,987 shares of Series I Preferred sold have entered into Voting Agreements with the Company, dated December 21, 2004, covenanting that from December 21, 2004 until 30 days following the next meeting of the Company's stockholders, these purchasers will vote in favor of the above discussed amendments. The Company is anticipating that upon approval of Proposals 4 and 19 at the Annual Meeting and the effectuation of these Proposals, it will issue the Series I Preferred and immediately thereafter solicit a stockholder's consent from all of the holders of Series I Preferred to approve the above discussed amendments to the Series I Preferred Certificate of Designation.

   In other words, Exhibit A to the Series I Certificate of Designation shall be amended such that the following clause at the end of the first paragraph of
Article V Conversion shall be deleted:

       "; provided, however, that, except for Organic Changes (as defined below) to which the following limitation does not apply, the Series I Preferred Stock shall not be convertible into Conversion Stock to the extent that such conversion would result in the holder of the Series I Preferred, together with such holder's Affiliates, holding 40% or more of all of the outstanding capital stock of the Corporation on an as converted basis."

   and replaced with "." at the end of such paragraph ending "...then in effect"

Summary of the Material Terms of the Series I Preferred Stock After Amendment

   Upon issuance of the Series I Preferred and the consent of holders of over two-thirds of the outstanding shares of Series I Preferred to the above-described amendments, the Series I Preferred shall have the following rights and material terms:

Dividends

   The Company is required to declare and pay to the holders of the Series I Preferred, on an as-converted basis, any dividends declared or paid to the Common Stock, whether such dividends are payable in cash, securities or other property, other than dividends payable solely in shares of Common Stock. There is no restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends to the Series I Preferred due to the Company not declaring dividends on its Common Stock.

Liquidation

   Upon any liquidation, dissolution and winding up of the Company, each holder of Series I Preferred is entitled to receive an amount in cash equal to $1.50 for each share of Series I Preferred, plus any accrued but unpaid dividends thereon ("Series I Liquidation Preference"). If the Company's assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series M Preferred, if issued, and the remaining assets will be distributed between the holders of Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Series L Preferred (if issued), on a pro rata basis dependant on the aggregate maximum liquidation preference of all of the Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred outstanding. The assets remaining after these distributions will be shared between the holders of Series B Preferred and Series C Preferred on a pro rata basis, dependent on the aggregate maximum liquidation preference of all outstanding Series B Preferred and Series C Preferred. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

   Except as set forth below or if the Series I Preferred is issued and subsequently converted into voting shares of Common Stock, the holders of shares of Series I Preferred have no voting rights.

   For so long as at least 20% of the shares of Series I Preferred issued under the Series I Stock Purchase Agreements remain outstanding, the affirmative vote of the holders of two-thirds of the shares of Series I Preferred then outstanding is required for the Company to (i) alter or change the preferences, rights or powers of the Series I Preferred, or (ii) increase or decrease the authorized number of shares of Series I Preferred.

Conversion to Common Stock

   The holders of Series I Preferred, at any time and from time to time, may convert all or any portion of the Series I Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company's Common Stock is changed). The initial conversion price for the Series I Preferred was $0.15 per common share. Furthermore, upon the conversion of 100% of the Series B Preferred into Common Stock, the Series I Preferred shall automatically be converted, at the then current conversion price, into Common Stock.

   The rate at which shares of Series I Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series I Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the conversion rate of the Series I Preferred shall be proportionately adjusted to prevent dilution. The market price of the Common Stock for this purpose is determined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which market price is being determined. Certain permitted issuances, including, but not limited to options or shares granted under the Company's stock option plans or the granting of options for up to 75,000 shares of Common Stock to employees and consultants of the Company outside of the Company's stock option plans, will not trigger such an adjustment to the rate of conversion. The issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of the Additional Series M Notes, the TerraNova Warrant and the Series M Preferred upon exercise of the TerraNova Warrant are also permitted issuances which would not trigger such an adjustment to the rate of conversion.

   Assuming that the holders of Series I Preferred approved the amendment to the certificate of designation of the Series I Preferred stated above and such amendment was effectuated, the shares of Series I Preferred outstanding on the date such amendment was effectuated, would be convertible into 249,160,059 shares of Common Stock, representing approximately 26.8% of the Company's outstanding Common Stock on a fully diluted basis.

General Stockholder Approval Requirements

   The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Series I Preferred, as amended, will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   Section 4C of the Company's Certificate of Incorporation also prohibits any transaction or related series of transactions involving the Company which would result in any person becoming the beneficial owner, directly or indirectly, of more than 40% of the voting securities of the Company, unless the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred, voting as a single class, is obtained

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this Proposal 5. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series F Preferred, each voting as a separate series, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 5.

                                  PROPOSAL 6
TO APPROVE THE ISSUANCE OF OUR SERIES J CONVERTIBLE PREFERRED STOCK

   The following summary of the terms of the private placement and the description of the Series J Preferred are intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the form of the Series J Preferred Stock Purchase Agreement, the Series J Preferred Registration Rights Agreement and Series J Preferred Certificate of Designation in their entirety, which are included as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended March 27, 2004, filed with the SEC. You should read this summary in conjunction with those documents.

Series J Preferred Private Placement

   In March 2004, our Board designated and approved the issuance of up to 8,000,000 shares of Series J Preferred in a private placement. From March 2004 through July 2004, the Company entered into Stock Purchase Agreements with forty-two accredited investors to sell 7,999,993 shares of the Series J Preferred at $1.50 per share for an aggregate consideration of approximately $12,000,000 (collectively, the "Series J Stock Purchase Agreements"), conditional upon stockholder approval of the issuance of the Series J Preferred and the increase in the Company's authorized capital to at least 500,000,000 shares, of which 425,000,000 shares are Common Stock and 75,000,000 shares are preferred stock. See "Security Ownership--Series J Preferred Stock" on page 96 for further details. The final sale of Series J Preferred was completed on July 26, 2004. Once issued, the Series J Preferred is subject to the rights and preferences set forth in its certificate of designation, the Company's Amended and Restated Certificate of Incorporation, and the Company's bylaws.

Series J Stock Purchase Agreement

   The Series J Preferred sold in the private placement was unregistered and, therefore, subject to restrictions on resale and transferability. Purchasers of the Series J Preferred in the private placement were granted registration rights with respect to shares of Common Stock into which the Series J Preferred is convertible, as described below. Pursuant to the Series J Stock Purchase Agreements, purchasers of the Series J Preferred have agreed that they will not sell, transfer or otherwise dispose of the Series J Preferred, when issued, or any options, rights or warrants to purchase the Series J Preferred or grant such options, rights or warrants, during a lockup period if there is an underwritten public offering of the Company's securities and the managing underwriter of that offering requires it. The lockup period will be the shorter of (i) 240 days after the effectiveness of the registration statement used to effectuate the offering, or (ii) the period of time during which the officers and directors of the Company are subject to the same transfer restrictions.

Series J Registration Rights Agreement

   Pursuant to the Series J Stock Purchase Agreements, the Company and each of the Series J Preferred investors entered into a Registration Rights Agreement (the "Series J Registration Rights Agreement"). Pursuant to the Series J Registration Rights Agreement, a majority of the holders of the Company's Series J Preferred may demand that the Company file a registration statement under the Securities Act of 1933 to register for resale the Common Stock issuable upon conversion of the Series J Preferred held by the demanding stockholders ("Series J Demand Right"). Holders of a majority of the Series J Preferred may exercise their Series J Demand Right up to three times. In addition to the Series J Demand Right, holders of the Series J Preferred also enjoy incidental or "piggyback" registration rights to register for resale the Common Stock issuable upon conversion of the Series J Preferred whenever the Company proposes to register any of its securities under the Securities Act of 1933. Under the Series J Registration Rights Agreement, the Company will bear all of the expenses associated with the securities registration process pursuant to the Series J Demand Right or other piggyback rights and will compensate holders of the Series J Preferred for one counsel for each registration. The holders of the Series J Preferred stock are precluded from requesting any type of registration until the issuance of the Series K Preferred and the Company's certificate of incorporation is amended to increase the number of authorized shares of Common Stock to at least 425,000,000 and the number of authorized shares of Preferred Stock to at least 75,000,000.

   Pursuant to the Series J Registration Rights Agreement, the Company has agreed to indemnify and hold harmless each holder of the Series J Preferred against any and all losses, liabilities, claims, damages and expenses arising out of any material misstatement or omission in the registration statement used in response to the Series J Demand Right or any piggyback rights discussed above, unless such losses and liabilities were due to actions of the holders of the Series J Preferred. Similarly, holders of the Series J Preferred agreed to indemnify and hold harmless the Company, its directors and officers who sign a registration statement and each person, if any, who controls the Company against any and all losses, liabilities, claims, damages and expenses arising out of any misstatement or omission in the registration statement used in response to the Series J Demand Right or any piggyback rights discussed above if such misstatement or omission resulted from written information furnished to the Company by or on behalf of the Series J Preferred holders for use in such registration statement.

Use of Proceeds

   The Company has used the proceeds from the sale of the Series J Preferred for the following purposes: (i) to invest in technology; (ii) to strengthen its balance sheet by reducing accounts payable and (iii) for working capital. If the Company's stockholders do not approve the issuance of the Series J Preferred, the Company will return to each purchaser their purchase price for the Series J Preferred.

Nasdaq Stockholder Approval Requirements

   The Company's Common Stock is listed on the Nasdaq SmallCap Market. The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company's outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. As of July 26, 2004, the final date on which shares of Series J Preferred were sold, 7,999,993 shares of Series J Preferred outstanding were convertible into 79,999,930 shares of Common Stock, representing over 100% of the Company's outstanding Common Stock on that date. The closing bid price of one share of Common Stock on the Nasdaq SmallCap Market on July 26, 2004 was $0.48. The equivalent conversion price of one share of Series J Preferred on that date was $0.15 and therefore was below the public market price of one share of Common Stock on the Nasdaq SmallCap Market when the Series J Preferred were sold.

   In addition, the Nasdaq Rules require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Series J Preferred will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   In the event that stockholder approval of the issuance of the Series J Preferred or the approval of the increase in the Company's authorized capital is not obtained, the Series J Preferred will not be issued.

Summary of the Material Terms of the Series J Preferred Stock

   Upon approval of Proposal 3 above, the Company's Amended and Restated Certificate of Incorporation will authorize the Board to issue, without any action by the Company's stockholders, up to 345,239,155 shares of preferred stock, in any classes or series the Board determines, and to specify the rights, preferences and privileges of such shares. The Board has authorized the issuance of up to 8,000,000 shares of Series J Preferred with the following rights and material terms.

Dividends

   The Company is required to declare and pay to the holders of the Series J Preferred, on an as-converted basis, any dividends declared or paid to the Common Stock, whether such dividends are payable in cash, securities or other property, other than dividends payable solely in shares of Common Stock. There is no restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends to the Series J Preferred due to the Company not declaring dividends on its Common Stock.

Liquidation

   Upon any liquidation, dissolution and winding up of the Company, each holder of Series J Preferred is entitled to receive an amount in cash equal to $1.50 for each share of Series J Preferred, plus any accrued but unpaid dividends thereon ("Series J Liquidation Preference"). If the Company's assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series M Preferred, if issued, and the remaining assets will be distributed between the holders of Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Series L Preferred (if issued), on a pro rata basis dependant on the aggregate maximum liquidation preference of all of the Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred outstanding. The assets remaining after these distributions will be shared between the holders of Series B Preferred and Series C Preferred on a pro rata basis dependent on the aggregate maximum liquidation preference of all outstanding Series B Preferred and Series C Preferred. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

   Except as set forth below or if the Series J Preferred is issued and subsequently converted into voting shares of Common Stock, the holders of shares of Series J Preferred have no voting rights.

   For so long as at least 20% of the shares of Series J Preferred issued under the Series J Stock Purchase Agreements remain outstanding, the affirmative vote of the holders of two-thirds of the shares of Series J Preferred then outstanding is required for the Company to (i) alter or change the preferences, rights or powers of the Series J Preferred, or (ii) increase or decrease the authorized number of shares of Series J Preferred.

Conversion to Common Stock

   Subject to stockholder approval for the issuance of the Series J Preferred, once issued, the holders of Series J Preferred, at any time and from time to time, may convert all or any portion of the Series J Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company's Common Stock is changed). However, except for certain organic changes, Series J Preferred shall not be convertible into Common stock to the extent that such conversion would result in the holder of the Series J Preferred, together with such holder's affiliates, holding 40% or more of all of the outstanding capital stock of the Company on an as converted basis. The initial conversion price for the Series J Preferred was $0.15 per common share.

   The rate at which shares of Series J Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series J Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the conversion rate of the Series J Preferred shall be proportionately adjusted to prevent dilution. The market price of the Common Stock for this purpose is determined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which market price is being determined. Certain permitted issuances, including, but not limited to options or shares granted under the Company's stock option plans or the granting of options for up to 75,000 shares of Common Stock to employees and consultants of the Company outside of the Company's stock option plans, will not trigger such an adjustment to the rate of conversion.

   Due to the contracted sale of our Series K Preferred, our Series L Preferred, and Extension Warrants in private placements and the issuance of contractor warrants, the conversion price of the Series J Preferred was adjusted to $0.1230, which results in one share of Series J Preferred convertible into 12.1951 shares of Common Stock as of January 14, 2005. The issuance of the Series M Preferred, the TerraNova Warrant and other issuances related to the Series M Private Placement would have further diluted the rate of conversion for the Series J Preferred. However, it is contemplated that the Series J Preferred shall be amended to classify the issuance of the Series M Preferred, the TerraNova Warrant and the other issuances related to the Series M Private Placement as permitted issuances, which would not cause a anti-dilution adjustment to the rate of conversion of the Series J Preferred. See Proposal 7. As of January 14, 2005, the shares of Series J Preferred outstanding, if convertible, assuming anti-dilution adjustment for each of the issuances discussed above and no anti-dilution adjustment for the issuance under the Series M Private Placement, would be convertible into 97,560,872 shares of Common Stock, representing approximately 10.5% of the Company's outstanding Common Stock on a fully diluted basis.

Effect of Issuance of Series J Preferred on the Company's Outstanding Securities and Warrants

   Since the Series J Preferred was sold at $1.50 per share, the potential issuance of the Series J Preferred will be dilutive to the holders of the Company's outstanding capital stock and stock that is contracted to be issued prior to the contracted sale of the Series J Preferred, including the Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued) and Common Stock. The potential issuance of the Series J Preferred will also be dilutive to certain of the Company's various outstanding options and warrants. Of these securities, each of the Prior Preferred, Series I Preferred and certain warrants issued to officers and key employees, carry anti-dilution provisions in their conversion or exercise rights.

   The conversion prices of each of the Prior Preferred and the Series I Preferred are required to be reduced on a weighted average basis concurrent with any issuance, other than certain permitted issuances, by the Company of securities for a consideration per share less than the market value of the Common Stock immediately prior to the date the Company fixes the purchase price for such securities. This weighted average reduction for the Prior Preferred and the Series I Preferred would mean that the conversion price is decreased to the mathematical result of (i) the conversion price in effect immediately prior to such issuance multiplied by (ii) a fraction, the numerator of which equals the sum of (y) the number of shares of Common Stock outstanding on a fully diluted basis (in accordance with the applicable certificate of designation) prior to such issuance multiplied by the market value of the Common Stock on the day of such issuance plus (x) the consideration received by the Company for such issuance, and the denominator of which equals the product of the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance multiplied by the market value immediately after such issuance. The market value of the Common Stock for the purpose of determining whether the holders of the Prior Preferred and the Series I Preferred have contractual rights to a reduction of their respective conversion prices because that security has been diluted is defined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which the market value is being determined. The market value determined for this purpose in relation to the issuance of the Series J Preferred was determined at each closing of the purchase of Series J Preferred each of which was an individually dilutive event, and on July 26, 2004 the final Series J Preferred dilutive issuance, was $0.5834 per share.

   The Compensation Warrants (defined below) granted, part of which are subject to stockholder approval, on February 12, 2004, are each initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable upon issuance. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of January 14, 2005, the Compensation Warrants were exercisable into 5,123,466 shares of Common Stock.

   To better help you understand how the aggregate issuance of the Series J Preferred affects the conversion/exercise price of each of the Prior Preferred, the Series I Preferred and the Compensation Warrants, the following table lists the conversion/exercise price of each security immediately before and immediately after the sale of all of the 7,999,993 shares of Series J Preferred. Please note that upon anti-dilution adjustment, the exercise price of the Compensation Warrants does not change. However, the number of shares of Common Stock into which the Compensation Warrants are exercisable increases.

                         Conversion/Exercise Price Conversion/Exercise Price
                             Prior to Issuance          After Issuance
                         ------------------------- -------------------------
   Series B Preferred...          $1.5176                   $1.2641
   Series C Preferred...          $1.4451                   $1.2037
   Series D Preferred...          $0.7827                   $0.6519
   Series F Preferred...          $0.5441                   $0.4533
   Series G Preferred...          $0.8928                   $0.7436
   Series H Preferred...          $0.2897                   $0.2413
   Series I Preferred...          $0.1481                   $0.1234
   Compensation Warrants          $  0.01                   $  0.01

   The Company did not seek the opinion of an independent financial advisor as to whether the issuance of the Series J Preferred was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company's financial condition, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this Proposal 6. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred and the Series C Preferred, each voting as a separate series, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 6.

                                  PROPOSAL 7
TO APPROVE THE ANTICIPATED AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF OUR SERIES J CONVERTIBLE PREFERRED STOCK

Proposed Change to the Certificate of Designation of Series J Preferred Stock

   As part of the Series M Private Placement, it was contemplated that the certificate of designation of all series of Preferred Stock, whether issued or unissued, including the Series J Preferred, shall be amended to do the following things:

  . provide for a mandatory conversion of such series of Preferred Stock into Common Stock upon the conversion of our Series B Preferred Stock into Common Stock;

  . provide that the issuance of the Series M Preferred Stock pursuant to the Series M Purchase Agreement, the issuance of an additional $2 million in principal amount of the Series M Notes contemplated by the Series M Purchase Agreement (the "Additional Series M Notes"), the issuance of Series M Preferred upon conversion of the Additional Series M Notes, the issuance of the TerraNova Warrant or the issuance of the Series M Preferred Stock upon exercise of the TerraNova Warrant shall not have any anti-dilution effect on such series of Preferred Stock; and

  . eliminate the limitation on conversion to Common Stock, which limits the conversion to the extent that such conversion would result in the holder of such Preferred Stock, together with such holder's affiliates, holding 40% or more of all of the outstanding capital stock of the Company on an as-converted basis.

   Purchasers of over two-thirds of the 7,999,993 shares of Series J Preferred sold have entered into Voting Agreements with the Company, dated December 21, 2004, covenanting that from December 21, 2004 until 30 days following the next meeting of the Company's stockholders, these purchasers will vote in favor of the above discussed amendments. The Company is anticipating that upon approval of Proposals 6 and 19 at the Annual Meeting and the effectuation of these Proposals, it will issue the Series J Preferred and immediately thereafter solicit a stockholder's consent from all of the holders of Series J Preferred to approve the above discussed amendments to the Series J Preferred Certificate of Designation.

   In other words, Exhibit A to the Series J Certificate of Designation shall be amended such that the following clause at the end of the first paragraph of
Article V Conversion shall be deleted:

       "; provided, however, that, except for Organic Changes (as defined below) to which the following limitation does not apply, the Series J Preferred Stock shall not be convertible into Conversion Stock to the extent that such conversion would result in the holder of the Series J Preferred, together with such holder's Affiliates, holding 40% or more of all of the outstanding capital stock of the Corporation on an as converted basis."

   and replaced with "." at the end of such paragraph ending "...then in effect"

Summary of the Material Terms of the Series J Preferred Stock After Amendment

   Upon issuance of the Series J Preferred and the consent of holders of over two-thirds of the outstanding shares of Series J Preferred to the above-described amendments, the Series J Preferred shall have the following rights and material terms:

Dividends

   The Company is required to declare and pay to the holders of the Series J Preferred, on an as-converted basis, any dividends declared or paid to the Common Stock, whether such dividends are payable in cash, securities or other property, other than dividends payable solely in shares of Common Stock. There is no restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends to the Series J Preferred due to the Company not declaring dividends on its Common Stock.

Liquidation

   Upon any liquidation, dissolution and winding up of the Company, each holder of Series J Preferred is entitled to receive an amount in cash equal to $1.50 for each share of Series J Preferred, plus any accrued but unpaid dividends thereon ("Series J Liquidation Preference"). If the Company's assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series M Preferred, if issued, and the remaining assets will be distributed between the holders of Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Series L Preferred (if issued), on a pro rata basis dependant on the aggregate maximum liquidation preference of all of the Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred outstanding. The assets remaining after these distributions will be shared between the holders of Series B Preferred and Series C Preferred on a pro rata basis, dependent on the aggregate maximum liquidation preference of all outstanding Series B Preferred and Series C Preferred. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

   Except as set forth below or if the Series J Preferred is issued and subsequently converted into voting shares of Common Stock, the holders of shares of Series J Preferred have no voting rights.

   For so long as at least 20% of the shares of Series J Preferred issued under the Series J Stock Purchase Agreements remain outstanding, the affirmative vote of the holders of two-thirds of the shares of Series J Preferred then outstanding is required for the Company to (i) alter or change the preferences, rights or powers of the Series J Preferred, or (ii) increase or decrease the authorized number of shares of Series J Preferred.

Conversion to Common Stock

   The holders of Series J Preferred, at any time and from time to time, may convert all or any portion of the Series J Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company's Common Stock is changed). The initial conversion price for the Series J Preferred was $0.15 per common share. Furthermore, upon the conversion of 100% of the Series B Preferred into Common Stock, the Series J Preferred shall automatically be converted, at the then current conversion price, into Common Stock.

   The rate at which shares of Series J Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series J Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the conversion rate of the Series J Preferred shall be proportionately adjusted to prevent dilution. The market price of the Common Stock for this purpose is determined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which market price is being determined. Certain permitted issuances, including, but not limited to options or shares granted under the Company's stock option plans or the granting of options for up to 75,000 shares of Common Stock to employees and consultants of the Company outside of the Company's stock option plans, will not trigger such an adjustment to the rate of conversion. The issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred upon conversion of the Additional Series M Notes, the TerraNova Warrant and the Series M Preferred upon exercise of the TerraNova Warrant are also permitted issuances which would not trigger such an adjustment to the rate of conversion.

   Assuming that the holders of Series J Preferred approved the amendment to the certificate of designation of the Series J Preferred stated above and such amendment was effectuated, the shares of Series J Preferred outstanding on the date such amendment was effectuated, would be convertible into 97,560,872 shares of Common Stock, representing approximately 10.5% of the Company's outstanding Common Stock on a fully diluted basis.

General Stockholder Approval Requirements

   The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Series J Preferred, as amended, will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   Section 4C of the Company's Certificate of Incorporation also prohibits any transaction or related series of transactions involving the Company which would result in any person becoming the beneficial owner, directly or indirectly, of more than 40% of the voting securities of the Company, unless the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred, voting as a single class, is obtained.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this Proposal 7. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series F Preferred, each voting as a separate series, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 7.

                                  PROPOSAL 8
TO APPROVE THE ISSUANCE OF OUR SERIES K CONVERTIBLE PREFERRED STOCK

   The following summary of the terms of the private placement and the description of the Series K Preferred are intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the form of the Series K Preferred Stock Purchase Agreement, Series K Preferred Registration Rights Agreement and the Series K Preferred Certificate of Designation in their entirety, which are included as Exhibit B to this Proxy Statement. You should read this summary in conjunction with those documents.

Series K Preferred Private Placement

   In June 2004, our Board designated and approved the issuance of up to 16,700,000 shares of Series K Preferred in a private placement. From August 2004 through December 2004, the Company entered into Stock Purchase Agreements with four accredited investors to sell 9,851,466 shares of the Series K Preferred at $1.50 per share for an aggregate consideration of approximately $14,777,200 (collectively, the "Series K Stock Purchase Agreements"), conditioned upon stockholder approval of the issuance of the Series K Preferred and the increase in the Company's authorized capital to at least 775,000,000,000 share of which 700,000,000 shares are Common Stock and 75,000,000 shares are preferred stock. See "Security Ownership--Series K Preferred Stock" on page 97 for further details. The final sale of the Series K Preferred was completed on December 21, 2004. Once issued, the Series K Preferred will be subject to the rights and preferences set forth in its certificate of designation, the Company's Amended and Restated Certificate of Incorporation, and the Company's bylaws.

Series K Stock Purchase Agreement

   The Series K Preferred sold in the private placement was unregistered and, therefore, subject to restrictions on resale and transferability. Purchasers of the Series K Preferred in the private placement were granted registration rights with respect to shares of Common Stock into which the Series K Preferred is convertible, as described below. Pursuant to the Series K Stock Purchase Agreements, purchasers of the Series K Preferred have agreed that they will not sell, transfer or otherwise dispose of the Series K Preferred or any options, rights or warrants to purchase the Series K Preferred, when issued, or grant such options, rights or warrants, during a lockup period if there is an underwritten public offering of the Company's securities and the managing underwriter of that offering requires it. The lockup period will be the shorter of (i) 240 days after the effectiveness of the registration statement used to effectuate the offering, or (ii) the period of time during which the officers and directors of the Company are subject to the same transfer restrictions.

Series K Registration Rights Agreement

   Pursuant to the Series K Stock Purchase Agreements, the Company and each of the Series K Preferred investors entered into a Registration Rights Agreement (the "Series K Registration Rights Agreement"). Pursuant to the Series K Registration Rights Agreement, a majority of the holders of the Company's Series K Preferred may demand that the Company file a registration statement under the Securities Act of 1933 to register for resale the Common Stock issuable upon conversion of the Series K Preferred held by the demanding stockholders ("Series K Demand Right"). Holders of a majority of the Series K Preferred may exercise their Series K Demand Right up to three times. In addition to the Series K Demand Right, holders of the Series K Preferred also enjoy incidental or "piggyback" registration rights to register for resale the Common Stock issuable upon conversion of the Series K Preferred whenever the Company proposes to register any of its securities under the Securities Act of 1933. Under the Series K Registration Rights Agreement, the Company will bear all of the expenses associated with the securities registration process pursuant to the Series K Demand Right or other piggyback rights and will compensate holders of the Series K Preferred for one counsel for each registration. The holders of the Series K Preferred stock are precluded from requesting any type of registration until the issuance of the Series K Preferred and the Company's Certificate of Incorporation is amended to increase the number of authorized shares of Common Stock to 700,000,000 and the number of authorized shares of Preferred Stock to 75,000,000.

   Pursuant to the Series K Registration Rights Agreement, the Company has agreed to indemnify and hold harmless each holder of the Series K Preferred against any and all losses, liabilities, claims, damages and expenses arising out of any material misstatement or omission in the registration statement used in response to the Series K Demand Right or any piggyback rights discussed above, unless such losses and liabilities were due to actions of the holders of the Series K Preferred. Similarly, holders of the Series K Preferred agreed to indemnify and hold harmless the Company, its directors and officers who sign a registration statement and each person, if any, who controls the Company against any and all losses, liabilities, claims, damages and expenses arising out of any misstatement or omission in the registration statement used in response to the Series K Demand Right or any piggyback rights discussed above if such misstatement or omission resulted from written information furnished to the Company by or on behalf of the Series K Preferred holders for use in such registration statement.

Use of Proceeds

   The Company has used the proceeds from the sale of the Series K Preferred for the following purposes: (i) to invest in technology; (ii) to strengthen its balance sheet by reducing accounts payable; and (iii) for working capital. If the Company's stockholders do not approve the issuance of the Series K Preferred, the Company will return to each purchaser their purchase price for the Series K Preferred.

Nasdaq Stockholder Approval Requirements

   The Company's Common Stock is listed on the Nasdaq SmallCap Market. The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company's outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. As of December 21, 2004, the final date on which shares of Series K Preferred were sold, 9,851,466 shares of Series K Preferred outstanding were convertible into 98,514,660 shares of Common Stock, representing over 100 % of the Company's outstanding Common Stock on that date. The closing bid price of one share of Common Stock on the Nasdaq SmallCap Market on December 21, 2004 was $0.24. The equivalent conversion price of one share of Series K Preferred on that date was $0.15 and therefore was below the public market price of one share of Common Stock on the Nasdaq SmallCap Market when the Series K Preferred were sold.

   In addition, the Nasdaq Rules require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Series K Preferred will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   In the event that stockholder approval of the issuance of the Series K Preferred or the approval of the increase in the Company's authorized capital is not obtained, the Series K Preferred will not be issued.

Summary of the Material Terms of the Series K Preferred Stock

   Upon approval of Proposal 3 above, the Company's Amended and Restated Certificate of Incorporation will authorize the Board to issue, without any action by the Company's stockholders, up to 345,239,155 shares of preferred stock, in any classes or series the Board determines, and to specify the rights, preferences and privileges of such shares. The Board has authorized the issuance of up to 16,700,000 shares of Series K Preferred with the following rights and material terms.

Dividends

   The Company is required to declare and pay to the holders of the Series K Preferred, on an as-converted basis, any dividends declared or paid to the Common Stock, whether such dividends are payable in cash, securities or other property, other than dividends payable solely in shares of Common Stock. There is no restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends to the Series K Preferred due to the Company not declaring dividends on its Common Stock.

Liquidation

   Upon any liquidation, dissolution and winding up of the Company, each holder of Series K Preferred is entitled to receive an amount in cash equal to $1.50 for each share of Series K Preferred, plus any accrued but unpaid dividends thereon ("Series K Liquidation Preference"). If the Company's assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series M Preferred, if issued, and the remaining assets will be distributed between the holders of Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Series L Preferred (if issued), on a pro rata basis dependant on the aggregate maximum liquidation preference of all of the Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred outstanding. The assets remaining after these distributions will be shared between the holders of Series B Preferred and Series C Preferred on a pro rata basis dependent on the aggregate maximum liquidation preference of all outstanding Series B Preferred and Series C Preferred. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

   Except as set forth below or if the Series K Preferred is issued and subsequently converted into voting shares of Common Stock, the holders of Series K Preferred have no voting rights.

   For so long as at least 20% of the shares of Series K Preferred issued under the Series K Stock Purchase Agreements remain outstanding, the affirmative vote of the holders of two-thirds of the shares of Series K Preferred then outstanding is required for the Company to (i) alter or change the preferences, rights or powers of the Series K Preferred, or (ii) increase or decrease the authorized number of shares of Series K Preferred.

Conversion to Common Stock

   Subject to stockholder approval for the issuance of the Series K Preferred, once issued, the holders of Series K Preferred, at any time and from time to time, may convert all or any portion of the Series K Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company's Common Stock is changed). However, except for certain organic changes, Series K Preferred shall not be convertible into Common stock to the extent that such conversion would result in the holder of the Series K Preferred, together with such holder's affiliates, holding 40% or more of all of the outstanding capital stock of the Company on an as converted basis. The initial conversion price for the Series K Preferred was $0.15 per common share.

   The rate at which shares of Series K Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series K Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the conversion rate of the Series K Preferred shall be proportionately adjusted to prevent dilution. The market price of the Common Stock for this purpose is determined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which market price is being determined. Certain permitted issuances, including, but not limited to options or shares granted under the Company's stock option plans or the granting of options for up to 75,000 shares of Common Stock to employees and consultants of the Company outside of the Company's stock option plans, will not trigger such an adjustment to the rate of conversion.

   Due to the contracted sale of our Series L Preferred and Extension Warrants in private placements, the conversion price of the Series K Preferred was adjusted to $0.1394, which results in one share of Series K Preferred convertible into 10.7604 shares of Common Stock as of January 14, 2005. The issuance of the Series M Preferred, the TerraNova Warrant and other issuances related to the Series M Private Placement would have further diluted the rate of conversion for the Series K Preferred. However, it is contemplated that the Series K Preferred shall be amended to classify the issuance of the Series M Preferred, the TerraNova Warrant and the other issuances related to the Series M Private Placement as permitted issuances, which would not cause a anti-dilution adjustment to the rate of conversion of the Series K Preferred. See Proposal 9. As of January 14, 2005, the shares of Series K Preferred outstanding, if convertible, assuming anti-dilution adjustment for each of the issuances discussed above and no anti-dilution adjustment for the issuance under the Series M Private Placement, would be convertible into 106,005,735 shares of Common Stock, representing approximately 11.4% of the Company's outstanding Common Stock on a fully diluted basis.

Effect of Issuance of Series K Preferred on the Company's Outstanding Securities and Warrants

   Since the Series K Preferred was sold at $1.50 per share, the potential issuance of the Series K Preferred will be dilutive to the holders of the Company's outstanding capital stock and stock that is contracted to be issued prior to the contracted sale of the Series K Preferred, including the Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued) and Series J Preferred (if issued) and Common Stock. The potential issuance of the Series K Preferred will also be dilutive to certain of the Company's various outstanding options and warrants. Of these securities, each of the Prior Preferred, the Series I Preferred, the Series J Preferred and the Compensation Warrants (defined below), carry anti-dilution provisions in their conversion or exercise rights.

   The conversion prices of each of the Prior Preferred, the Series I Preferred and the Series J Preferred are required to be reduced on a weighted average basis concurrent with any issuance, other than certain permitted issuances, by the Company of securities for a consideration per share less than the market value of the Common Stock immediately prior to the date the Company fixes the purchase price for such securities. This weighted average reduction for the Prior Preferred, the Series I Preferred and the Series J Preferred would mean that the conversion price is decreased to the mathematical result of (i) the conversion price in effect immediately prior to such issuance multiplied by
(ii) a fraction, the numerator of which equals the sum of (y) the number of shares of Common Stock outstanding on a fully diluted basis (in accordance with the applicable certificate of designation) prior to such issuance multiplied by the market value of the Common Stock on the day of such issuance plus (x) the consideration received by the Company for such issuance, and the denominator of which equals the product of the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance multiplied by the market value immediately after such issuance. The market value of the Common Stock for the purpose of determining whether the holders of the Prior Preferred, Series I Preferred and Series J Preferred have contractual rights to a reduction of their respective conversion prices because that security has been diluted is defined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which the market value is being determined. The market value determined for this purpose in relation to the Series K Preferred was determined at each closing of the purchase of Series K Preferred, each of which was an individually dilutive event, and on December 21, 2004 the final Series K Preferred dilutive issuance, was $0.2208 per share.

   The Compensation Warrants granted, part of which are subject to stockholder approval, on February 12, 2004, are each initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable upon issuance. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of January 14, 2005, the Compensation Warrants were exercisable into 5,123,466 shares of Common Stock.

   To better help you understand how the aggregate issuance of the Series K Preferred affects the conversion/exercise price of each of the Prior Preferred, the Series I Preferred, the Series J Preferred and the Compensation Warrants, the following table lists the conversion/exercise price of each security immediately before and immediately after the sale of all of the 9,851,466 shares of Series K Preferred. Please note that upon anti-dilution adjustment, the exercise price of the Compensation Warrants does not change. However, the number of shares of Common Stock into which the Compensation Warrants are exercisable increases.

                         Conversion/Exercise Price Conversion/Exercise Price
                             Prior to Issuance          After Issuance
                         ------------------------- -------------------------
   Series B Preferred...          $1.2583                   $1.1156
   Series C Preferred...          $1.1982                   $1.0623
   Series D Preferred...          $0.6489                   $0.5753
   Series F Preferred...          $0.4512                   $0.4001
   Series G Preferred...          $0.7402                   $0.6563
   Series H Preferred...          $0.2402                   $0.2129
   Series I Preferred...          $0.1228                   $0.1088
   Series J Preferred...          $0.1493                   $0.1324
   Compensation Warrants          $  0.01                   $  0.01

   The Company did not seek the opinion of an independent financial advisor as to whether the issuance of the Series K Preferred was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company's financial condition, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this Proposal 8. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred and the Series C Preferred, each voting as a separate class, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 8.

                                  PROPOSAL 9
TO APPROVE THE ANTICIPATED AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF OUR SERIES K CONVERTIBLE PREFERRED STOCK

Proposed Change to the Certificate of Designation of Series K Preferred Stock

   As part of the Series M Private Placement, it was contemplated that the certificate of designation of all series of Preferred Stock, whether issued or unissued, including the Series K Preferred, shall be amended to do the following things:

  . provide for a mandatory conversion of such series of Preferred Stock into Common Stock upon the conversion of our Series B Preferred Stock into Common Stock;

  . provide that the issuance of the Series M Preferred Stock pursuant to the Series M Purchase Agreement, the issuance of an additional $2 million in principal amount of the Series M Notes contemplated by the Series M Purchase Agreement (the "Additional Series M Notes"), the issuance of Series M Preferred upon conversion of the Additional Series M Notes, the issuance of the TerraNova Warrant or the issuance of the Series M Preferred Stock upon exercise of the TerraNova Warrant shall not have any anti-dilution effect on such series of Preferred Stock; and

  . eliminate the limitation on conversion to Common Stock, which limits the conversion to the extent that such conversion would result in the holder of such Preferred Stock, together with such holder's affiliates, holding 40% or more of all of the outstanding capital stock of the Company on an as-converted basis.

   Purchasers of over two-thirds of the 9,851,466 shares of Series K Preferred sold have entered into Voting Agreements with the Company, dated December 21, 2004, covenanting that from December 21, 2004 until 30 days following the next meeting of the Company's stockholders, these purchasers will vote in favor of the above discussed amendments. The Company is anticipating that upon approval of Proposals 8 and 19 at the Annual Meeting and the effectuation of these Proposals, it will issue the Series K Preferred and immediately thereafter solicit a stockholder's consent from all of the holders of Series K Preferred to approve the above-discussed amendments to the Series K Preferred Certificate of Designation.

   In other words, Exhibit A to the Series K Certificate of Designation shall be amended such that the following clause at the end of the first paragraph of
Article V Conversion shall be deleted:

       "; provided, however, that, except for Organic Changes (as defined below) to which the following limitation does not apply, the Series K Preferred Stock shall not be convertible into Conversion Stock to the extent that such conversion would result in the holder of the Series K Preferred, together with such holder's Affiliates, holding 40% or more of all of the outstanding capital stock of the Corporation on an as converted basis."

   and replaced with "." at the end of such paragraph ending "...then in effect"

Summary of the Material Terms of the Series K Preferred Stock After Amendment

   Upon issuance of the Series K Preferred and the consent of holders of over two-thirds of the outstanding shares of Series K Preferred to the above-described amendments, the Series K Preferred shall have the following rights and material terms:

Dividends

   The Company is required to declare and pay to the holders of the Series K Preferred, on an as-converted basis, any dividends declared or paid to the Common Stock, whether such dividends are payable in cash, securities or other property, other than dividends payable solely in shares of Common Stock. There is no restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends to the Series K Preferred due to the Company not declaring dividends on its Common Stock.

Liquidation

   Upon any liquidation, dissolution and winding up of the Company, each holder of Series K Preferred is entitled to receive an amount in cash equal to $1.50 for each share of Series K Preferred, plus any accrued but unpaid dividends thereon ("Series K Liquidation Preference"). If the Company's assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series M Preferred, if issued, and the remaining assets will be distributed between the holders of Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Series L Preferred (if issued), on a pro rata basis dependant on the aggregate maximum liquidation preference of all of the Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred outstanding. The assets remaining after these distributions will be shared between the holders of Series B Preferred and Series C Preferred on a pro rata basis, dependent on the aggregate maximum liquidation preference of all outstanding Series B Preferred and Series C Preferred. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

   Except as set forth below or if the Series K Preferred is issued and subsequently converted into voting shares of Common Stock, the holders of shares of Series K Preferred have no voting rights.

   For so long as at least 20% of the shares of Series K Preferred issued under the Series K Stock Purchase Agreements remain outstanding, the affirmative vote of the holders of two-thirds of the shares of Series K Preferred then outstanding is required for the Company to (i) alter or change the preferences, rights or powers of the Series K Preferred, or (ii) increase or decrease the authorized number of shares of Series K Preferred.

Conversion to Common Stock

   The holders of Series K Preferred, at any time and from time to time, may convert all or any portion of the Series K Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company's Common Stock is changed). The initial conversion price for the Series K Preferred was $0.15 per common share. Furthermore, upon the conversion of 100% of the Series B Preferred into Common Stock, the Series K Preferred shall automatically be converted, at the then current conversion price, into Common Stock.

   The rate at which shares of Series K Preferred may be converted to Common Stock shall be adjusted, from time to time, in order to prevent dilution of this right to so convert held by the holders of the Series K Preferred. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock received or receivable upon conversion or exercise of such securities, of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the conversion rate of the Series K Preferred shall be proportionately adjusted to prevent dilution. The market price of the Common Stock for this purpose is determined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which market price is being determined. Certain permitted issuances, including, but not limited to options or shares granted under the Company's stock option plans or the granting of options for up to 75,000 shares of Common Stock to employees and consultants of the Company outside of the Company's stock option plans, will not trigger such an adjustment to the rate of conversion. The issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of the Additional Series M Notes, the TerraNova Warrant and the Series M Preferred upon exercise of the TerraNova Warrant are also permitted issuances which would not trigger such an adjustment to the rate of conversion.

   Assuming that the holders of Series K Preferred approved the amendment to the certificate of designation of the Series K Preferred stated above and such amendment was effectuated, the shares of Series K Preferred outstanding on the date such amendment was effectuated, would be convertible into 106,005,735 shares of Common Stock, representing approximately 11.4% of the Company's outstanding Common Stock on a fully diluted basis.

General Stockholder Approval Requirements

   The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Series K Preferred, as amended, will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   Section 4C of the Company's Certificate of Incorporation also prohibits any transaction or related series of transactions involving the Company which would result in any person becoming the beneficial owner, directly or indirectly, of more than 40% of the voting securities of the Company, unless the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred, voting as a single class, is obtained.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this Proposal 9. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series F Preferred, each voting as a separate series, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 9.

                                  PROPOSAL 10
TO APPROVE THE ISSUANCE OF OUR SERIES L CONVERTIBLE PREFERRED STOCK

   The following summary of the terms of the private placement and the description of the Series L Preferred are intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the form of the Series L Preferred Stock Purchase Agreement and the Series L Preferred Certificate of Designation in their entirety. The Series L Preferred Stock Purchase Agreement is included as an exhibit our Annual Report on Form 10-K for the fiscal year ended July 3, 2004. The Series L Preferred Certificate of Designation is attached to this Proxy Statement as Exhibit C. You should read this summary in conjunction with those documents.

Series L Preferred Private Placement

   On December 20, 2004, our Board designated and approved the issuance of up to 7,000,000 shares of Series L Preferred in a private placement. On December 21, 2004, the Company entered into Stock Purchase Agreements ("Series L Stock Purchase Agreements") with four accredited investors to sell 7,000,000 shares of the Series L Preferred at $1.00 per share for an aggregate consideration of $7,000,000, conditioned upon stockholder approval of the issuance of the Series L Preferred and the increase in the Company's authorized capital to allow for such issuance. See "Security Ownership--Series L Preferred Stock" on page 98 for further details. The consideration for the sale of these Series L Preferred consists of cancellation of the Company's obligation to repay THLPV the funds paid by THLPV to the Company. Once issued, the Series L Preferred will be subject to the rights and preferences set forth in its certificate of designation, the Company's Amended and Restated Certificate of Incorporation, and the Company's bylaws.

Series L Stock Purchase Agreement

   The Series L Preferred sold in the private placement was unregistered and, therefore, subject to restrictions on resale and transferability. Purchasers of the Series L Preferred in the private placement were granted registration rights with respect to shares of Common Stock into which the Series L Preferred is convertible, as described below. Pursuant to the Series L Stock Purchase Agreements, purchasers of the Series L Preferred have agreed that they will not sell, transfer or otherwise dispose of the Series L Preferred or any options, rights or warrants to purchase the Series L Preferred, when issued, or grant such options, rights or warrants, during a lockup period if there is an underwritten public offering of the Company's securities and the managing underwriter of that offering requires it. The lockup period will be the shorter of (i) 240 days after the effectiveness of the registration statement used to effectuate the offering, or (ii) the period of time during which the officers and directors of the Company are subject to the same transfer restrictions.

Series L Registration Rights Agreement

   Pursuant to the Series L Stock Purchase Agreements, the Series L Preferred investors are to have the same registration rights as the purchasers of the Series K Preferred under the Series K Registration Rights Agreement. Pursuant to the Series K Registration Rights Agreement, a majority of the holders of the Company's Series L Preferred may demand that the Company file a registration statement under the Securities Act of 1933 to register for resale the Common Stock issuable upon conversion of the Series L Preferred held by the demanding stockholders ("Series L Demand Right"). Holders of a majority of the Series L Preferred may exercise their Series L Demand Right up to three times. In addition to the Series L Demand Right, holders of the Series L Preferred also enjoy incidental or "piggyback" registration rights to register for resale the Common Stock issuable upon conversion of the Series L Preferred whenever the Company proposes to register any of its securities under the Securities Act of 1933. Under the Series K Registration Rights Agreement, the Company will bear all of the expenses associated with the securities registration process pursuant to the Series L Demand Right or other piggyback rights and will compensate holders of the Series L Preferred for one counsel for each registration. The holders of the Series L Preferred stock are precluded from requesting any type of registration until the issuance of the Series L Preferred and the Company's Certificate of Incorporation is amended to increase the number of authorized shares of Common Stock to 654,276,115 and the number of authorized shares of Preferred Stock to 345,239,155.

   Pursuant to the Series K Registration Rights Agreement, the Company has agreed to indemnify and hold harmless each holder of the Series L Preferred against any and all losses, liabilities, claims, damages and expenses arising out of any material misstatement or omission in the registration statement used in response to the Series L Demand Right or any piggyback rights discussed above, unless such losses and liabilities were due to actions of the holders of the Series L Preferred. Similarly, holders of the Series L Preferred agreed to indemnify and hold harmless the Company, its directors and officers who sign a registration statement and each person, if any, who controls the Company against any and all losses, liabilities, claims, damages and expenses arising out of any misstatement or omission in the registration statement used in response to the Series L Demand Right or any piggyback rights discussed above if such misstatement or omission resulted from written information furnished to the Company by or on behalf of the Series L Preferred holders for use in such registration statement.

Use of Proceeds


   The Company has used the $7,000,000 that THLPV previously paid to support its revolving credit facility. If the Company's stockholders do not approve the issuance of the Series L Preferred, the Company will have to repay the $7,000,000 to THLPV.


Nasdaq and Other Stockholder Approval Requirements

   The Company's Common Stock is listed on the Nasdaq SmallCap Market. The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company's outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. As of December 21, 2004, the 7,000,000 shares of Series L Preferred sold were convertible into 70,000,000 shares of Common Stock, representing over 100% of the Company's outstanding Common Stock on that date. The closing bid price of one share of Common Stock on the Nasdaq SmallCap Market on December 21, 2004 was $0.24. The equivalent conversion price of one share of Series L Preferred on that date was $0.10 and therefore was below the public market price of one share of Common Stock on the Nasdaq SmallCap Market when the Series L Preferred were sold.

   In addition, the Nasdaq Rules require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Series L Preferred will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   Section 4C of the Company's Certificate of Incorporation also prohibits any transaction or related series of transactions involving the Company which would result in any person becoming the beneficial owner, directly or indirectly, of more than 40% of the voting securities of the Company, unless the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred, voting as a single class, is obtained.

   In the event that stockholder approval of the issuance of the Series L Preferred or the approval of the increase in the Company's authorized capital is not obtained, the Series L Preferred will not be issued.

Summary of the Material Terms of the Series L Preferred Stock

   Upon approval of Proposal 3 above, the Company's Amended and Restated Certificate of Incorporation will authorize the Board to issue, without any action by the Company's stockholders, up to 345,239,155 shares of preferred stock, in any classes or series the Board determines, and to specify the rights, preferences and privileges of such shares. The Board has authorized the issuance of up to 7,000,000 shares of Series L Preferred with the following rights and material terms.

Dividends

   The Company is required to declare and pay to the holders of the Series L Preferred, on an as-converted basis, any dividends declared or paid to the Common Stock, whether such dividends are payable in cash, securities or other property, other than dividends payable solely in shares of Common Stock. There is no restriction on the repurchase or redemption of shares by the Company while there is any arrearage in the payment of dividends to the Series L Preferred due to the Company not declaring dividends on its Common Stock.

Liquidation

   Upon any liquidation, dissolution and winding up of the Company, each holder of Series L Preferred is entitled to receive an amount in cash equal to $1.00 for each share of Series L Preferred, plus any accrued but unpaid dividends thereon ("Series L Liquidation Preference"). If the Company's assets are insufficient to pay all liquidation preferences for all of its preferred stock, the Company will first distribute its assets to cover the liquidation preference of the Series M Preferred, if issued, and the remaining assets will be distributed between the holders of Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Series L Preferred (if issued), on a pro rata basis dependant on the aggregate maximum liquidation preference of all of the Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred outstanding. The assets remaining after these distributions will be shared between the holders of Series B Preferred and Series C Preferred on a pro rata basis, dependent on the aggregate maximum liquidation preference of all outstanding Series B Preferred and Series C Preferred. Any remaining assets will be distributed to holders of the Common Stock.

Voting Rights

   Except as set forth below or if the Series L Preferred is issued and subsequently converted into voting shares of Common Stock, the holders of shares of Series L Preferred have no voting rights.

   For so long as at least 20% of the shares of Series L Preferred issued under the Series L Stock Purchase Agreements remain outstanding, the affirmative vote of the holders of two-thirds of the shares of Series L Preferred then outstanding is required for the Company to (i) alter or change the preferences, rights or powers of the Series L Preferred, or (ii) increase or decrease the authorized number of shares of Series L Preferred.

Conversion to Common Stock

   The holders of Series L Preferred, at any time and from time to time, may convert all or any portion of the Series L Preferred, including any fraction of a share, into shares of the Common Stock (or shares or units of any security into which the Company's Common Stock is changed). The conversion price for the Series L Preferred is $0.10 per common share. Furthermore, upon the conversion of 100% of the Series B Preferred into Common Stock, the Series L Preferred shall automatically be converted, at the then current conversion price, into Common Stock.

   As of January 14, 2005, the shares of Series L Preferred outstanding, if convertible, would be convertible into 70,000,000 shares of Common Stock, representing approximately 7.5% of the Company's outstanding Common Stock on a fully diluted basis.

Effect of Issuance of Series L Preferred on the Company's Outstanding Securities and Warrants

   Since the Series L Preferred was sold at $1.00 per share with a conversion price of $0.10, the potential issuance of the Series L Preferred will be dilutive to the holders of the Company's outstanding capital stock and stock that is contracted to be issued prior to the contracted sale of the Series L Preferred, including the Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Common Stock. The potential issuance of the Series L Preferred will also be dilutive to certain of the Company's various outstanding options and warrants. Of these securities, each of the Prior Preferred, the Series I Preferred, the Series J Preferred, the Series K Preferred and the Compensation Warrants, carry anti-dilution provisions in their conversion or exercise rights.

   The conversion prices of each of the Prior Preferred, the Series I Preferred, the Series J Preferred and the Series K Preferred are required to be reduced on a weighted average basis concurrent with any issuance, other than permitted issuances described above, by the Company of securities for a consideration per share less than the market value of the Common Stock immediately prior to the date the Company fixes the purchase price for such securities. This weighted average reduction for the Prior Preferred, the Series I Preferred, Series J Preferred and Series K Preferred would mean that the conversion price is decreased to the mathematical result of (i) the conversion price in effect immediately prior to such issuance multiplied by (ii) a fraction, the numerator of which equals the sum of (y) the number of shares of Common Stock outstanding on a fully diluted basis (in accordance with the applicable certificate of designation) prior to such issuance multiplied by the market value of the Common Stock on the day of such issuance plus (x) the consideration received by the Company for such issuance, and the denominator of which equals the product of the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance multiplied by the market value immediately after such issuance. The market value of the Common Stock for the purpose of determining whether the holders of the Prior Preferred, Series I Preferred, Series J Preferred and Series K Preferred have contractual rights to a reduction of their respective conversion prices because that security has been diluted is defined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which the market value is being determined. The market value determined for this purpose in relation to the issuance of the Series L Preferred was determined on December 21, 2004 and was $0.2208 per share.

   The Compensation Warrants (defined below) granted, part of which are subject to stockholder approval, on February 12, 2004, are each initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable upon issuance. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of January 14, 2005, the Compensation Warrants were exercisable into 5,123,466 shares of Common Stock.

   To better help you understand how the aggregate issuance of the Series L Preferred affects the conversion/exercise price of each of the Prior Preferred, the Series I Preferred, the Series J Preferred, the Series K Preferred and the Compensation Warrants, the following table lists the conversion/exercise price of each security immediately before and immediately after the sale of all of the 7,000,000 shares of Series L Preferred. Please note that upon anti-dilution adjustment, the exercise price of the Compensation Warrants does not change. However, the number of shares of Common Stock into which the Compensation Warrants are exercisable increases.

                         Conversion/Exercise Price Conversion/Exercise Price
                             Prior to Issuance          After Issuance
                         ------------------------- -------------------------
   Series B Preferred...          $1.1156                   $1.0474
   Series C Preferred...          $1.0623                   $0.9974
   Series D Preferred...          $0.5753                   $0.5401
   Series F Preferred...          $0.4001                   $0.3757
   Series G Preferred...          $0.6563                   $0.6162
   Series H Preferred...          $0.2129                   $0.1999
   Series I Preferred...          $0.1088                   $0.1022
   Series J Preferred...          $0.1324                   $0.1243
   Series K Preferred...          $0.1500                   $0.1408
   Compensation Warrants          $  0.01                   $  0.01

   The Company did not seek the opinion of an independent financial advisor as to whether the issuance of the Series L Preferred was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company's financial condition, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this Proposal 10. Additionally, the affirmative vote of the holders of two thirds of the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series F Preferred, each voting as a separate series, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 10.

                                  PROPOSAL 11
TO APPROVE THE ISSUANCE OF A WARRANT TO PURCHASE 9,677,553 SHARES OF COMMON STOCK TO TH LEE PUTNAM VENTURES L.P. AS PAYMENT FOR EXTENDING THE CAPITAL CONTRIBUTION AGREEMENT

   As part of the Series M Preferred Private Placement, the Series M Investors required that TH Lee Putnam Ventures, L.P., TH Lee Putnam Parallel Ventures, L.P., THLi Coinvestment Partners, LLC and Blue Star I, LLC extend, for a two-year period, the July 1, 2004 Capital Contribution Agreement (the "Capital Contribution Agreement") previously entered into between THLPV and the Fleet Capital Corporation as agent for certain lenders listed therein. Pursuant to the Capital contribution Agreement, in the event that THLPV elects to not provide further financial support for the Company, THLPV is required to notify the Company's lenders of such decision and provide specific levels of financial support for a period of thirty (30) day following the notification. In exchange for entering in to the Capital Contribution Agreement, the lenders agreed to waive certain financial covenants under the Company's then outstanding credit facilities. At the time when the Capital Contribution Agreement was executed, THLPV did not receive any compensation in exchange for entering into it. As part of the extension of the Capital Contribution Agreement, the Company agreed to issue to THLPV, subject to stockholder approval, a warrant to purchase shares of Common Stock equal to 1% of the fully diluted Common Stock of the Company on a fully converted basis, 9,677,553 shares. The term of the warrant will be five years and will have an exercise price of $0.0001 per share. Due to the pricing of the warrant, the Company expects to take a charge.

Nasdaq and Other Stockholder Approval Requirements

   The Company's Common Stock is listed on the Nasdaq SmallCap Market. The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company's outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. As of December 21, 2004, the Extension Warrant sold is exercisable into 9,677,553 shares of Common Stock, representing over 100% of the Company's outstanding Common Stock on that date. The closing bid price of one share of Common Stock on the Nasdaq SmallCap Market on December 21, 2004 was $0.24. The exercise price per share of Common Stock for each of the warrant shares was $0.0001 and therefore was below the public market price of one share of Common Stock on the Nasdaq SmallCap Market when the Extension Warrant was sold.

   In addition, the Nasdaq Rules require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Extension Warrant will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   Section 4C of the Company's Certificate of Incorporation also prohibits any transaction or related series of transactions involving the Company which would result in any person becoming the beneficial owner, directly or indirectly, of more than 40% of the voting securities of the Company, unless the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred, voting as a single class, is obtained.

Material terms of the Extension Warrant

Exercise of Warrant and Payment for Warrant Shares

   The Extension Warrant has a term of five (5) years and may be exercised at any time prior to the expiration of it term by its holder for shares of Common Stock. The Extension Warrant will have an exercise price of $0.0001 per share of Common Stock. The warrant holder may exercise the warrant by delivering to the Company a completed subscription form, the Extension Warrant, properly endorsed and signature guaranteed and the exercise price. The exercise price may be paid, at the option of the warrant holder by cash; by the surrender of stock certificates of our Common Stock with an aggregate current fair market value on the date of exercise equal to the exercise price; by the deduction from the number of shares of our Common Stock issuable upon exercise of the Extension Warrant with an aggregate current fair market value on the date of exercise equal to the exercise price or any combination of the above payment methods.

Restrictions on Transfer

   Notwithstanding any provisions to the contrary, neither the Extension Warrant nor the Common Stock issuable upon exercise of the Extension Warrant shall be transferable, except upon delivery to the Company of an opinion of counsel, stating that such transfer is exempt from registration under the Securities Act of 1933, or upon registration and effectiveness of the registration statement for such warrants and/or Common Stock issued upon exercise of the Extension Warrant under the Securities Act of 1933. An appropriate legend may be endorsed on the certificate of the Extension Warrant or the Common Stock issued upon exercise of the Extension Warrant evidencing these restrictions.

Registration Rights

   The Company agreed to include the Extension Warrant, if issued, and the shares of Common Stock the Extension Warrant is exercisable into in its next registration statement.

Reorganization, Reclassification, Consolidation, Merger or Sale

   Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a manner that the holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock held by such holders, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provisions to insure that after the Organic Change, the holder of the Extension Warrant shall have the right to acquire and receive, in lieu of the shares of equity security issuable upon exercise of the Extension Warrant, such shares of securities or assets as such holder would have received in connection with such Organic Change if that holder had exercised the Extension Warrant immediately prior to the Organic Change. The Company shall not effect any consolidation, merger or sale, unless prior to its consummation, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing the assets assumes in writing the obligation of the Extension Warrant.

Effect of Issuance of the Extension Warrant on the Company's Outstanding Securities and Warrants

   Since the Extension Warrant has an exercise price of $0.0001, the potential issuance of the Extension Warrant will be dilutive to the holders of the Company's outstanding capital stock and stock that is contracted to be issued prior to the contracted sale of the Extension Warrant, including the Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), Series K Preferred (if issued) and Common Stock. The potential issuance of the Extension Warrant will also be dilutive to certain of the Company's various other outstanding options and warrants. Of these securities, each of the Prior Preferred, the Series I Preferred, the Series J Preferred, the Series K Preferred and the Compensation Warrants, carry anti-dilution provisions in their conversion or exercise rights.

   The conversion prices of each of the Prior Preferred, the Series I Preferred, the Series J Preferred and the Series K Preferred are required to be reduced on a weighted average basis concurrent with any issuance, other than certain permitted issuances, by the Company of securities for a consideration per share less than the market value of the Common Stock immediately prior to the date the Company fixes the purchase price for such securities. This weighted average reduction for the Prior Preferred, the Series I Preferred, Series J Preferred and Series K Preferred would mean that the conversion price is decreased to the mathematical result of (i) the conversion price in effect immediately prior to such issuance multiplied by (ii) a fraction, the numerator of which equals the sum of (y) the number of shares of Common Stock outstanding on a fully diluted basis (in accordance with the applicable certificate of designation) prior to such issuance multiplied by the market value of the Common Stock on the day of such issuance plus (x) the consideration received by the Company for such issuance, and the denominator of which equals the product of the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance multiplied by the market value immediately after such issuance. The market value of the Common Stock for the purpose of determining whether the holders of the Prior Preferred, Series I Preferred, Series J Preferred and Series K Preferred have contractual rights to a reduction of their respective conversion prices because that security has been diluted is defined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which the market value is being determined. The market value determined for this purpose in relation to the issuance of the Extension Warrant was determined on December 21, 2004 and was $0.2208 per share.

   The Compensation Warrants (defined below) granted, part of which are subject to stockholder approval, on February 12, 2004, are each initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable upon issuance. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of January 14, 2005, the Compensation Warrants were exercisable into 5,123,466 shares of Common Stock.

   To better help you understand how the aggregate issuance of the Extension Warrant affects the conversion/exercise price of each of the Prior Preferred, the Series I Preferred, the Series J Preferred, the Series K preferred and the Compensation Warrants, the following table lists the conversion/exercise price of each security immediately before and immediately after the sale of the Extension Warrant. Please note that upon anti-dilution adjustment, the exercise price of the Compensation Warrants does not change. However, the number of shares of Common Stock into which the Compensation Warrants are exercisable increases.

                         Conversion/Exercise Price Conversion/Exercise Price
                             Prior to Issuance          After Issuance
                         ------------------------- -------------------------
   Series B Preferred...          $1.0474                   $1.3069
   Series C Preferred...          $0.9974                   $0.9874
   Series D Preferred...          $0.5401                   $0.5347
   Series F Preferred...          $0.3757                   $0.3719
   Series G Preferred...          $0.6162                   $0.6100
   Series H Preferred...          $0.1999                   $0.1979
   Series I Preferred...          $0.1022                   $0.1012
   Series J Preferred...          $0.1243                   $0.1230
   Series K Preferred...          $0.1408                   $0.1394
   Compensation Warrants          $  0.01                   $  0.01

   The Company did not seek the opinion of an independent financial advisor as to whether the issuance of the Extension Warrant was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company's financial condition, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Federal Income Tax Consequences of the Issuance

   The following is a summary of the federal income tax consequences to the warrant holder and the Company of the issuance and exercise of the Extension Warrant. The summary is based upon the existing provisions of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder, and current administrative and judicial authority, all of which are subject to change, which could be retroactive. This summary assumes that the warrant holder will hold the Extension Warrant and Common Stock issued pursuant to exercise of the Extension Warrant as a capital asset. This summary does not address the tax consequences of the issuance or exercise of the Extension Warrant under foreign, state, local or other tax laws and does not deal with any special rules that may be applicable in light of a warrant holder's particular tax circumstances.

   Generally, a holder of the Extension Warrant will not recognize any income, gain or loss on issuance of the Warrant or upon the purchase of Common Stock of the Company upon exercise of the Extension Warrant. The Company will not be entitled to a tax deduction in connection with the issuance or exercise of the Extension Warrant. The recipient's tax basis in the Extension Warrant will be determined by allocating a portion of the warrant holder's adjusted tax basis in other stock, securities or debt of the Company to the Extension Warrant based upon the relative fair market values of the Extension Warrant and such other stock, securities or debt of the Company. Accordingly, the receipt of the Extension Warrant could have an impact on the warrant holder's adjusted tax basis in other stock, securities or debt of the Company.

   The tax basis of the Common Stock received upon exercise of the Extension Warrant will generally be equal to the holder's adjusted tax basis in the Extension Warrant, plus the cash exercise price paid. In the event that the warrant holder pays the exercise price by having shares of Common Stock deducted from the number of shares otherwise issuable on exercise, the holder will be deemed to have received the full number of shares (with the tax basis in those shares determined as described in the preceding sentence) and then to have sold the deducted shares back to the Company in payment of the exercise price. The holder would generally recognize taxable gain or loss on such a deemed disposition equal to the difference (if any) between the holder's tax basis in the shares deducted and the amount of the exercise price paid in this manner. In the event that the holder pays the exercise price by tendering previously held Common Stock, the warrant holder generally would not recognize gain or loss on shares tendered in payment of the exercise price, but would have a tax basis in an equal number of shares of Common Stock issued upon exercise of the warrant that is equal to the holder's adjusted tax basis in the shares tendered. Generally, the holding period of the Common Stock of the Company received upon exercise of the Extension Warrant will not include the period during which the Extension Warrant was held, but will commence only upon the exercise date of the Extension Warrant. However, shares of Common Stock treated as having the same tax basis as shares tendered in payment of the exercise price will have a holding period that includes the holding period of the tendered shares.

   When a warrant holder sells shares of Common Stock acquired by exercise of the Extension Warrant, the difference between the amount received and the adjusted tax basis of the shares will be a capital gain or loss, and will be long-term or short-term depending upon whether the holding period for the Common Stock is more or less than one year.

   Upon a sale or other disposition of the Extension Warrant, the holder will recognize long-term or short-term capital gain or loss, depending upon whether the holding period for the Warrant is more or less than one year. The amount of gain or loss will be the difference between the amount realized and the adjusted tax basis of the Extension Warrant sold. The redemption of the Extension Warrant may also be considered a sale or exchange so that any gain or loss recognized on a redemption may be taxable as capital gain or loss. Any loss realized by a holder of the Extension Warrant due to a failure to exercise prior to the expiration date will be treated as a capital loss.

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Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this Proposal 11. Additionally, the affirmative vote of the holders of two thirds of the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series F Preferred, each voting as a separate series, is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 11.

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                                  PROPOSAL 12
TO APPROVE THE ISSUANCE OF OUR SERIES M CONVERTIBLE PREFERRED STOCK, THE TERRANOVA WARRANT AND TO RATIFY THE ISSUANCE OF THE 6% CONVERTIBLE NOTE FOR $21,000,000

   The following summary of the terms of the Series M Private Placement and the description of the transaction documents related to the Series M Private Placement are intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the Series M Purchase Agreement; the $21,000,000 6% Convertible Note, December 21, 2004; the Security Agreement between the Company and the Secured Parties (named therein), dated December 21, 2004 (the "Security Agreement"); the Voting Consent and Waiver Agreements between the Company and holders of the Prior Preferred and between the Company and the purchasers of Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred, both dated December 21, 2004 (the "Voting Agreements"); the Certificate of Designations, Preferences and Rights of Series M Convertible Preferred Stock of Velocity Express ("Series M Certificate of Designation"); and the Registration Rights Agreement, dated December 21, 2004 (the "Series M Registration Rights Agreement"), by and among the Company and the Investors (named therein), in their entirety, which are included as exhibits to the Company's Current Report on Form 8-K, filed with the SEC on December 27, 2004. You should read this summary in conjunction with those documents.

   On December 21, 2004, the Company entered into a Purchase Agreement (the "Series M Purchase Agreement") with certain institutional and accredited investors (the "Investors"). Under the Series M Purchase Agreement, the Company issued 6% Convertible Notes (the "Notes") in the aggregate principal amount of $21,000,000, which will be convertible into Series M Preferred upon stockholder approval of such conversion, an increase in the Company's authorized share capital, a reverse stock split of the Company's Common Stock and certain other matters. The number of shares of Series M Preferred issuable upon conversion of the Notes represent approximately 29% of the equity capital of the Company after giving effect to the transaction. Approximately $18 million of the Notes was placed with three lead institutional investors and the remaining $3 million of Notes was placed with TH Lee Putnam Ventures, L.P. and its affiliates, Vincent Wasik, the Company's Chief Executive Officer and Chairman of the Board, and other accredited investors. The sale of the Notes closed effective December 21, 2004 and was funded on December 22, 2004 (the "Closing Date").

   Concurrently with the issuance of the Notes, the Company and the Investors entered into (i) a Registration Rights Agreement relating to the shares of Common Stock into which the shares of Series M Preferred, when issued, will be convertible, and (ii) a Security Agreement relating to the Investors' security rights as to certain of the Company's assets. The Company and certain of its stockholders, including its chief executive officer, certain directors and their affiliates, entered into Voting Agreements pursuant to which these parties agreed to vote in favor of several proposals at the Company's next stockholder's meeting, which are necessary to complete the transaction.

   Furthermore, as part of the Series M Private Placement, the Company obtained certain waivers and consents (the "Waivers") from its senior and subordinated lenders (the "Lenders"). Under the Waivers, the Lenders waived all existing defaults for both financial and operational covenants and delayed the start date for the financial covenants for both minimum EBITDA and interest coverage ratio until the earlier of January 1, 2007 and the date upon which the (a) Company's EBITDA for each of two consecutive months equals or exceeds the Company's fixed charges (interest expense and scheduled principal payments due with respect to money borrowed) for the applicable month and (b) availability under the credit facility for each day of the immediately preceding thirty days is greater than or equal to $1,000,000.

   Finally, as part of the payment for services rendered by TerraNova Capital Partners ("TerraNova") in facilitating the Series M Private Placement, the Company has agreed to pay TerraNova a certain amount of cash based on the size of the investment and sell to TerraNova for $1 warrants to purchase a number of shares of Series M Preferred equal to 2% of the total number of Series M Preferred sold in the Series M Private Placement

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(the "TerraNova Warrants"). The exercise price of these TerraNova Warrants will be the same as the conversion price to convert the Series M Notes into the Series M Preferred.

Summary of Terms of the Transaction Agreements

Series M Purchase Agreement


   On December 21, 2004, the Company entered into the Series M Purchase Agreement with the Investors under which the Company issued the Notes in the aggregate principal amount of $21,000,000, which will automatically convert into Series M Preferred upon stockholder approval of such conversion, an increase in the Company's authorized share capital, a reverse stock split of the Company's Common Stock and certain other matters. In addition to customary representation and warranties and closing conditions, the Purchase Agreement contain other covenants and agreements, including the execution of all of the related transaction documents. The Company may sell up to $2,000,000 in additional principal amount of the Notes under the terms of the Series M Purchase Agreement for up to 30 days after the Closing Date (the "Additional Series M Notes"). The Investors subsequently consented to extending the period allowed to sell the Additional Series M Notes until January 31, 2005. The Company is obligated to call a meeting of its stockholder for not later than April 30, 2005 for the purpose of seeking the approval of the Company's stockholders for:


  .  the issuance and sale of the Series M Preferred Stock to the Investors;

  . an increase in the Company's authorized capital stock in an amount that will allow the Company to satisfy its obligations under the Series M Purchase Agreement and the transactions contemplated thereby and under any outstanding agreements or arrangements;

  . a reverse stock split which is intended to achieve a per share market price of at least $4.00, but in any event no less than one-for-fifty (1-for-50); and

  . the adoption of a stock option plan which in the aggregate will not exceed 10.3% of the Company's Common Stock on a fully-diluted basis (excluding securities with an exercise price greater than $0.51 per share).

   The Series M Purchase Agreement also grants the Investors a right of first refusal for one year after the Closing Date on any financing by the Company using its Common Stock or Common Stock equivalents. Furthermore, the Company is obligated to do the following things:

  . reserve sufficient number of Common Stock for the conversion of the Series M Preferred at all times;

  . provide the Investors with such non-material non-public information relating to the Company as the Investors may request;

  . take action to promptly list the shares of Common Stock issuable upon conversion of the Series M Preferred on the Nasdaq SmallCap Market;

  . abstain from issuing certain preferred stock, convertible debt or Common Stock of the Company that have certain features until the earlier to occur of three (3) years after the Closing Date or the date on which the Investors beneficially own, in the aggregate, less than 10% of the outstanding Common Stock; and

  . abstain from granting any options, restricted shares, performance units and other awards outside of a stock award plan adopted by the Board of Directors and approved by the Company's stockholders, or grant such options or awards to anyone other than directors, officers, employees and independent contractors.

$21,000,000 6% Convertible Note

   The Notes bear interest at a rate equal to 6.0% per annum and mature and become due and payable on the earlier of (i) April 30, 2005 or (ii) the date on which the Company's stockholder vote not to approve the conversion of the Notes into Series M Preferred (the "Stated Maturity"). The Notes may not be repaid by the

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Company prior to maturity. Upon a Change of Control (as defined in the Notes), the Company must repurchase the Notes at the option of each holder. The Notes convert automatically into shares of Series M Preferred Stock upon stockholder approval of the transaction. Prior to the approval of the issuance of the Notes by the Company's stockholders, the Notes are not convertible into shares of Series M Preferred Stock. The conversion price per share for the Notes (the "Note Conversion Price") equals $0.0737 multiplied by a fraction, the numerator of which is the number of shares of the Company's Common Stock, on a fully-diluted basis (including Common Stock and debt, preferred stock, rights options and warrants convertible into or exchangeable for Common Stock (but excluding options or warrants with an exercise price of $0.51 per share or more)) existing on the Closing Date, and the denominator of which is the number of shares of the Company's Common Stock on a fully-diluted basis existing as of the conversion date. Any fractional shares of Series M Preferred resulting from this conversion shall be cashed and no fractional share of Series M Preferred shall be issued.

   Upon the occurrence of an "Event of Default," as defined in the Note (including but not limited to the Company failing to make a required payment of principal of $500,000 or more plus certain time has elapsed or having a loan with a principal amount of $500,000 or more accelerate or having a final, non-appealable total judgment of $500,000 or more against the Company or breaching the representations, covenants or requirements under the Series M Purchase Agreements and the related transaction documents, or failing to obtain stockholder approval for the issuance of the Series M Preferred prior to the Stated Maturity), all unpaid principal and accrued interest under the Notes shall automatically become immediately due and payable if the Event of Default is triggered by the Company becoming bankrupt or insolvent. If the Event of Default is triggered by reasons other than the Company becoming bankrupt or insolvent, all unpaid principal and accrued interest under the Notes shall become immediately due and payable upon the election of the holder of the Notes.

Security Agreement

   In connection with the issuance of the Notes, the Company entered into the Security Agreement, granting to the Investors' a security interest in substantially all of the Company's assets. Under the Security Agreement the Investors agreed to subordinate their security interest to the security interests of the lenders under the Company's revolving credit facility and its outstanding senior subordinated notes.

Voting Agreements

   As a condition to their purchase of the Notes under the Series M Purchase Agreement, the Investors required that the Company and certain stockholders of the Company, including affiliates of the Company's chief executive officer and directors representing THLPV, execute and deliver Voting Agreements that obligate the stockholders to vote in favor of a number of proposals necessary to fully implement the transactions contemplated by the Series M Purchase Agreement. In the Series M Purchase Agreement, the Company represented that the terms of the Voting Agreements are sufficient to effect the transactions, upon completion of the appropriate corporate actions, such as holding a stockholder vote and filing an amended certificate of incorporation. Under the Voting Agreements, the stockholders agreed to vote in favor of approving the transaction contemplated by the Series M Purchase Agreement and several other proposals. The other proposals include (i) approval of prior commitments to issue series of preferred stock, (ii) approval of amendments of the terms of each series of preferred stock to add mandatory conversion of the series into shares of Common Stock in the event the Series B Preferred converts into Common Stock, (iii) approval of the proposed reverse stock split, (iv) approval of a waiver of any adjustment to the conversion price for any series of preferred stock based on the issuance of the Series M Preferred, and (iv) the covenant of all of the holders of the Series B Preferred to convert the Series B Preferred held into Common Stock. If these proposals are adopted by the Company's stockholders as contemplated by the Voting Agreements, the Company's existing classes of preferred stock will be converted into shares of Common Stock without any adjustment to the conversion price based on the issuance of the Series M Preferred. As a result, the Series M Preferred will be the only class of preferred stock to remain outstanding after the completion of all the transaction contemplated by the Series M Purchase Agreement.

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Registration Rights Agreement

   Under the Registration Rights Agreement, the Company is obligated to file a registration statement with the Securities and Exchange Commission (the "SEC") promptly after the Closing Date but no later than sixty days after April 30, 2004 (the "Filing Deadline") to effect the registration for resale of the shares of Common Stock that will be issuable upon conversion of the Series M Preferred or the PIK Shares. If the registration statement is not filed by the Filing Deadline or the registration is not declared effect by the SEC within 180 days after the earlier of the Filing Deadline or the date on which the registration statement was filed with the SEC, the Company will be obligated to make a pro rata payments to each Investor in an amount equal to 1.5% of the aggregate amount invested by such Investor for each 30-day period or pro rata for any portion thereof that the registration statement is not filed or effective, as the case may be. Upon a change in the Series M Conversion Price such that additional shares of Common Stock become issuable upon the conversion of the Series M Preferred or the PIK Shares and upon a written demand of any Investor, the Company will have an obligation to file or have an effective registration statement covering those shares as well and will suffer the same penalties should it fail to do so. Promptly following the date when the Company is eligible to use a registration statement on Form S-3 to register the Common Stock issuable upon conversion of the Series M Preferred or the PIK Shares for resale, the Company shall file such S-3 registration statement and shall use commercially reasonable effort to have the S-3 registration statement declared effective. The Company will pay all expenses associated with each registration, including expenses for one counsel to the Investors and the Investor's reasonable non-commission expenses in connection with the registration. The Series M Registration Rights Agreement provides for customary indemnification rights for both the Company and the Investors from the other party. The Company's obligations under the Series M Registration Rights Agreement shall extend until all of the Common Stock issuable upon conversion of the Series M Preferred and the PIK Shares are sold pursuant to a registration statement or eligible to be sold under Rule 144(k) of the Securities Act of 1933, as amended.

Summary of the Material Terms of the Series M Preferred Stock

   Upon stockholder approval of this Proposal 12, Proposal 3, Proposal 15 and Proposal 20, the Notes will automatically be converted into shares of Series M Preferred at the Note Conversion Price with the following rights and privileges:

Dividends

   The Series M Preferred Stock, if approved by the Company's stockholders and issued, will pay dividends at a rate of 6% per annum. The Series M Preferred dividends shall be cumulative, whether or not earned or declared, and shall be paid quarterly in arrears on the first day of March, June, September and December in each year. During the first two years following the date of issuance, the Series M Preferred dividends shall be paid by issuing each holder of Series M Preferred Stock such number of shares of Series M Preferred Stock equal to the amount of the Series M Preferred dividend divided by 0.0737 ("PIK Shares"). From and after the second anniversary of the date of issuance, the Company shall have the option to pay the Series M Preferred dividends in PIK Shares or in cash. No dividends shall be paid on any other capital stock of the Company until all outstanding dividends for the Series M Preferred for the current fiscal year and all prior fiscal years have been paid or declared and set apart for payment. If the Company pays a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock) or any other class of capital stock of the Company, the Company shall, at the same time, pay to each holder of Series M Preferred a dividend equal to the dividend that would have been payable to such holder if the shares of Series M Preferred held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive the dividends.

Liquidation

   In the event of any liquidation or winding up of the Company, the holders of the Series M Preferred will be entitled to a preference on liquidation, prior to any other class of security of the Company ranking junior to it for liquidation, equal to one times (1x) the original purchase price of the Series M Preferred plus accrued and unpaid

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dividends. A consolidation or merger of the Company or a sale of substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Company, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each a "Corporate Transaction") shall be treated as a liquidation for these purposes; provided, however, that the holders of the Series M Preferred shall have the right, at its option, upon consummation of a Corporate Transaction, to require the Company to redeem such holders' Series M Preferred for an amount equal to such holders' liquidation preference.

Conversion

   The holder of any shares of Series M Preferred shall have the right, at its option at any time, to convert any such shares of Series M Preferred into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series M Preferred to be converted by the liquidation preference per share and dividing the result by the conversion price of $0.0737 per share (the "Series M Conversion Price") as last adjusted and in effect at the date the shares are surrendered for conversion. All issued and outstanding shares of Series M Preferred shall be automatically converted into whole shares of Common Stock at the Series M Conversion Price upon the vote or written consent of the holders of at least 62.5% of the issued and outstanding shares of Series M Preferred. No fractional shares shall be issued upon conversion of the Series M Preferred into Common Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share.

   If the Company issued or sold, or is deemed to have issued or sold, any Common Stock without consideration or for a consideration per share less than the Series M Conversion Price in effect immediately prior to the time of such issuance or sale, the then-existing Series M Conversion Price shall be reduced, on a weighted average basis, as of the close of business on the effective date of such sale or deemed sale, to prevent dilution. The Series M Conversion Price shall also be automatically adjusted or other provisions shall have been made upon the occurrence of stock splits, stock dividends, reorganization or reclassifications such that holders of the Series M Preferred shall be entitled to receive the consideration which such holder would have received if the Series M Preferred had been converted immediately prior to such event. Furthermore, if the Company makes a distribution of debt, assets, subscription rights or warrants (other than cash distribution payable out of consolidated earnings) to all holders of Common Stock, the Series M Conversion Price shall be reduced, on a weighted average basis, to take into consideration the reduction in market value of the capital stock of the Company due to such distribution. Notwithstanding the above, the following issuances shall not cause an adjustment to the Series M Conversion Price:

  . issuance of capital stock of the Company to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose;

  . issuance of Common Stock upon conversion or exercise of options or convertible securities issued prior to December 21, 2004;

  . issuance of securities pursuant to the Series M Purchase Agreement and the securities issued upon the exercise or conversion of those securities;

  . issuance of capital stock or convertible securities issued to a lender in connection with the provision of credit to the Company; and

  . issuance of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution had already resulted in an adjustment to the Series M Conversion Price.

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Voting Rights

   So long as shares of Series M Preferred Stock are outstanding, the holders of Series M Preferred Stock, voting as a separate class, shall have the right to elect one member of Company's Board of Directors (the "Series M Director"). Furthermore, so long as shares of Series M Preferred are outstanding, the holders of the Series M Preferred shall have the right to designate three representatives who shall have the right to attend as observers all meetings of the Company's Board of Directors and all committees thereof. Upon the election of the Series M Director, the number of representatives that holders of the Series M Preferred can designate will be reduced to two.

   In addition to any class voting rights provided by law and the certificate of designation of the Series M Preferred, the holders of Series M Preferred shall have the right to vote together with the holders of Common Stock as a single class on any matter on which the holders of Common Stock are entitled to vote (including the election of directors other than the Series M Director). Each holder of Series M Preferred shall be entitled to one vote for each share of Common Stock that would be issuable upon the conversion of all the shares of Series M Preferred on the record date for the determination of shareholders entitled to vote.

   Furthermore, without the prior consent of the holders of at least 62.5% of the outstanding Series M Preferred, the Company will not engage in certain activities, including the following:

  . authorize, create, designate, establish or issue an increased number of shares of Series M Preferred Stock (other than the PIK Shares), or any other class of capital stock ranking senior to or on parity with the Series M Preferred Stock as to dividends or upon liquidation;

  . adopt a plan for the liquidation, dissolution or winding up of the affairs of the Company or any recapitalization plan, file any petition seeking protection under any federal or state bankruptcy or insolvency law or make a general assignment for the benefit of creditors;

  . merge into, consolidate with or engage in any share exchange with any other entity if immediately thereafter, less than 50% of the voting power of the surviving entity is retained by the holders of voting power of the Company immediately prior thereto;

  . adopt any stock option, stock compensation or stock purchase plan (other than as contemplated in the Series M Purchase Agreement), maintain any stock option, stock compensation or stock purchase plan which contains any "evergreen" or formula provisions increasing the number of shares of Common Stock available for grant thereunder (other than customary anti-dilution adjustments) or amend any existing stock option, stock compensation or stock purchase plan so as to increase the number of shares of Common Stock covered by these plans;

  . enter into any transaction with any affiliate or stockholder of the Company;

  . enter into or consummate the sale, lease, transfer, assignment or other disposition of all or any substantial part of its assets;

  . amend, alter or repeal the Certificate of Incorporation or By-laws of the Company or the Certificate of Designations of the Series M Preferred so as would adversely affect the rights, preference or voting power of the Series M Preferred, or which would increase or decrease the amount of authorized shares of the Series M Preferred or of any other series of preferred stock ranking senior to the Series M Preferred with respect to the payment of dividends or upon liquidation

  . declare or pay any dividend (other than dividends for the Series M Preferred and dividends payable in shares of Common Stock to the extent such stock dividend results in an adjustment of the Series M Conversion Price) or directly or indirectly purchase, redeem, repurchase or otherwise acquire any share of Common Stock or any other class of the Company's capital stock (except for shares of Common Stock repurchased from current of former employees, consultants, or directors upon termination of service in accordance with plans approved by the Company Board of Directors) whether in cash, securities or property or in obligations of the Company or any subsidiary of the Company;

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  .  materially change the nature or scope of the business of the Company or enter into any new line of business;

  . directly or indirectly grant any rights to any of the Company's intellectual property or technology, other than non-exclusive licenses granted by the Company to customers in connection with the sale of the Company's products in the ordinary course of business consistent with past practices;

  . increase or decrease the number of directors comprising the Company's Board of Directors (including the Series M Director); or

  .  agree to do any of the foregoing.

TerraNova Warrants

Exercise of Warrant and Payment for Warrant Shares

   As part of the payment for services rendered by TerraNova in facilitating the Series M Private Placement, the Company has agreed to sell to TerraNova for $1 warrants to purchase 4,882,174 shares of Series M Preferred. These TerraNova Warrants shall have a term of five years and may be exercised at any time prior to the expiration of its term by its holder for shares of Series M Preferred. The TerraNova Warrants will have an exercise price per share equal to the Note Conversion Price. The warrant holder may exercise the warrant by delivering to the Company a completed subscription form, the TerraNova Warrants, properly endorsed and signature guaranteed and the exercise price. The exercise price may be paid, at the option of the warrant holder by cash; by the deduction from the number of shares of our Series M Preferred issuable upon exercise of the TerraNova Warrants with an aggregate current fair market value, as determined in good faith by the Company's Board of Directors, on the date of exercise equal to the exercise price or any combination of the above payment methods.

Restrictions on Transfer

   Notwithstanding any provisions to the contrary, neither the TerraNova Warrants nor the Series M Preferred issuable upon exercise of the TerraNova Warrants shall be transferable, except upon delivery to the Company of an opinion of counsel, stating that such transfer is exempt from registration under the Securities Act of 1933, or upon registration and effectiveness of the registration statement for such warrants and/or Series M Preferred Stock issued upon exercise of the TerraNova Warrants under the Securities Act of 1933. An appropriate legend may be endorsed on the certificate of the TerraNova Warrants or the Series M Preferred issued upon exercise of the TerraNova Warrants evidencing these restrictions.

Registration Rights

   The holders of the TerraNova Warrants are entitled to the registration rights as provided in the Series M Registration Rights Agreement. Furthermore, it will be entitled to unlimited "piggyback" registration rights (other than in an initial public offering).

Reorganization, Reclassification, Consolidation, Merger or Sale

   The exercise price of the TerraNova Warrants shall be adjusted in the event of a stock splits, consolidations, reclassifications or mergers so as to ensure uniform dilution to all securityholders of the Company.

Federal Income Tax Consequences of the Issuance

   The following is a summary of the federal income tax consequences to the warrant holder and the Company of the issuance and exercise of the TerraNova Warrant. The summary is based upon the existing provisions of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder, and current administrative and

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judicial authority, all of which are subject to change, which could be retroactive. This summary does not address the tax consequences of the issuance or exercise of the TerraNova Warrant under foreign, state, local or other tax laws and does not deal with special rules that may be applicable in light of the warrant holder's particular tax circumstances.

   The holder of the TerraNova Warrant will not recognize taxable income, gain or loss at the time of issuance of the TerraNova Warrant. Upon the exercise of the TerraNova Warrant, the warrant holder will recognize ordinary income in the amount by which the fair market value of the Series M Preferred received upon exercise exceeds the warrant exercise price. If the warrant holder pays the option exercise price by having shares of Series M Preferred with a fair market value equal to the exercise price deducted from the total number of shares otherwise issuable upon exercise, the warrant holder will be deemed to have received the full number of shares of Series M Preferred (and will recognize ordinary income on that basis) and then to have sold the deducted shares back to the Company in payment of the exercise price. The deemed sale of shares back to the Company should not, in general, result in any additional taxable gain or loss.

   The Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the warrant holder recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of ordinary and necessary business expenses. The Company may be required to report the amount of such income to the Internal Revenue Service (the "IRS").

   The warrant holder's original tax basis in the shares received upon exercise of the TerraNova Warrant (including any shares deemed received that are deducted to pay the warrant exercise price) will be equal to the sum of the exercise price for the shares (whether paid in cash or by deducting shares) plus the amount which the warrant holder is required to recognize as income as a result of the exercise of the warrant. The holding period of the Series M Preferred received upon exercise of the TerraNova Warrant will not include the period during which the TerraNova Warrant was held, but will commence only upon the exercise date of the TerraNova Warrant.

   When an warrant holder sells shares of Series M Preferred acquired by exercise of the TerraNova Warrant, the difference between the amount received and the adjusted tax basis of the shares will be a capital gain or loss (assuming that the Series M preferred is a capital asset in the hands of the warrant holder), and will be long-term or short-term depending upon whether the holding period for the Series M Preferred is more or less than one year.

Effect of Issuance of the Series M Preferred and Other Securities Contemplated by the Series M Purchase Agreement on the Company's Outstanding Securities and Warrants

   Since the Series M Preferred will be sold at the Note Conversion Price, the potential issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issuable upon conversion of the Additional Series M Notes, the TerraNova Warrants and the Series M Preferred issued upon exercise of the TerraNova Warrants will be dilutive to the holders of the Company's outstanding capital stock, options and warrants. However, a condition to the closing of the sale of the Series M Notes under the Series M Private Placement was that certain stockholders of the Company execute the Voting Agreements, consenting to vote in favor of a proposal approving amendments to the governing document of the various capital stock of the Company containing anti-dilution adjustment provisions such that the issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of these Additional Series M Notes, the issuance of the TerraNova Warrants and the Series M Preferred issued upon exercise of the TerraNova Warrants shall have no anti-dilution adjustment effect on any of the Company's outstanding capital stock, options and warrants and even if there is such an effect, that such effect is summarily waived. Therefore, the Company expects that the issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of these Additional Series M Notes, the issuance of the TerraNova Warrants and the Series M Preferred issued upon exercise of the TerraNova Warrants shall have no anti-dilution adjustment effect on any of the Company's outstanding capital stock, options and warrants.

Nasdaq and Other Stockholder Approval Requirements

   The Company's Common Stock is listed on the Nasdaq SmallCap Market. The marketplace rules of Nasdaq (the "Nasdaq Rules") require stockholder approval if, in connection with a transaction other than a public offering, the Company issues, at a price less than the greater of book or market value, Common Stock or securities convertible into or exercisable for Common Stock which equals 20% or more of the Company's outstanding Common Stock or 20% or more of the voting power outstanding before the issuance. As of December 21, 2004, the Series M Preferred and the TerraNova Warrants, if issued and convertible or exercisable, are convertible or exercisable into 289,675,636 shares of Common Stock, representing over 100% of the Company's outstanding Common Stock on that date. The closing bid price of one share of Common Stock on the Nasdaq SmallCap Market on December 21, 2004 was $0.24. The conversion and exercise price for one share of Series M Preferred on that date was $0.737 and such Series M Preferred, if issued and outstanding, would be convertible into Common Stock at a conversion price of $0.737, which was below the public market price of one share of Common Stock on the Nasdaq SmallCap Market on December 21, 2004.

   In addition, the Nasdaq Rules require stockholder approval when an issuance of securities will result in a change in control of the Company. Although the Company is not certain that the sale of the Notes, the Series M Preferred and the TerraNova Warrants will result in a change in control under the Nasdaq Rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the stockholder vote required thereby.

   Finally, Section 4C of the Company's Certificate of Incorporation also prohibits any creation of a lien on all or substantially all of the assets of the Company with respect to any indebtedness which is in excess of $5,000,000 unless the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series B Preferred and Series C Preferred, voting as a single class, is obtained.

   The Company's Board of Directors and Audit Committee have approved all of the terms of the transactions contemplated by the Series M Purchase Agreement, including the issuance of the Series M Preferred and the TerraNova Warrants and the changes to the Company's charter documents and by-laws. The Board also obtained an opinion from BB&T Capital Markets that the offering of the Series M Preferred, including the Series M Conversion Price of $0.0737, was fair, from a financial point of view, to the Company's common shareholders, other than the Series M purchasers.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this Proposal 12. Additionally, the affirmative vote of the holders of two thirds of the Series B Preferred and the Series C Preferred, each voting as a separate series, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 12.

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

                                  PROPOSAL 13
TO APPROVE THE ISSUANCE OF 1,106,663 WARRANTS AS BONUSES TO CERTAIN EXECUTIVE OFFICERS

   On February 12, 2004, the Company authorized the granting of 3,456,663 Common Stock warrants to certain members of the Company's management, including--Messrs. Hendrickson, Lewis, Fredenburg and Kronick, certain executive officers and key employees in consideration of their continued service to the Company ("Compensation Warrants"). Messrs. Hendrickson and Lewis are our named executive officers and each hold over 5% of our Common Stock. Messrs. Fredenburg and Kronick are our named executive officers. Of these 3,546,663 warrants, 1,106,663 Compensation Warrants, including those authorized to be granted to Messrs. Fredenburg and Kronick, are not issuable until stockholder approval of their issuance is obtained.

   Upon stockholder approval and upon the execution of warrant agreements with each of the following individuals, warrants to purchase up to 333,333 shares of Common Stock will be issued to Andrew B. Kronick, the Company's Senior Vice President, Sales; warrants to purchase up to 333,333 shares of Common Stock will be issued to Wesley C. Fredenburg, the Company's General Counsel and Secretary; warrants to purchase up to 166,666 shares of Common Stock will be issued to Kay Perry, the Company's Senior Vice-President, Work Force Resources; warrants to purchase up to 33,333 shares of Common Stock will be issued to Mike Jacobs, the Company's Vice-President, Risk Management; warrants to purchase up to 33,333 shares of Common Stock will be issued to Jim Lindvall, the Company's Associate General Counsel; warrants to purchase up to 50,000 shares of Common Stock will be issued to Lock W. Miller, the Company's Vice-President, Operations; warrants to purchase up to 33,333 shares of Common Stock will be issued to Robert Dannenbaum, the Company's National Accounts Manager; warrants to purchase up to 33,333 shares of Common Stock will be issued to Tammy Dyer, the Company's Director, National Accounts; warrants to purchase up to 33,333 shares of Common Stock will be issued to Dan Stevens, the Company's Director of Operations, National Accounts and Logistics; warrants to purchase up to 33,333 shares of Common Stock will be issued to Jeff Vereb, the Company's Area Manager; and warrants to purchase up to 23,333 shares of Common Stock will be issued to Jay Brandley, the Company's Senior Logistics Analyst. The Company reserves the right to not issue these warrants if the warrant agreements are not executed or if certain other conditions are not met.

Nasdaq Stockholder Approval Requirements

   The Company is seeking stockholder approval for the issuance of these 1,106,663 Compensation Warrants in accordance with Nasdaq Marketplace Rule 4350(i)(1)(A) which requires stockholder approval prior to the issuance of our Common Stock pursuant to any equity compensation arrangement made under which stock may be acquired by our officers, directors, employees or consultants, subject to certain exceptions. The warrants discussed above were issued to certain executive officers and key employees as bonuses in recognition of their continued service to the Company, and the Board of Directors believes that it is in the best interests of the Company for the stockholders to approve the issuances in order to effectively compensate such executive officers and retain key employees.

Material terms of the Compensation Warrants

Exercise of Warrant and Payment for Warrant Shares

   These Compensation Warrants have a term of seven (7) years and may be exercised at any time prior to the expiration of their term by the holders of the warrants for shares of Common Stock. These warrants are initially exercisable into one share of common stock per warrant and have an exercise price of $0.01 per share. The warrant holders may exercise their warrants by delivering to the Company a completed subscription form, the warrant, properly endorsed and signature guaranteed and the exercise price. The exercise price may be paid, at the option of the warrant holder by cash; by the surrender of stock certificates of our Common Stock with an aggregate current fair market value on the date of exercise equal to the exercise price; by the deduction from the number of shares of our Common Stock issuable upon exercise of the Compensation Warrant with an aggregate current fair market value on the date of exercise equal to the exercise price or any combination of the above payment methods.

Restrictions on Transfer

   Notwithstanding any provisions to the contrary, neither the Compensation Warrants nor the Common Stock issuable upon exercise of the Compensation Warrants shall be transferable, except upon delivery to the Company of an opinion of counsel, stating that such transfer is exempt from registration under the Securities Act of 1933, or upon registration and effectiveness of the registration statement for such warrants and/or Common Stock issued upon exercise of the Compensation Warrants under the Securities Act of 1933. An appropriate legend may be endorsed on the certificate of the Compensation Warrants or the Common Stock issued upon exercise of these warrants evidencing these restrictions.

Antidilution Provisions

   The Compensation Warrants will have the same anti-dilution protection as the Series I Preferred. Therefore, if and whenever after the issuance of the Compensation Warrants, the Company issues or sells, any shares of its Common Stock or instruments convertible into Common Stock, other than certain permitted issuances, for a consideration per share less than the Fair Market Value, a "dilutive event," then immediately upon such issue or sale, the warrant holders shall be entitled to receive, upon exercise of the Compensation Warrants, additional shares of Common Stock equal to the same percentage increase in the number of shares that are issuable to a holder of the Company's Series I Preferred as a result of the same issuance or sale. Upon the event whereby no share of Series I Preferred is outstanding, the anti-dilution adjustment of the Compensation Warrants shall also terminate. "Fair Market Value" shall mean the closing price of the Common Stock as reported on the Nasdaq Stock Market on such date, if the Common Stock is then quoted on the Nasdaq Stock Market or, if the market is closed on that date, the closing price of the Common Stock on the previous trading day, in either such case averaged over a period of the twenty (20) consecutive trading days immediately prior to the day for which "Fair Market Value" is being determined. If the Common Stock is not listed on the Nasdaq Stock Market, Fair Market Value shall be determined in good faith by the Company's Board of Directors of the Common Stock, determined as of the date of such issue or sale. Pursuant to Proposal 17, it is expected that the issuances under the Series M Private Placement shall be deemed to be permitted issuances which cause no anti-dilution adjustments to the Series I Preferred and therefore, correspondingly shall have no anti-dilution effect on the Compensation Warrants. Therefore, as of January 14, 2005, each Compensation Warrant is exercisable into 1.4822 shares of Common Stock.

Registration Rights

   The holders of the Compensation Warrants are entitled to the registration rights as provided in the Registration Rights Agreement of the Series I Preferred.

Reorganization, Reclassification, Consolidation, Merger or Sale

   Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a manner that the holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock held by such holders, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provisions to insure that after the Organic Change, each warrant holder shall have the right to acquire and receive, in lieu of the shares of equity security issuable upon exercise of the warrant, such shares of securities or assets as such holder would have received in connection with such Organic Change if that holder had exercised the Compensation Warrants immediately prior to the Organic Change. The Company shall not effect any consolidation, merger or sale, unless prior to its consummation, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing the assets assumes in writing the obligation of the Compensation Warrants.

Effect of Issuance of the Compensation Warrants on the Company's Outstanding Securities and Warrants

   Since the Compensation Warrants have an exercise price of $0.01 per share, the issuance of the Compensation Warrants is dilutive to the holders of the Company's outstanding capital stock and stock that is contracted to be issued prior to the issuance of the Compensation Warrants, including the Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), and Common Stock. The issuance of the Compensation Warrants will also be dilutive to the Company's various other outstanding options and warrants. Of these securities, each of the Prior Preferred, and the Series I Preferred, carry anti-dilution provisions in their conversion or exercise rights.

   The conversion prices of each of the Prior Preferred and the Series I Preferred are required to be reduced on a weighted average basis concurrent with any issuance, other than certain permitted issuances, by the Company of securities for a consideration per share less than the market value of the Common Stock immediately prior to the date the Company fixes the purchase price for such securities. This weighted average reduction for the Prior Preferred and the Series I Preferred would mean that the conversion price is decreased to the mathematical result of (i) the conversion price in effect immediately prior to such issuance multiplied by (ii) a fraction, the numerator of which equals the sum of (y) the number of shares of Common Stock outstanding on a fully diluted basis (in accordance with the applicable certificate of designation) prior to such issuance multiplied by the market value of the Common Stock on the day of such issuance plus (x) the consideration received by the Company for such issuance, and the denominator of which equals the product of the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance multiplied by the market value immediately after such issuance. The market value of the Common Stock for the purpose of determining whether the holders of the Prior Preferred and the Series I Preferred have contractual rights to a reduction of their respective conversion prices because that security has been diluted is defined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which the market value is being determined.

   Even though 1,106,663 shares of the Compensation Warrants are not issued until stockholder approval is achieved and warrant contracts executed, the Company believes that stockholder approval is virtually guaranteed. Therefore, in the interest of fairness and full disclosure, the Company has adjusted the conversion prices of the Prior Preferred and the Series I Preferred for anti-dilution purposes as if all 3,456,663 shares of Compensation Warrants were issued when authorized by the Board on February 12, 2004. Therefore, the market value determined for the purpose of calculating the anti-dilution adjustment in relation to the issuance of the Compensation Warrants was determined on February 12, 2004 and was $0.8643 per share.

   To better help you understand how the issuance of the Compensation Warrants affects the conversion price of each of the Prior Preferred and the Series I Preferred, the following table lists the conversion price of each security immediately before and immediately after the sale of the Compensation Warrants.

                                Conversion Price  Conversion Price
                                Prior to Issuance  After Issuance
                                ----------------- ----------------
             Series B Preferred      $1.5370          $1.5176
             Series C Preferred      $1.4636          $1.4451
             Series D Preferred      $0.7927          $0.7827
             Series F Preferred      $0.5510          $0.5441
             Series G Preferred      $0.9042          $0.8928
             Series H Preferred      $0.2934          $0.2897
             Series I Preferred      $0.1500          $0.1481

   The Company did not seek the opinion of an independent financial advisor as to whether the issuance of the Compensation Warrants was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company's financial condition, human resources situation, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Federal Income Tax Consequences of the Issuance

   The following is a summary of the federal income tax consequences to the warrant holder and the Company of the issuance and exercise of the Compensation Warrants. This summary is based upon the existing provisions of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder, and current administrative and judicial authority, all of which are subject to change, which could be retroactive. This summary does not address the tax consequences of the issuance or exercise of the Compensation Warrant under foreign, state, local or other tax laws and does not deal with special rules that may be applicable in light of the warrant holder's particular tax circumstances.

   Although the matter is not free from doubt, and subject to the discussion below, the Company believes that the holder of a Compensation Warrant will recognize taxable income at the time of issuance of the Compensation Warrant pursuant to the deferred compensation provisions of the American Jobs Creation Act of 2004, which apply to discounted options granted to employees after December 31, 2004. Failure to report taxable income as required by the deferred compensation provisions could subject the recipient of the Compensation Warrants to a 20% penalty, plus interest on under-payment of taxes. The exact manner in which this recent law regarding deferred compensation will be applied to the Compensation Warrants is somewhat unclear, but the Company believes that it is likely that a recipient of a Compensation Warrant would recognize taxable ordinary income at the time of issuance of the Compensation Warrant equal to the difference between the exercise price of the Compensation Warrant received and the fair market value of the Common Stock subject to the Compensation Warrant determined as of the time of issuance. The recent deferred compensation legislation is subject to further interpretation by and guidance from the Treasury Department and the IRS, which could have an effect on the tax consequences described in this summary.

   In addition, even if the deferred compensation provisions described above do not apply to the Compensation Warrants, there is also a risk that the IRS could take the position that the Compensation Warrants are taxable at the time of grant as if they were exercised immediately upon grant, on the grounds that the warrants are issued at a "deep discount" that makes exercise a substantial certainty. In that event, the recipient of a Compensation Warrant would recognize ordinary income at the time of grant equal to the difference between the exercise price of the Compensation Warrant received and the fair market value as of the date of grant of the Common Stock subject to the Compensation Warrants, and the tax consequences upon actual exercise of the Compensation Warrant could differ from those described in this summary. The Company believes, based upon all the facts and circumstances, that the deep discount rules should not be applied to treat the Compensation Warrants as taxable on the date of grant. However, there can be no assurance that the IRS would agree with this position or that the Company would prevail in the event of a challenge by the IRS.

   Assuming that the Compensation Warrants are treated as taxable at the time of grant pursuant to the deferred compensation provisions, upon the exercise of the Compensation Warrant for cash, the warrant holder should not recognize any further ordinary income upon exercise of the Compensation Warrant. However, pursuant to the deferred compensation legislation there is not yet any clear authority regarding the tax consequences of exercise of a previously taxed option, and the IRS could take a different position on this issue in subsequent guidance.


   The Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the warrant holder recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation. The Company may be required to report the amount of such income to the IRS, and to withhold or otherwise collect income and employment taxes upon such amount as required by applicable tax law.


   Assuming that the Compensation Warrants are treated as taxable at the time of grant, the warrant holder's original tax basis in the shares received upon exercise of the Compensation Warrant (including any shares deemed received that are deducted to pay the warrant exercise price) should be equal to the sum of the exercise price for the shares (whether paid in cash or by the deduction of shares) plus the amount which the warrant holder was required to recognize as income upon issuance of the warrant. It is unclear pursuant to the deferred compensation legislation whether the holding period of the Common Stock received upon exercise of the Compensation Warrant will include the period during which the Compensation Warrant was held, or will commence only upon the exercise date of the Compensation Warrant. The exact tax consequences of the deduction of shares or the tender of previously held shares in payment of the Compensation Warrant exercise price are not clear pursuant to the deferred compensation provisions.

   When a holder sells shares of Common Stock acquired by exercise of the Compensation Warrant, the difference between the amount received and the adjusted tax basis of the shares will be a capital gain or loss (assuming that the Common Stock is a capital asset in the hands of the warrant holder), and will be long-term or short-term depending upon whether the holding period for the Common Stock is more or less than one year.

   Pursuant to Section 305 of the Internal Revenue Code, in certain circumstances a change in the exercise price for the Compensation Warrants could be treated as a deemed distribution of an increased interest in the assets or earnings and profits of the Company which, in turn, would produce ordinary dividend income for a holder of the Compensation Warrants (but only to the extent of our current and accumulated earnings and profits for federal income tax purposes at the time of such deemed distribution). The amount of any such deemed dividend would be equal to the fair market value of any additional shares of Company Common Stock (and cash in lieu of fractional shares) deemed to be received as a result of the change in the exercise price of the Compensation Warrants. In certain other circumstances, the failure to make appropriate adjustments in the exercise price of the Compensation Warrant could produce deemed dividend income for the holders of the Company Common Stock (but only to the extent of our current and accumulated earnings and profits for federal income tax purposes at the time of such deemed distribution). The applicable regulations indicate that, in general, a change in the exercise price of a warrant made pursuant to a bona fide, reasonable anti-dilution adjustment formula will not be considered to result in a deemed distribution of stock. While the Company believes that the anti-dilution provisions of the Compensation Warrants should qualify for this exception, there can be no assurance that the IRS will agree with this conclusion.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this Proposal 13.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 13.

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

                                  PROPOSAL 14
TO APPROVE THE ISSUANCE OF 1,766,664 WARRANTS TO CERTAIN CONTRACTORS

   On July 26, 2004, the board of directors of the Company approved the grant of warrants to purchase an aggregate of 1,766,664 shares of the Company's Common Stock to certain contractors of the Company for their prior services and their continued service to the Company ("Contractor Warrants"). These warrants are exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share and a term of five years. The Contractor Warrants will not be granted until stockholder approval of their issuance is obtained.

Eligibility

   Any independent contractor providing services to the Company (each an "Eligible Person") is eligible to receive the Contractor Warrants. In determining which Eligible Persons shall receive the Contractor Warrants, the Board of Directors may take into account the nature of the services rendered by the respective Eligible Persons, his or her present and potential contributions to the success of the Company or such other factors as the Company's Board of Directors, in its discretion, shall deem relevant.

Nasdaq Stockholder Approval Requirements

   The Company is seeking stockholder approval for the issuance of these Contractor Warrants in accordance with Nasdaq Marketplace Rule 4350(i)(1)(A) which requires stockholder approval prior to the issuance of our Common Stock pursuant to any equity compensation arrangement made under which stock may be acquired by our officers, directors, employees or consultants, subject to certain exceptions. The Contractor Warrants are expected to be issued to certain contractors of the Company in recognition of their prior and continued service to the Company, and the Board of Directors believes that it is in the best interests of the Company for the stockholders to approve the issuances in order to effectively compensate such contractors.

Material terms of the Contractor Warrants

Exercise of Warrant and Payment for Warrant Shares

   These Contractor Warrants will have a term of five (5) years and may be exercised at any time prior to the expiration of their term by the holders of the warrants for shares of Common Stock. The warrant holders may exercise their warrants by delivering to the Company a completed subscription form, the warrant, properly endorsed and signature guaranteed and the exercise price. The exercise price may be paid, at the option of the warrant holder by cash; by the surrender of stock certificates of our Common Stock with an aggregate current fair market value on the date of exercise equal to the exercise price; by the deduction from the number of shares of our Common Stock issuable upon exercise of the Contractor Warrant with an aggregate current fair market value on the date of exercise equal to the exercise price or any combination of the above payment methods.

Restrictions on Transfer

   Notwithstanding any provisions to the contrary, neither the Contractor Warrants nor the Common Stock issuable upon exercise of the Contractor Warrants shall be transferable, except upon delivery to the Company of an opinion of counsel, stating that such transfer is exempt from registration under the Securities Act of 1933, or upon registration and effectiveness of the registration statement for such warrants and/or Common Stock issued upon exercise of the Contractor Warrants under the Securities Act of 1933. An appropriate legend may be endorsed on the certificate of the Contractor Warrants or the Common Stock issued upon exercise of these warrants evidencing these restrictions.

Registration Rights

   The Company agreed to include the Contractor Warrants, if issued, and the shares of Common Stock the Contractor Warrants are exercisable into in its next registration statement.

Reorganization, Reclassification, Consolidation, Merger or Sale

   Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a manner that the holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock held by such holders, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provisions to insure that after the Organic Change, each warrant holder shall have the right to acquire and receive, in lieu of the shares of equity security issuable upon exercise of the warrant, such shares of securities or assets as such holder would have received in connection with such Organic Change if that holder had exercised the Contractor Warrants immediately prior to the Organic Change. The Company shall not effect any consolidation, merger or sale, unless prior to its consummation, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing the assets assumes in writing the obligation of the Contractor Warrants.

Effect of Issuance of the Contractor Warrants on the Company's Outstanding Securities and Warrants

   Since the Contractor Warrants are expected to have an exercise price of $0.01 per share, the issuance of the Contractor Warrants will be dilutive to the holders of the Company's outstanding capital stock and stock that is contracted to be issued prior to the issuance of the Contractor Warrants, including the Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred (if issued), Series J Preferred (if issued), the Compensation Warrants and Common Stock. The issuance of the Contractor Warrants will also be dilutive to the Company's various other outstanding options and warrants. Of these securities, each of the Prior Preferred, the Series I Preferred, the Series J Preferred and the Compensation Warrants carry anti-dilution provisions in their conversion or exercise rights.

   The conversion prices of each of the Prior Preferred, the Series I Preferred and Series J Preferred are required to be reduced on a weighted average basis concurrent with any issuance, other than certain permitted issuances, by the Company of securities for a consideration per share less than the market value of the Common Stock immediately prior to the date the Company fixes the purchase price for such securities. This weighted average reduction for the Prior Preferred, the Series I Preferred and Series J Preferred would mean that the conversion price is decreased to the mathematical result of (i) the conversion price in effect immediately prior to such issuance multiplied by
(ii) a fraction, the numerator of which equals the sum of (y) the number of shares of Common Stock outstanding on a fully diluted basis (in accordance with the applicable certificate of designation) prior to such issuance multiplied by the market value of the Common Stock on the day of such issuance plus (x) the consideration received by the Company for such issuance, and the denominator of which equals the product of the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance multiplied by the market value immediately after such issuance. The market value of the Common Stock for the purpose of determining whether the holders of the Prior Preferred, the Series I Preferred and Series J Preferred have contractual rights to a reduction of their respective conversion prices because that security has been diluted is defined as the average closing price of the Common Stock on the Nasdaq SmallCap Market for the twenty consecutive trading days immediately prior to the day on which the market value is being determined.

   The Compensation Warrants granted, part of which are subject to stockholder approval, on February 12, 2004, are each initially exercisable into one share of Common Stock per warrant, have an exercise price of $0.01 per share, a term of seven years and are immediately exercisable upon issuance. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of Common Stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of Common Stock or securities convertible into or exercisable for Common Stock for a consideration per share of Common Stock of less than the market price of the Common Stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of January 14, 2005, the Compensation Warrants were exercisable into 5,123,466 shares of Common Stock.

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

   Even though the Contractor Warrants are not issued until stockholder approval is achieved, the Company believes that stockholder approval is virtually guaranteed. Therefore, in the interest of fairness and full disclosure, the Company has adjusted the conversion prices and conversion ration of the Prior Preferred, the Series I Preferred, the Series J Preferred and the Compensation Warrants for anti-dilution purposes as if the Contractor Warrants were issued when authorized by the Board on July 26, 2004. Therefore, the market value determined for the adjustment in conversion prices and conversion ratio in relation to the issuance of the Contractor Warrants was determined at the date that the Company's Board of Directors approved the grant of the Contractor Warrants on July 26, 2004, which was $$0.5834 per share.

   To better help you understand how the issuance of the Contractor Warrants will affect the conversion/exercise price of each of the Prior Preferred, the Series I Preferred, the Series J Preferred and the Compensation Warrants, the following table lists the conversion/exercise price of each security immediately before and immediately after the sale of the Contractor Warrants, assuming that they were granted on July 26, 2004. Please note that upon anti-dilution adjustment, the exercise price of the Compensation Warrants does not change. However, the number of shares of Common Stock into which the Compensation Warrants are exercisable increases.

                         Conversion/Exercise Price Conversion/Exercise Price
                             Prior to Issuance          After Issuance
                         ------------------------- -------------------------
   Series B Preferred...          $1.2641                   $1.2583
   Series C Preferred...          $1.2037                   $1.1982
   Series D Preferred...          $0.6519                   $0.6489
   Series F Preferred...          $0.4533                   $0.4512
   Series G Preferred...          $0.7436                   $0.7402
   Series H Preferred...          $0.2413                   $0.2402
   Series I Preferred...          $0.1234                   $0.1228
   Series J Preferred...          $0.1500                   $0.1493
   Compensation Warrants          $  0.01                   $  0.01

   The Company has not sought the opinion of an independent financial advisor as to whether the issuance of the Contractor Warrants was fair to the Company and its stockholders from a financial point of view. The Board of Directors of the Company, however, considered the Company's financial condition, human resources situation, working capital needs and the market price of its Common Stock, and approved the terms and conditions of such transactions.

Federal Income Tax Consequences of the Issuance

   The following is a summary of the federal income tax consequences to the warrant holder and the Company of the issuance and exercise of the Contractor Warrants. This summary is based upon the existing provisions of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder, and current administrative and judicial authority, all of which are subject to change, which could be retroactive. This summary does not address the tax consequences of the issuance or exercise of the Contractor Warrants under foreign, state, local or other tax laws and does not deal with special rules that may be applicable in light of the warrant holder's particular tax circumstances.

   This summary assumes that the Contractor Warrants will be issued (i) as compensation for services performed for the Company by service providers who are actively engaged in the business of providing substantial services, other than as an employee or director of the Company, and who also provide such services to other entities not related to the Company or (ii) in exchange for goods held for sale in the ordinary course of business by the contractor. If the Contractor Warrants are issued for other purposes or to persons not described in the preceding sentence, the tax consequences could differ from those described in this summary. In particular, the deferred compensation provisions of the American Jobs Creation Act of 2004, described above, could apply to require the recipient of a Contractor Warrant to recognize taxable income upon the issuance of that warrant, in a manner similar to that described in Proposal 13, above.

   Although the matter is not free from doubt and subject to the preceding assumptions and the discussion below, the Company believes that the holder of a Contractor Warrant will not recognize taxable income, gain or loss at the time of issuance of the warrant. Notwithstanding the foregoing, the IRS could take the position that the Contractor Warrants are taxable at the time of grant as if they were exercised immediately upon grant, on the grounds that they are issued at a "deep discount" that makes exercise a substantial certainty. In that event, the recipient of the Contractor Warrants would recognize ordinary income at the time of grant equal to the difference between the aggregate exercise price and the aggregate fair market value as of the date of grant of the Common Stock subject to the Contractor Warrants, and the tax consequences upon actual exercise of the Contractor Warrant could differ from those described in this summary. The Company believes, based upon all the facts and circumstances, that the deep discount rules should not be applied to treat the Contractor Warrants as taxable on the date of grant. However, there can be no assurance that the IRS would agree with this position or that the Company would prevail in the event of a challenge by the IRS.

   Upon the exercise of the Contractor Warrant for cash, the warrant holder will generally recognize ordinary income equal to the amount by which the fair market value of the Common Stock received upon exercise exceeds the warrant exercise price. If the warrant holder pays the option exercise price by having shares of Common Stock with a fair market value equal to the exercise price deducted from the total number of shares otherwise issuable upon exercise, the warrant holder will be deemed to have received the full number of shares of Common Stock (and will recognize ordinary income on that basis) and then to have sold the deducted shares back to the Company in payment of the exercise price. The deemed sale of shares back to the Company should not, in general, result in any additional taxable gain or loss. If the warrant holder pays the exercise price by tendering other shares of Common Stock that the warrant holder already owns, the warrant holder will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise that exceeds the number of other shares tendered.

   The Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the warrant holder recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation or ordinary and necessary business expenses, as the case may be. The Company may be required to report the amount of such income to the IRS, or to withhold or otherwise collect income tax upon such amount as required by applicable tax law.

   The warrant holder's original tax basis in the shares received upon exercise of the Contractor Warrant (including any shares deemed received that are deducted to pay the warrant exercise price) will be equal to the sum of the exercise price for the shares (whether paid in cash or by the deduction of shares) plus the amount which the warrant holder is required to recognize as income as a result of the exercise of the warrant. The holding period of the Common Stock received upon exercise of the Contractor Warrant will not include the period during which the Contractor Warrant was held, but will commence only upon the exercise date of the Contractor Warrant. However, if the warrant holder pays the option exercise price by tendering other shares of Common Stock already owned by the warrant holder, the holder will not recognize gain or loss on the tendered shares, but the holder's original tax basis for an equal number of shares acquired upon exercise of the warrant will be the same as the warrant holder's adjusted tax basis for the tendered shares, and the holding period for the acquired shares having the same basis as tendered shares will include the period during which the warrant holder held the tendered shares.

   When an warrant holder sells shares of Common Stock acquired by exercise of the Contractor Warrant, the difference between the amount received and the adjusted tax basis of the shares will be a capital gain or loss (assuming that the Common Stock is a capital asset in the hands of the warrant holder), and will be long-term or short-term depending upon whether the holding period for the Common Stock is more or less than one year.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this Proposal 14.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 14.

                                  PROPOSAL 15
TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING COMMON STOCK WHEREBY THE COMPANY WILL ISSUE ONE NEW SHARE OF COMMON STOCK FOR FIFTY SHARES OF THE COMPANY'S COMMON STOCK

   Pursuant to the covenants contained in the Series M Purchase Agreement, the Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment to the Company's Amended and Restated Certificate of Incorporation effecting a reverse split of the Company's Common Stock at a ratio of one post-split share for fifty pre-split shares (the "Reverse Stock Split") upon the discretion of the Board. If this proposal is approved, the Company will promptly file with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation effecting the Reverse Stock Split at the prescribed ratio (the "Reverse Stock Split Ratio").

   The amendment to the Amended and Restated Certificate of Incorporation, if approved by the stockholders and filed with the Secretary of State of the State of Delaware, would effect a reverse split of the shares of the Company's issued and outstanding Common Stock, but it would not change the number of authorized shares of Common Stock (except if Proposal 3 herein is adopted by the stockholders) or Preferred Stock, or the par value of the Company's Common Stock or Preferred Stock.

   Assuming that this proposal and Proposal 3 above regarding amending the Company's Amended and Restated Certificated of Incorporation to increase the Company's authorized capital are both approved by the stockholders of the Company, the Company's authorized capital will be 999,515,270 shares, of which 654,276,115 shares shall be Common stock and 345,239,155 shares shall be Preferred Stock.

   The Board of Directors approved submission of the Reverse Stock Split proposal to the Company's stockholders for their approval as one of the conditions for the Series M Private Placement and based upon the condition of the Nasdaq Stock Market, the economic condition of the Company, the Company's future prospect, the financial outlook of the Company and the belief that a Reverse Stock Split is the most effective means to avoid a potential delisting of the Company's Common Stock from the Nasdaq SmallCap Market.

Delisting Concerns with the Nasdaq SmallCap Market

   The Company's Common Stock is quoted on the Nasdaq SmallCap Market under the symbol "VEXP." Due to the failure to file the Company's 10-K Annual Report discussed below, the letter "E" was added to our trading symbol ("VEXPE") effective on October 25, 2004. On January 21, 2003, the Company received a letter from The Nasdaq Stock Market, Inc. ("Nasdaq") notifying the Company that for the prior 30 consecutive trading days, the bid price of the Company's Common Stock had closed below the $1.00 per share minimum required for continued inclusion on the Nasdaq SmallCap Market pursuant to Nasdaq's Marketplace Rules. The Company has cooperated with Nasdaq since receiving this letter in order to ensure that its Common Stock would continue to be listed on the Nasdaq SmallCap Market; however the Company's Common Stock has continued to close below the $1.00 per share minimum bid price. In January 2004, the Company again received notice from the Nasdaq Stock Market stating that the trading price of the Common Stock is still below the minimum bid price requirement for continued listing on the Nasdaq Small Cap Market. However, as a condition for an extension of the period allowed to the Company to achieve compliance with this requirement, the Company committed to (i) seek stockholder approval for a reverse stock split of its Common Stock at its next stockholder meeting and
(ii) to promptly thereafter effect the reverse split. On October 21, 2004, the Company received a Nasdaq Staff Determination Letter indicating that the Company's Common Stock is subject to delisting from the Nasdaq Small Cap Market as a result of the Company's failure to file its 10-K Annual Report for the fiscal year ended July 3, 2004 as required by Nasdaq Marketplace Rule 4310(c)
(14). The Company's Common Stock will be delisted at the opening of business on November 1, 2004 unless the Company requests a hearing on the matter before a Nasdaq Listing Qualifications Hearings Panel. The Company submitted a request for a hearing and the hearing was scheduled for November 18, 2004. On November 16, 2004, the Company received a Notification of Additional Deficiency from Nasdaq stating that the Company is also no longer in compliance with the annual meeting and proxy solicitation requirements under Nasdaq's Marketplace Rules required for continued listing and that these deficiencies will be considered at the hearing.

   Pursuant to the November 18, 2004 oral hearing before a Nasdaq Listing Qualifications Panel (the "Panel"), the Company was informed on December 22, 2004, that the panel decided to grant the Company an exception and allow its Common Stock to continue to be listed on the Nasdaq SmallCap Markets if certain requirements are observed. The Company is required to file its Form 10-K for the fiscal year ended July 3, 2004 and Form 10-Q for the quarter ended October 2, 2004 on or before January 14, 2005. The Company is also required to file its Form 10-Q for the quarter ended January 1, 2005; hold its stockholder meeting for fiscal 2003 and 2004; and evidence a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days on or before February 15, 2005. The Panel has reserved the ability to require that the Company maintain the $1 minimum bid price for a period in excess of 10 days before determining that the Company has satisfied this condition. All companies on the Nasdaq SmallCap Market operating under exceptions are identified by the appendage of a "C" to their trading symbol. Accordingly, as of open of business on December 27, 2004, the trading symbol for the Company is "VEXEC." The "E" and "C" will be removed from the Company's trading symbol upon the Panel's determination that the Company has complied with the Nasdaq filing requirements and all terms of the exceptions described above. On December 23, 2004 the Company filed its Form 10-K for the fiscal year ended July 3, 2004, which was later amended by Amendment No. 1, filed on January 7, 2005.

   The Board of Directors believes that maintaining the listing of its Common Stock on the Nasdaq SmallCap Market would provide a broader market for the Company's Common Stock and would facilitate the use of the Company's Common Stock in financing transactions. The Board of Directors approved the Reverse Stock Split proposal partly as a means, if necessary, of increasing the share price of the Company's Common Stock above $1.00 per share and to prevent future delisting actions by Nasdaq. Furthermore, the Reverse Stock Split at the Reverse Stock Split Ratio was a condition of the investors for entering into the Series M Private Placement. If our stockholders do not approve the Reverse Stock Split proposal and our stock price does not otherwise increase to greater than $1.00 per share, we believe that Nasdaq may initiate further delisting procedures.

   In seeking stockholder approval for authority to effect the Reverse Stock Split, the Board of Directors considered that the low trading price of the Company's Common Stock may discourage brokerage firms from recommending it to their clients. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board of Directors believes that many investment funds may be reluctant to invest in lower priced stocks for a variety of reasons, including increased price volatility.

   We cannot be certain whether the Reverse Stock Split would increase the trading price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

  . the trading price per share of our Common Stock after the Reverse Stock Split would rise in proportion to the reduction in the number of pre-split shares of Common Stock outstanding before the Reverse Stock Split;

  . the Reverse Stock Split would result in a per share price that would attract brokers and investors who do not trade in lower priced stocks;

  . the market price per post-split share would either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq or that we would otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

   The market price of our Common Stock would also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

   If approved by the stockholders, the Reverse Stock Split would occur simultaneously for all of the Company's Common Stock and the Reverse Stock Split Ratio would be the same for all of such shares. The Reverse Stock Split would affect all stockholders uniformly and would not affect any stockholder's percentage ownership interest in the Company (except with respect to adjustments for fractional interests). In addition, the Reverse Stock Split would not affect any stockholder's proportionate voting rights (subject to the treatment of fractional shares). Each share of Common Stock outstanding after the Reverse Stock Split would be entitled to one vote and would remain fully paid and non-assessable. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, any fractional share interests resulting from the Reverse Stock Split will be rounded upward to the nearest whole share. Share interests due to rounding will be granted to stockholders solely to save the Company the expense and inconvenience of issuing fractional shares or cash in lieu of fractional shares, and do not represent separately bargained for consideration.

   The principal effects of the Reverse Stock Split would be that:

  . Based on the number of shares of capital stock outstanding as of January 14,, 2005, in the event the Reverse Stock Split is approved and implemented, the number of shares of the Company's Common Stock issued and outstanding would be reduced from approximately 13.4 million shares to approximately 0.3 million shares, a decrease of approximately 13.1 million shares, or 98%.

  . the exercise or conversion price and/or the number of shares of Common Stock issuable under the Company's outstanding warrants, options, preferred stock and any other similar rights or securities would be proportionately adjusted upon the Reverse Stock Split based on the Reverse Stock Split Ratio, the same ratio used with regard to Common Stock outstanding.

   A reduction in the number of outstanding shares of the Company's Common Stock could result in decreased liquidity in the Company's Common Stock. In addition, the Reverse Stock Split could result in some stockholders owning "odd lots" of less than one hundred (100) shares of the Company's Common Stock on a post-split basis. Odd lots may be more difficult to sell, or may require greater transaction costs per share to sell than do "board lots" of even multiples of one hundred (100) shares.

   Proportionate voting rights and other rights of the holders the Company's Common Stock would not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of the Company's Common Stock immediately prior to the Effective Time would continue to hold 2% of the voting power of the outstanding shares of Common stock. Although the Reverse Stock Split would not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company, the number of authorized shares of our Common Stock would not be reduced and would increase significantly the ability of the Board to issue such authorized and unissued shares without further stockholder action. The Company does not expect that the number of stockholders of record would be affected by the Reverse Stock Split. The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. In addition, the effective increase in the number of authorized, but unissued, shares of our Common Stock may be construed as having an anti-takeover effect. Although the Company is not proposing the Reverse Stock Split for this purpose, the Company could, subject to the Board's fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid or any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Board.

   The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the date upon which the Company files with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation effecting the one-for-fifty Reverse Stock Split (the "Effective Date") without any action on the part of stockholders of the Company and without regard to the date on which certificates evidencing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates.

   As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of shares of Common Stock, to be used in forwarding such holder's stock certificates for surrender and exchange for certificates evidencing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the Reverse Stock Split. Upon receipt of such transmittal form, each stockholder should surrender the certificates evidencing pre-split shares of Common Stock in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates evidencing the whole number of shares of Common Stock that such stockholder holds as a result of the Reverse Stock Split. Stockholders will not be required to pay any transfer fee or other fee in connection with the exchange of certificates.

   STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

   Under the Delaware General Corporation Law, the Company's stockholders are not entitled to dissenter's rights with respect to the Reverse Stock Split, and the Company would not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

   The following is a discussion of the material federal income tax consequences of the Reverse Stock Split to the Company's stockholders. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), United States Treasury regulations promulgated under the Code, rulings and decisions in effect as of the date hereof, all of which are subject to change (possibly with retroactive effect) or to different interpretations. The discussion is limited to stockholders who are citizens or residents of the United States and who hold shares of Common Stock as a capital asset. It does not address taxpayers subject to special treatment under federal income tax laws, such as insurance companies, financial institutions, dealers in securities, mutual funds, tax-exempt organizations, taxpayers that are treated as partnerships for federal income tax purposes and taxpayers that are subject to the alternative minimum tax. In addition, this discussion does not apply to stockholders who acquired their shares of Common Stock upon the exercise of employee stock options or otherwise as compensation for services or who hold their Common Stock as part of a hedge, straddle or conversion transaction.

   The tax consequences of the Reverse Stock Split under state, local and foreign laws are not addressed in this discussion. No opinion of counsel or ruling from the Internal Revenue Service has been or will be sought, and this discussion is not binding on the Internal Revenue Service.

   Each stockholder should consult its own tax advisors regarding the federal income tax consequences of the Reverse Stock Split, and regarding any state, local or foreign tax consequences based on the stockholder's particular facts and circumstances.

   The Company believes that the Reverse Stock Split will qualify as a "reorganization" under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-split shares is equal to the fair market value of the pre-split shares surrendered in exchange therefor, stockholders should not recognize any gain or loss in the Reverse Stock Split. A stockholder's aggregate tax basis in its shares of post-split shares should be equal to its aggregate tax basis in the pre-split shares exchanged therefor, and a stockholder's holding period for the post-split shares should include the period during which the pre-split shares surrendered in exchange therefor were held. However, the IRS may take the position that the receipt of additional shares in lieu of fractional shares is a taxable dividend, in which case a stockholder would recognize dividend income equal to the fair market value of the additional shares received. Stockholders should consult their own tax advisors regarding the tax consequences to them in such case.

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this Proposal 15. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred and the Series C Preferred, voting separately as a single class, is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 15

                              SECURITY OWNERSHIP

   As of December 23, 2004, the Company had issued and outstanding 13,405,373 shares of Common Stock, 2,806,797 shares of Series B Preferred, 2,000,000 shares of Series C Preferred, 1,517,444 shares of Series D Preferred, 715,587 shares of Series F Preferred, 5,368,331 shares of Series G Preferred and 451,897 shares of Series H Preferred. As of December 23, 2004, the Company has also contracted to issue 16,809,987 shares of Series I Preferred, 7,999,993 shares of Series J Preferred, 9,851,466 shares of Series K Preferred, 7,000,000 shares of Series L Preferred and 284,793,462 shares of Series M Preferred. The following tables contain certain information known to the Company regarding beneficial ownership of its outstanding voting securities as of December 23, 2004, by (i) each person who is known to the Company to own beneficially more than five percent of each class of the Company's voting securities, (ii) each of the Company's directors and nominee directors, (iii) each of the Company's named executive officers, and (iv) all executive officers and directors as a group. Beneficial ownership listed in the tables below based on ownership of the Company's convertible preferred shares reflects Common Stock equivalents. Each share of Common Stock is entitled to one vote. For purposes of voting as of December 23, 2004, each share of Series B Preferred was convertible into approximately 8.594 shares of Common Stock, each share of Series C Preferred was convertible into approximately 5.981 shares of Common Stock, each share of Series D Preferred was convertible into 14.962 shares of Common Stock, each share of Series F Preferred was convertible into 29.578 shares of Common Stock, each share of Series G Preferred was convertible into 1.230 shares of Common Stock and each share of Series H Preferred was convertible into 50.531 shares of Common Stock. Holders of the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series F Preferred, the Series G Preferred and the Series H Preferred are entitled to one vote for each share of Common Stock issuable upon conversion of such preferred stock.

   As of December 23, 2004, the issuance of the outstanding Series I Preferred, Series J Preferred, the Series K Preferred, Series L Preferred and Series M Preferred are subject to shareholder approval and are therefore not yet issued.

   On February 12, 2004, the Company granted 3,456,663 common stock warrants to certain members of the Company's management. The warrants are initially exercisable into one share of common stock per warrant, have an exercise price of $0.01 per share and a term of seven years. Where the warrants were granted to management in connection with their offers of employment, the warrants are immediately exercisable. All other warrants are immediately exercisable after shareholder approval of the issuance of the warrants. These warrants, by their terms, provide for an anti-dilution adjustment to the number of shares of common stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of common stock or securities convertible into or exercisable for common stock for a consideration per share of common stock of less than the market price of the common stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants shall be proportionately adjusted to prevent dilution. As of December 23, 2004, each of these warrants is exercisable into
1.482 shares of common stock.

   Unless otherwise noted and subject to applicable community property laws, each person identified below has sole voting and investment power with respect to such shares and the address of each person identified below is Velocity Express Corporation, One Morningside Drive North, Building B, Suite 300, Westport, Connecticut 06880. Beneficial ownership is determined in accordance with the rules of the SEC and includes the class of capital stock identified on each table and securities convertible into or exercisable for the class of capital stock identified on each table owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of December 23, 2004.

   Reference made herein to TH Lee Putnam Ventures ("THLPV") includes TH Lee Putnam Ventures, L.P., TH Lee Putnam Parallel Ventures, L.P., THLi Co Investment Partners, LLC, and Blue Star I, LLC.

                                 Common Stock

                                                            Beneficially Beneficially
           Name and Address of Beneficial Owner                Owned      Owned (1)
           ------------------------------------             ------------ ------------
TH Lee Putnam Ventures (2)(6)..............................  75,599,436      85.0%
  200 Madison Avenue, Suite 2225, New York, NY 10016

James G. Brown (3).........................................  75,599,436      85.0%
  200 Madison Avenue, Suite 2225, New York, NY 10016

Douglas Hsieh (4)..........................................  75,599,436      85.0%
  200 Madison Avenue, Suite 2225, New York, NY 10016

Richard and Mabeth Neslund (5).............................   9,376,893      41.9%
  15210 Wayzata Boulevard, Wayzata, MN 55391

HomePoint Liquidating Trust (6)(7).........................   7,601,178      36.2%
  c/o Baruno, Sullivan & Co.
  170 Mason Street, Greenwich, CT 06830

Alexander I. Paluch (8)....................................   6,043,555      31.1%

Vincent A. Wasik (9).......................................   5,858,041      30.9%

East River Ventures II, LP (10)............................   5,584,650      29.4%
  645 Madison Avenue, Ste 2200, New York, NY 10022

IDT Venture Capital, Inc. (11).............................   3,434,508      20.4%
  666 Fifth Avenue, 34th Floor, New York, NY 10103

Jess S. Morgan & Company, Inc. (12)........................   2,994,337      19.2%
  5750 Wilshire Boulevard, Suite 590, Los Angeles, CA 90036

Perkins Capital Management, Inc. (13)......................   2,196,233      14.1%
  730 East Lake Street, Wayzata, MN 55391

Robert McCullough (14).....................................   1,680,239      11.2%
  455 Belvedere, Belvedere, CA 94920

BPEF 2 Pegasus Limited (15)................................   1,575,764      10.5%
  33 Riverside Avenue, Fifth Floor, Westport, CT 06880`

MCG Global LLC (16)........................................   1,564,539      10.5%
  One Morningside Drive N., Ste 200, Westport, CT 06880

Robert B. Lewis (17).......................................   1,482,214      10.0%

Jeffrey Hendrickson (17)...................................   1,482,214      10.0%

Sandra Einck (18)..........................................   1,066,226       7.4%
  5674 Shaddlelee Lane W., Fort Myers, FL 33919

John Kennedy (19)..........................................     886,740       6.2%
  2100 First National Center, Oklahoma City, OK 73102

Robert Reynen (20).........................................     859,155       6.0%
  400 Spring Line Drive, Naples, FL 34102

Andrew B. Kronick (21).....................................     554,003       4.0%

Wesley C. Fredenburg (22)..................................     186,587       1.4%

Jeffry J. Parell (23)......................................     151,827       1.1%

Richard A. Kassar..........................................      14,000         *

Leslie E. Grodd............................................       6,000         *

John J. Perkins............................................          --         0%

All directors and officers as a group (11 persons) (24)....  89,752,917      87.3%

--------
*  Represents less than 1%

(1) Percentage of beneficial ownership is based on 13,405,373 shares of Common Stock outstanding as of December 23, 2004. Beneficial ownership based upon ownership of convertible preferred stock reflects Common Stock equivalents on an as-if-converted basis. Common Stock issuable pursuant to outstanding warrants, stock options and convertible preferred stock is deemed outstanding for computing the percentage of the holders thereof, but not for computing the percentage of any other person. More than one person may beneficially own the same shares.

(2) Includes: (i) 13,277,929 shares issuable upon conversion of Series B Preferred owned by TH Lee Putnam Ventures, L.P., 9,798,665 shares issuable upon conversion of Series B Preferred owned by TH Lee Putnam Parallel Ventures, L.P., 756,366 shares issuable upon conversion of Series B Preferred owned by THLi Co Investment Partners, LLC, and 287,281 shares issuable upon conversion of Series B Preferred owned by Blue Star I, LLC;
    (ii) 6,584,483 shares issuable upon conversion of Series C Preferred owned by TH Lee Putnam Ventures, L.P., 4,859,128 shares issuable upon conversion of Series C owned by TH Lee Putnam Parallel Ventures, L.P., 373,906 shares issuable upon conversion of Series C Preferred owned by THLi Co Investment Partners, LLC, and 143,635 shares issuable upon conversion of Series C Preferred owned by Blue Star I, LLC; (iii) 2,717,692 shares issuable upon the exercise and conversion of warrants to purchase Series C Preferred owned by TH Lee Putnam Ventures, L.P., 2,005,569 shares issuable upon the exercise and conversion of warrants to purchase Series C Preferred owned by TH Lee Putnam Parallel Ventures, L.P., 154,323 shares issuable upon the exercise and conversion of warrants to purchase Series C Preferred owned by THLi Co Investment Partners, LLC, and 59,286 shares issuable upon the exercise and conversion of warrants to purchase Series C owned by Blue Star I, LLC; (iv) 8,187,707 shares issuable upon conversion of Series D
    Preferred owned by TH Lee Putnam Ventures, L.P., 6,042,246 shares issuable upon conversion of Series D Preferred owned by TH Lee Putnam Parallel Ventures, L.P., 464,037 shares issuable upon conversion of Series D Preferred owned by THLi Co Investment Partners, LLC, and 179,513 shares issuable upon conversion of Series D Preferred owned by Blue Star I, LLC;
    (v) 1,742,350 shares issuable upon the exercise and conversion of warrants to purchase Series D Preferred owned by TH Lee Putnam Ventures, L.P., 1,285,797 shares issuable upon the exercise and conversion of warrants to purchase Series D Preferred owned by TH Lee Putnam Parallel Ventures, L.P., 98,753 shares issuable upon the exercise and conversion of warrants to purchase Series D Preferred owned by THLi Co Investment Partners, LLC, and 38,195 shares issuable upon the exercise of warrants to purchase Series D Preferred owned by Blue Star I, LLC; (vi) 2,252,672 shares issuable upon conversion of Series G Preferred owned by TH Lee Putnam Ventures, L.P., 1,666,209 shares issuable upon conversion of Series G Preferred owned by TH Lee Putnam Parallel Ventures, L.P., 127,233 shares issuable upon conversion of Series G Preferred owned by THLi Co Investment Partners, LLC, and 52,244 shares issuable upon conversion of Series G Preferred owned by Blue Star I, LLC; (vii) 5,498,178 shares issuable upon conversion of Series H Preferred owned by TH Lee Putnam Ventures, L.P., 3,995,907 shares issuable upon conversion of Series H Preferred owned by TH Lee Putnam Parallel Ventures, L.P., 327,843 shares issuable upon conversion of Series H Preferred owned by THLi Co Investment Partners, LLC, and 127,539 shares issuable upon conversion of Series H Preferred owned by Blue Star I, LLC; (viii)
    1,360,112 shares issuable upon exercise of Common Warrants owned by TH Lee Putnam Ventures, L.P., 988,488 shares issuable upon exercise of Common Warrants owned by TH Lee Putnam Parallel Ventures, L.P., 81,100 shares issuable upon exercise of Common Warrants owned by THLi Co Investment Partners, LLC, and 31,550 shares issuable upon exercise of Common Warrants owned by Blue Star I, LLC; (ix) 20,000 shares issuable upon the exercise of options to purchase Common Stock issued to TH Lee Putnam Fund Advisors, L.P.; and (x) 13,500 shares of restricted stock issued to TH Lee Putnam Ventures, L.P. TH Lee Putnam Parallel Ventures, L.P., THLi Co Investment Partners, LLC and Blue Star I, LLC are affiliates of TH Lee Putnam Ventures.

(3) Consists of shares beneficially owned by THLPV, for which Mr. Brown disclaims beneficial ownership.

(4) Consists of shares beneficially owned by THLPV, for which Mr. Hsieh disclaims beneficial ownership.

(5) Consists of 377,113 shares owned directly, 692,188 shares issuable pursuant to warrants, 5,781,064 shares issuable upon conversion of Series F Preferred and 2,526,528 shares issuable upon conversion of Series H Preferred.

(6) THLPV is the largest shareholder of HomePoint Corporation. A shareholder of THLPV is a member of HomePoint Corporation's board of directors.

(7) Consists of 7,479,417 shares issuable upon conversion of Series D Preferred and 121,761 shares issuable upon exercise of warrants.

(8) Consists of (i) 27,345 shares issuable upon exercise of warrants, 201,631 shares issuable upon conversion of Series F Preferred and 101,061 shares issuable upon conversion of Series H Preferred owned directly by Mr. Paluch; (ii) 446,875 shares issuable upon exercise of warrants, 3,495,532 shares issuable upon conversion of Series F Preferred and 1,642,243 shares issuable upon conversion of Series H Preferred owned by East River Ventures II, LP; and (iii) 10,313 shares issuable upon exercise of warrants, 80,658 shares issuable upon conversion of Series F Preferred and 37,897 shares issuable upon conversion of Series H Preferred owned by ERV Partners LLC.

(9) Consists of (i) 105,460 shares owned directly, 396,563 shares issuable upon exercise of warrants, 2,016,643 shares issuable upon conversion of Series F Preferred, 1,508,337 shares issuable upon conversion of Series H Preferred, 12,500 shares issuable upon exercise of options, and 9,000 shares of restricted stock owned directly by Mr. Wasik; (ii) 360,655 shares issuable upon conversion of Series G Preferred, 965,133 shares issuable upon conversion of Series H Preferred and 238,750 shares issuable upon exercise of warrants owned by MCG Global LLC; and (iii) 200,000 shares and 45,000 shares issuable upon exercise of warrants owned by MCG USHP, LLC.

(10) Consists of 446,875 shares issuable upon exercise of warrants, 3,495,532 shares issuable upon conversion of Series F Preferred and 1,642,243 shares issuable upon conversion of Series H Preferred.

(11) Consists of 73,438 shares issuable upon exercise of warrants and 3,361,070 shares issuable upon conversion of Series F Preferred

(12) Consists of 781,250 shares issuable upon exercise of warrants and 2,213,087 shares issuable upon conversion of Series H Preferred.

(13) Consists of (i) 20,000 shares owned directly, 6,875 shares issuable upon exercise of warrants, and 591,555 shares issuable upon conversion of Series F Preferred owned by Pyramid Partners, LP; (ii) 5,157 shares issuable upon exercise of warrants, 443,665 shares issuable upon conversion of Series F Preferred and 184,426 shares issuable upon conversion of Series G Preferred owned by Union Bank & Trust Industricorp & Co., Inc FBO Twin City Carpenters Pension Plan; (iii) 1,719 shares issuable upon exercise of warrants and 505,305 shares issuable upon conversion of Series H Preferred owned by Robert G. Allison; and (iv) 63,906 shares issuable upon exercise of warrants, 120,973 shares issuable upon conversion of Series F Preferred and 252,652 shares issuable upon conversion of Series H owned by David M. Westrum. Pyramid Partners, LP, Union Bank & Trust Industricorp & Co., Inc FBO Twin City Carpenters Pension Plan, Robert G. Allison, and David M. Westrum are entities affiliated with Perkins Capital Management, Inc.

(14) Consists of (i) 3,200 shares owned directly, 14,063 shares issuable upon exercise of warrants and 1,209,966 shares issuable upon conversion of Series F Preferred; (ii) 2,344 shares issuable upon exercise of warrants and 201,661 shares issuable upon conversion of Series F Preferred owned by the Robert F. McCullough, Sr. Family Foundation; (iii) 45,000 shares owned directly by the McCullough Living Trust; and (iv) 2,344 shares issuable upon exercise of warrants and 201,661 shares issuable upon conversion of Series F Preferred owned by the Robert F. McCullough, Sr. IRA.

(15) Consists of 312,500 shares issuable upon exercise of warrants and 1,263,264 shares issuable upon conversion of Series H Preferred.

(16) Consists of 238,750 shares issuable upon exercise of warrants, 360,656 shares issuable upon conversion of Series G Preferred and 965,133 shares issuable upon conversion of Series H Preferred.

(17) Consists of shares issuable upon exercise of warrants.

(18) Consists of 128,125 shares issuable upon exercise of warrants, 268,862 shares issuable upon conversion of Series F Preferred, 163,934 shares issuable upon conversion of Series G Preferred and 505,305 shares issuable upon conversion of Series H Preferred.

(19) Consists of 3,125 shares issuable upon exercise of warrants, 268,861 shares issuable upon conversion of Series F Preferred and 614,754 shares issuable upon conversion of Series G Preferred.

(20) Consists of 68,750 shares issuable upon exercise of warrants, 537,753 shares issuable upon conversion of Series F Preferred and 252,652 shares issuable upon conversion of Series H Preferred.

(21) Consists of 10,000 shares issuable upon exercise of options, 6,250 shares issuable upon exercise of warrants and 537,753 shares issuable upon conversion of Series F Preferred.

(22) Consists of 21,800 shares owned directly, 70,000 shares issuable upon exercise of options, 11,688 shares issuable upon exercise of warrants, 37,622 shares issuable upon conversion of Series F Preferred and 45,477 shares issuable upon conversion of Series H Preferred.

(23) Consists of 1,500 shares owned directly, 55,000 shares issuable upon exercise of options, 19,532 shares issuable upon exercise of warrants and 75,795 shares issuable upon conversion of Series H Preferred.

(24) Consists of an aggregate of 127,260 shares of Common Stock, 42,500 shares of restricted stock, 2,025,639 shares issuable pursuant to presently exercisable options and warrants, 2,793,649 shares issuable upon conversion of Series F Preferred and 1,654,876 shares issuable upon conversion of Series H Preferred directly owned by directors and officers, 75,585,936 shares beneficially owned by THLPV (for which Messrs. Brown and Hsieh disclaim beneficial ownership) 5,584,650 shares beneficially owned by East River Ventures II LP (for which Mr. Paluch disclaims beneficial ownership), 128,868 shares owned by ERV Partners LLC (for which Mr. Paluch disclaims beneficial ownership), 1,564,539 shares beneficially owned by MCG Global LLC and 245,000 shares beneficially owned by MCG USHP LLC.

                           Series B Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................      2,806,797         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................      2,806,797         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................      2,806,797         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Vincent A. Wasik................................................             --             0%
Alex Paluch.....................................................             --             0%
Richard A. Kassar...............................................             --             0%
Leslie E. Grodd.................................................             --             0%
John J. Perkins.................................................             --             0%
Wesley C. Fredenburg............................................             --             0%
Andrew B. Kronick...............................................             --             0%
Jeffrey Hendrickson.............................................             --             0%
Robert B. Lewis.................................................             --             0%
Jeffry J. Parell................................................             --             0%
All directors and executive officers as a group (11 persons) (3)      2,806,797         100.0%

--------
(1) Percentage of beneficial ownership is based on 2,806,797 of Series B Preferred outstanding as of December 23, 2004, which were convertible into an aggregate of 24,120,241 shares of Common Stock. See Common Stock Security Ownership table. More than one person may beneficially own the same shares.

(2) Includes 1,545,111 shares directly owned by TH Lee Putnam Ventures, L.P., 1,140,240 shares directly owned by TH Lee Putnam Parallel Ventures, L.P., 88,016 shares directly owned by THLi Co Investment Partners, LLC, and 33,430 shares directly owned by Blue Star I, LLC.

(3) Consists of shares beneficially owned by TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

                           Series C Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................      2,825,484         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................      2,825,484         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................      2,825,484         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Vincent A. Wasik................................................             --             0%
Alex Paluch.....................................................             --             0%
Richard A. Kassar...............................................             --             0%
Leslie E. Grodd.................................................             --             0%
John J. Perkins.................................................             --             0%
Wesley C. Fredenburg............................................             --             0%
Andrew B. Kronick...............................................             --             0%
Jeffrey Hendrickson.............................................             --             0%
Robert B. Lewis.................................................             --             0%
Jeffry J. Parell................................................             --             0%
All directors and executive officers as a group (11 persons) (3)      2,825,484         100.0%

--------
(1) Percentage of beneficial ownership is based on 2,000,000 of Series C Preferred outstanding as of December 23, 2004, which were convertible into an aggregate of 11,961,152 shares of Common Stock. See Common Stock Security Ownership table. More than one person may beneficially own the same shares.

(2) Includes 1,100,978 shares owned directly and 454,420 shares issuable upon exercise of warrants owned by TH Lee Putnam Ventures, L.P., 812,485 shares owned directly and 335,347 shares issuable upon exercise of warrants owned by TH Lee Putnam Parallel Ventures, L.P., 62,520 shares owned directly and 25,804 shares issuable upon exercise of warrants owned by THLi Co Investment Partners, LLC and 24,017 shares owned directly and 9,913 shares issuable upon exercise of warrants owned by Blue Star I, LLC.

(3) Consists of shares beneficially owned by TH Lee Putnam Ventures, L.P., for which Messrs. Brown and Hsieh disclaim beneficial ownership.

                           Series D Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................      1,234,071          71.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................      1,234,071          71.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................      1,234,071          71.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
HomePoint Liquidating Trust (4).................................        499,906          32.9%
  c/o Baruno, Sullivan & Co.
  170 Mason Street, Greenwich, CT 06830
Vincent A. Wasik................................................             --             0%
Alex Paluch.....................................................             --             0%
Richard A. Kassar...............................................             --             0%
Leslie E. Grodd.................................................             --             0%
John J. Perkins.................................................             --             0%
Wesley C. Fredenburg............................................             --             0%
Andrew B. Kronick...............................................             --             0%
Jeffrey Hendrickson.............................................             --             0%
Robert B. Lewis.................................................             --             0%
Jeffry J. Parell................................................             --             0%
All directors and executive officers as a group (11 persons) (5)      1,234,071          71.2%

--------
(1) Percentage of beneficial ownership is based on 1,517,444 shares of Series D Preferred outstanding as of December 23, 2004, which were convertible into an aggregate of 22,703,473 shares of Common Stock. See Common Stock Security Ownership table. More than one person may beneficially own the same shares.

(2) Includes 560,144 shares owned directly and 119,199 shares issuable upon exercise of warrants owned by TH Lee Putnam Ventures, L.P., 413,367 shares owned directly and 87,965 shares issuable upon exercise of warrants owned by TH Lee Putnam Parallel Ventures, L.P., 31,746 shares owned directly and 6,756 shares issuable upon exercise of warrants owned by THLi Co Investment Partners, LLC and 12,281 shares owned directly and 2,613 shares issuable upon exercise of warrants owned by Blue Star I, LLC.

(3) Consists of shares beneficially owned by the TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

(4) A shareholder of THLPV is a member of HomePoint Corporation's board of directors.

(5) Consists of shares beneficially owned by TH Lee Putnam Ventures, L.P., for which Messrs. Brown and Hsieh disclaim beneficial ownership.

                           Series F Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
Richard Neslund.................................................       195,453           27.3%
  15210 Wayzata Boulevard,
  Wayzata, MN 55391
Alex Paluch (2).................................................       127,725           17.8%
East River Ventures II, LP......................................       118,181           16.5%
  645 Madison Avenue, Ste 2200,
  New York, NY 10022
IDT Venture Capital, Inc........................................       113,635           15.9%
  c/o Neuberger Berman
  605 Third Avenue, 36th Floor,
  New York, NY 10158
Vincent A. Wasik................................................        68,181            9.5%
Robert McCullough (3)...........................................        54,544            7.6%
  455 Belvedere,
  Belvedere, CA 94920
Perkins Capital Management (4)..................................        39,090            5.5%
  730 East Lake Street,
  Wayzata, MN 55391
Andrew B. Kronick...............................................        18,181            2.5%
Wesley C. Fredenburg............................................         1,272              *
James G. Brown..................................................            --              0%
Douglas Hsieh...................................................            --              0%
Richard A. Kassar...............................................            --              0%
Leslie E. Grodd.................................................            --              0%
John J. Perkins.................................................            --              0%
Jeffrey Hendrickson.............................................            --              0%
Robert B. Lewis.................................................            --              0%
Jeffry J. Parell................................................            --              0%
All directors and executive officers as a group (11 persons) (5)       215,359           30.1%

--------
*  Represents less than 1%

(1) Percentage of beneficial ownership is based on 715,587 shares of Series F Preferred outstanding as of December 23, 2004, which were convertible into an aggregate of 21,165,450 shares of Common Stock. See Common Stock Security Ownership table. More than one person may beneficially own the same shares.

(2) Consists of 6,817 shares owned directly, 118,181 shares owned by East River Ventures II, LP, and 2,727 shares owned by ERV Partners, LLC. Mr. Paluch is a General Partner of East River Ventures II, LP and a Managing Member of ERV Partners, LLC. Mr. Paluch disclaims beneficial ownership of the shares held of record by each of East River Ventures II, LP and ERV Partners, LLC.

(3) Consists of 40,908 shares owned directly, 6,818 shares owned directly by the Robert F. McCullough Sr. Family Foundation, and 6,818 shares owned directly by the Robert F. McCullough Sr. IRA.

(4) Consists of (i) 20,000 shares owned by Pyramid Partners, LP; (ii) 15,000 shares owned by Union Bank & Trust Industricorp & Co., Inc FBO Twin City Carpenters Pension Plan; and (iii) 4,090 shares owned by David M. Westrum. Pyramid Partners, LP, Union Bank & Trust Industricorp & Co., Inc FBO Twin City Carpenters Pension Plan, and David M. Westrum are entities affiliated with Perkins Capital Management, Inc.

(5) Consists of (i) 94,451 shares owned directly by officers and directors;
    (ii) 118,181 shares owned by East River Ventures II, LP; and (iii) 2,727 shares owned by ERV Partners LLC for which Mr. Paluch disclaims beneficial ownership.

                           Series G Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................      3,333,333          62.1%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................      3,333,333          62.1%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................      3,333,333          62.1%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
John Kennedy....................................................        500,000           9.3%
  2100 First National Center,
  Oklahoma City, OK 73102
Mike Samis......................................................        500,000           9.3%
  2100 First National Center,
  Oklahoma City, OK 73102
MCG Global LLC..................................................        293,333           5.5%
  One Morningside Drive N., Ste 200,
  Westport, CT 06880
Vincent A. Wasik (4)............................................        293,333           5.5%
Alex Paluch.....................................................             --             0%
Richard A. Kassar...............................................             --             0%
Leslie E. Grodd.................................................             --             0%
John J. Perkins.................................................             --             0%
Wesley C. Fredenburg............................................             --             0%
Andrew B. Kronick...............................................             --             0%
Jeffrey Hendrickson.............................................             --             0%
Robert B. Lewis.................................................             --             0%
Jeffry J. Parell................................................             --             0%
All directors and executive officers as a group (11 persons) (5)      3,626,666          67.6%

--------
(1) Percentage of beneficial ownership is based on 5,368,331 shares of Series G Preferred outstanding as of December 23, 2004, which were convertible into an aggregate of 6,600,402 shares of Common Stock. See Common Stock Security Ownership table. More than one person may beneficially own the same shares.

(2) Includes 1,832,167 shares directly owned by TH Lee Putnam Ventures, L.P., 1,355,183 shares directly owned by TH Lee Putnam Parallel Ventures, L.P., 103,488 shares directly owned by THLi Co Investment Partners, LLC, and 42,495 shares directly owned by Blue Star I, LLC.

(3) Consists of shares beneficially owned by TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

(4) Consists of 293,333 shares owned directly by MCG Global, LLC. Mr. Wasik is the founder and a principal of MCG Global, LLC.

(5) Consists of (i) 3,333,333 shares owned by THLPV, for which Messrs. Brown and Hsieh disclaim beneficial ownership; and (ii) 293,333 shares owned by MCG Global, LLC.

                           Series H Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................       196,900           43.6%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................       196,900           43.6%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................       196,900           43.6%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Richard Neslund.................................................        50,000           11.1%
  15210 Wayzata Boulevard,
  Wayzata, MN 55391
Vincent A. Wasik (4)............................................        48,950           10.8%
Jess S. Morgan & Company, Inc...................................        43,797            9.7%
  5750 Wilshire Boulevard, Suite 590,
  Los Angeles, CA 90036
Alex Paluch (5).................................................        35,250            7.8%
East River Ventures II, LP......................................        32,500            7.2%
  645 Madison Avenue, Ste 2200,
  New York, NY 10022
BPEF 2 Pegasus Limited..........................................        25,000            5.5%
  33 Riverside Avenue, Fifth Floor,
  Westport, CT 06880
Jeffry J. Parell................................................         1,500              *
Wesley C. Fredenburg............................................           900              *
Richard A. Kassar...............................................            --              0%
Leslie E. Grodd.................................................            --              0%
John J. Perkins.................................................            --              0%
Andrew B. Kronick...............................................            --              0%
Jeffrey Hendrickson.............................................            --              0%
Robert B. Lewis.................................................            --              0%
All directors and executive officers as a group (11 persons) (6)       282,000           62.4%

--------
 * Represents less than 1%

(1) Percentage of beneficial ownership is based on 451,897 shares of Series H Preferred outstanding as of December 23, 2004, which were convertible into an aggregate of 22,834,597 shares of Common Stock. See Common Stock Security Ownership table. More than one person may beneficially own the same shares.

(2) Includes 108,809 shares directly owned by TH Lee Putnam Ventures, L.P., 79,079 shares directly owned by TH Lee Putnam Parallel Ventures, L.P., 6,488 shares directly owned by THLi Co Investment Partners, LLC, and 2,524 shares directly owned by Blue Star I, LLC.

(3) Consists of shares beneficially owned by TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

(4) Consists of 29,850 shares owned directly and 19,100 shares owned by MCG Global, LLC.

(5) Consists of 2,000 shares owned directly, 32,500 shares owned by East River Ventures II, LP, and 750 shares owned by ERV Partners, LLC.

(6) Consists of (i) 32,750 shares owned directly by officers and directors;
    (ii) 196,900 shares owned by THLPV, for which Messrs. Brown and Hsieh disclaim beneficial ownership; (iii) 19,100 shares owned by MCG Global, LLC; (iv) 32,500 shares owned by East River Ventures II, LP; and (v) 750 shares owned by ERV Partners, LLC.

Preferred Stock Contracted to be Issued

   As of December 23, 2004, the Company has contracted to issue, subject to stockholder approval of their issuance and other related proposals, 16,809,987 shares of Series I Preferred, 7,999,993 shares of Series J Preferred, 9,851,466 shares of Series K Preferred, 7,000,000 shares of Series L Preferred and 284,793,462 shares of Series M Preferred. The following tables contain certain information known to the Company regarding beneficial ownership of each of Series I Preferred, Series J Preferred, Series K Preferred, Series L Preferred and Series M Preferred as of December 23, 2004, assuming that all of the above series of preferred stock were issued and outstanding as of such date, by (i) each person who is known to the Company to have the right to beneficially receive more than five percent of each of the Series I Preferred, Series J Preferred, Series K Preferred, Series L Preferred or Series M Preferred, (ii) each of the Company's directors and nominee directors, (iii) each of the Company's named executive officers, and (iv) all executive officers and directors as a group.

                           Series I Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................      12,643,332         75.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................      12,643,332         75.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................      12,643,332         75.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Andrew K. Boszhardt, Jr.........................................       1,000,000          5.9%
  666 Fifth Avenue, 34th Floor,
  New York, NY 10103
Richard Neslund.................................................         833,333          5.0%
  15210 Wayzata Boulevard,
  Wayzata, MN 55391
Vincent A. Wasik (4)............................................         400,000          2.4%
Alex Paluch (5).................................................         273,333          1.6%
Richard A. Kassar...............................................              --            0%
Leslie E. Grodd.................................................              --            0%
John J. Perkins.................................................              --            0%
Wesley C. Fredenburg............................................              --            0%
Andrew B. Kronick...............................................              --            0%
Jeffrey Hendrickson.............................................              --            0%
Robert B. Lewis.................................................              --            0%
Jeffry J. Parell................................................              --            0%
All directors and executive officers as a group (11 persons) (6)      13,316,665         79.2%

--------
(1) For purposes of the Series I Preferred, the term "ownership" refers to the right to receive shares of Series I Preferred upon shareholder approval of the issuance of the Series I Preferred, and percentage owned refers to the beneficial ownership of each person's right to receive shares of Series I Preferred based on 16,809,987 shares of Series I Preferred to be issued as of December 23, 2004, which would be convertible into an aggregate of 249,160,059 shares of Common Stock. More than one person may be beneficially entitled to the same shares.

(2) Includes the right to receive 6,962,290 shares by TH Lee Putnam Ventures, L.P., the right to receive 5,084,301 shares by TH Lee Putnam Parallel Ventures, L.P., the right to receive 430,263 shares by THLi Co Investment Partners, LLC, and the right to receive 166,478 shares by Blue Star I, LLC.

(3) Consists of the right to receive shares by TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership

(4) Consists of the right to receive 400,000 shares by MCG Global, LLC.

(5) Consists of the right to receive 40,000 shares and the right to receive 233,333 shares by East River Ventures II, LP.

(6) Consists of (i) the right to receive 40,000 shares by officers and directors; (ii) the right to receive 12,643,332 shares by THLPV, for which Messrs. Brown and Hsieh disclaim beneficial ownership; (iii) the right to receive 400,000 shares by MCG Global, LLC; and (iv) the right to receive 233,333 shares by East River Ventures II, LP.

                           Series J Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................      6,333,534          79.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................      6,333,534          79.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................      6,333,534          79.2%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
East River Ventures II, LP......................................        416,666           5.2%
  645 Madison Avenue, Ste 2200,
  New York, NY 10022
Alex Paluch (4).................................................        416,666           5.2%
Robert B. Lewis.................................................        266,666           3.3%
Vincent A. Wasik (5)............................................        183,332           2.3%
Jeffrey Hendrickson.............................................         66,666             *
Wesley C. Fredenburg............................................         16,666             *
Richard A. Kassar...............................................             --             0%
Leslie E. Grodd.................................................             --             0%
John J. Perkins.................................................             --             0%
Andrew B. Kronick...............................................             --             0%
Jeffry J. Parell................................................             --             0%
All directors and executive officers as a group (11 persons) (6)      7,030,197          87.9%

--------
*  Represents less than 1%

(1) For purposes of the Series J Preferred, the term "ownership" refers to the right to receive shares of Series J Preferred upon shareholder approval of the issuance of the Series J Preferred, and percentage owned refers to the beneficial ownership of each person's right to receive shares of Series J Preferred based on 7,999,993 shares of Series J Preferred outstanding as of December 23, 2004, which would be convertible into an aggregate of 97,560,872 shares of Common Stock. More than one person may be beneficially entitled to the same shares.

(2) Includes the right to receive 3,484,981 shares by TH Lee Putnam Ventures, L.P., the right to receive 2,549,339 shares by TH Lee Putnam Parallel Ventures, L.P., the right to receive 215,740 shares by THLi Co Investment Partners, LLC, and the right to receive 83,474 shares by Blue Star I, LLC.

(3) Consists of the right to receive shares by TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

(4) Consists of the right to receive 416,666 shares by East River Ventures II, LP.

(5) Consists of the right to receive 116,666 shares and the right to receive 66,666 shares by MCG Global, LLC.

(6) Consists of (i) the right to receive 213,331 shares by officers and directors; (ii) the right to receive 6,333,534 shares by THLPV, for which Messrs. Brown and Hsieh disclaim beneficial ownership; (iii) the right to receive 66,666 shares owned by MCG Global, LLC; and (iv) the right to receive 416,666 shares by East River Ventures II, LP.

                           Series K Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................      9,851,466         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................      9,851,466         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................      9,851,466         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Vincent A. Wasik................................................             --             0%
Alex Paluch.....................................................             --             0%
Richard A. Kassar...............................................             --             0%
Leslie E. Grodd.................................................             --             0%
John J. Perkins.................................................             --             0%
Wesley C. Fredenburg............................................             --             0%
Andrew B. Kronick...............................................             --             0%
Jeffrey Hendrickson.............................................             --             0%
Robert B. Lewis.................................................             --             0%
Jeffry J. Parell................................................             --             0%
All directors and executive officers as a group (11 persons) (3)      9,851,466         100.0%

--------
(1) For purposes of the Series K Preferred, the term "ownership" refers to the right to receive shares of Series K Preferred upon shareholder approval of the issuance of the Series K Preferred, and percentage owned refers to the beneficial ownership of each person's right to receive shares of Series K Preferred based on 9,851,466 shares of Series K Preferred to be issued as of December 23, 2004, which would be convertible into an aggregate of 106,005,737 shares of Common Stock. More than one person may be beneficially entitled to the same shares.

(2) Includes the right to receive 5,420,697 shares by TH Lee Putnam Ventures, L.P., the right to receive 3,965,356 shares by TH Lee Putnam Parallel Ventures, L.P., the right to receive 335,573 shares by THLi Co Investment Partners, LLC, and the right to receive 129,840 shares by Blue Star I, LLC.

(3) Consists of the right to receive shares by TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

                           Series L Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
TH Lee Putnam Ventures (2)......................................      7,000,000         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (3)..............................................      7,000,000         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (3)...............................................      7,000,000         100.0%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Vincent A. Wasik................................................             --             0%
Alex Paluch.....................................................             --             0%
Richard A. Kassar...............................................             --             0%
Leslie E. Grodd.................................................             --             0%
John J. Perkins.................................................             --             0%
Wesley C. Fredenburg............................................             --             0%
Andrew B. Kronick...............................................             --             0%
Jeffrey Hendrickson.............................................             --             0%
Robert B. Lewis.................................................             --             0%
Jeffry J. Parell................................................             --             0%
All directors and executive officers as a group (11 persons) (3)      7,000,000         100.0%

--------
(1) For purposes of the Series L Preferred, the term "ownership" refers to the right to receive shares of Series L Preferred upon shareholder approval of the issuance of the Series L Preferred, and percentage owned refers to the beneficial ownership of each person's right to receive shares of Series L Preferred based on 7,000,000 shares of Series L Preferred to be issued as of December 23, 2004, which would be convertible into an aggregate of 70,000,000 shares of Common Stock. More than one person may be beneficially entitled to the same shares.

(2) Includes the right to receive 3,861,568 shares by TH Lee Putnam Ventures, L.P., the right to receive 2,824,817 shares by TH Lee Putnam Parallel Ventures, L.P., the right to receive 226,123 shares by THLi Co Investment Partners, LLC, and the right to receive 87,492 shares by Blue Star I, LLC.

(3) Consists of the right to receive shares by TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

                           Series M Preferred Stock

                                                                 Amount and Nature of Percentage
              Name and Address of Beneficial Owner               Beneficial Ownership Owned (1)
              ------------------------------------               -------------------- ----------
Pequot (2)......................................................      79,999,839         28.1%
  500 Nyala Farm Road,
  Westport, CT 06880
Scorpion Capital Partners, L.P. (3).............................      78,657,244         27.6%
  245 Fifth Avenue, 25th Floor,
  New York, NY 10016
Special Situations Private Equity Fund, L.P. (4)................      40,684,781         14.3%
  153 E. 53rd Street, 55th Floor,
  New York, NY 10022
Special Situations Fund III, L.P. (4)...........................      30,513,586         10.7%
  153 E. 53rd Street, 55th Floor,
  New York, NY 10022
TH Lee Putnam Ventures (5)......................................      27,123,187          9.5%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
James G. Brown (6)..............................................      27,123,187          9.5%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Douglas Hsieh (6)...............................................      27,123,187          9.5%
  200 Madison Avenue, Suite 2225,
  New York, NY 10016
Vincent A. Wasik................................................       6,780,797          2.4%
Alex Paluch.....................................................              --            0%
Richard A. Kassar...............................................              --            0%
Leslie E. Grodd.................................................              --            0%
John J. Perkins.................................................              --            0%
Wesley C. Fredenburg............................................              --            0%
Andrew B. Kronick...............................................              --            0%
Jeffrey Hendrickson.............................................              --            0%
Robert B. Lewis.................................................              --            0%
Jeffry J. Parell................................................              --            0%
All directors and executive officers as a group (11 persons) (7)      33,903,984         11.9%

--------
(1) For purposes of the Series M Preferred, the term "ownership" refers to the right to receive shares of Series M Preferred upon shareholder approval of the issuance of the Series M Preferred, and percentage owned refers to the beneficial ownership of each person's right to receive shares of Series M Preferred based on 284,793,462 shares of Series M Preferred to be issued as of December 23, 2004, which would be convertible into an aggregate of 284,793,462 shares of Common Stock. More than one person may be beneficially entitled to the same shares.

(2) Includes the right to receive 39,431,690 shares by Pequot Scott Fund, L.P., the right to receive 23,389,679 shares by Pequot Navigator Onshore Fund, L.P. and the right to receive 17,178,470 shares by Pequot Navigator Offshore Fund, Inc.

(3) Includes the right to receive 67,807,970 shares by Scorpion Capital Partners, L.P. and the right to receive 10,849,274 shares by Scorpion Acquisition.

(4) MGP Advisors Limited ("MGP") is the general partner of Special Situations Fund III, L.P. AWM Investment Company, Inc. ("AWM") is the general partner of MGP. MG Advisers, L.L.C. ("MG") is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM and MG and are principally responsible for the selection, acquisition and disposition of the portfolio securities by each investment adviser on behalf of its fund.

(5) Includes the right to receive 14,962,602 shares by TH Lee Putnam Ventures, L.P., the right to receive 10,945,413 shares by TH Lee Putnam Parallel Ventures, L.P., the right to receive 876,160 shares by THLi Co Investment Partners, LLC, and the right to receive 339,012 shares by Blue Star I, LLC.

(6) Consists of the right to receive shares by TH Lee Putnam Ventures, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

(7) Consists of (i) the right to receive 6,780,797 shares by officers and directors; and (ii) the right to receive 27,123,187 shares by THLPV, for which Messrs. Brown and Hsieh disclaim beneficial ownership.

Equity Compensation Plan Information

   The Company maintains the 1995 Stock Option Plan (the "1995 Plan"), the 2000 Stock Option Plan (the "2000 Plan") and the 1996 Director Stock Option Plan (the "1996 Director Plan"), pursuant to which it may grant equity awards to eligible persons. The shareholders of the Company have approved the 1995 Plan, the 2000 Plan and the 1996 Director Plan.

   The following table sets for information about the Company's equity compensation plans as of July 3, 2004. For more information about the Company's stock option plans, see Note 8 to the Consolidated Financial Statements.

                                    Number of securities to be     Weighted average
                                      issued upon exercise of     exercise price of        Number of securities
                                   outstanding options, warrants outstanding options, remaining available for future
                                            and rights           warrants and rights             issuance
                                   ----------------------------- -------------------- ------------------------------
Equity compensation plans approved
  by security holders.............           7,455,952(1)               $1.88                   1,497,252(2)
Equity compensation plans not
  approved by security holders (3)           4,457,947                   1.28                          NA
                                            ----------                  -----                   ---------
Total.............................          11,913,899                  $1.66                   1,497,252
                                            ==========                  =====                   =========

--------
(1) 175,402 to be issued upon exercise of options granted under the 1995 Plan; 788,611 to be issued upon exercise of options granted under the 2000 Plan; and 9,000 to be issued upon exercise of options granted under the 1996 Director Plan.

(2) 68,004 remaining under the 1995 Plan; 1,321,248 remaining under the 2000 Plan; and 108,000 remaining under the 1996 Director Plan.

(3) Includes (i) 95,000 non qualified stock options that were issued in October and November 2000 to certain executive officers in connection with their offers of employment with the Company which vests ratably over three years;
    (ii) 20,000 non-qualified stock options issued in October 2001 to certain executive officers which vests ratably over two years on each six-month anniversary of the date of grant; (iii) 15,000 non qualified stock options issued to a consultant in exchange for services provided in 1999 which option vested on the date of grant; (iv) 4,327,947 shares of common stock issuable upon exercise of warrants, including 489,971 warrants granted between 1999 and 2003 to contractors at prices equal to the closing price of the Company's stock on the date of grant for services performed for the Company, which warrants are immediately exercisable, 45,000 warrants granted in March 2004 to employees at a price equal to the closing price of the Company's stock on the date of grant, which warrants are immediately exercisable, 2,350,000 warrants granted to management in connection with their offers of employment on February 12, 2004 at an exercise price of $0.01 per share and which are immediately exercisable into 2,578,641 shares of common stock as of July 3, 2004, and 1,106,663 warrants granted to management on February 12, 2004 at an exercise price of $0.01 per share and which are exercisable upon shareholder approval of the grant of the warrants into 1,214,335 shares of common stock as of July 3, 2004. The warrants granted to management on February 12, 2004, provide for an anti-dilution adjustment to the number of shares of common stock into which the warrants are exercisable in the event that the Company issues other equity instruments that would result in dilution to the holders of the warrants. In the event the Company issues or sells any shares of common stock or securities convertible into or exercisable for common stock for a consideration per share of common stock of less than the market price of the common stock, determined as of the date of the initial issue or sale, the exercise rate of the warrants granted to management shall be proportionately adjusted to prevent dilution. As of July 3, 2004, each warrant is exercisable into 1.097 shares of common stock.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Issuance of Series M Convertible Preferred Stock


   Pursuant to a Stock Purchase Agreement entered into on December 21, 2004, the Company contracted to issue, upon shareholder approval of its issuance and certain other related proposals, 284,793,462 shares of Series M Convertible Preferred Stock ("Series M Preferred") for $0.737 per share for total consideration of $21.0 million. Of the total consideration, $20.7 million was received in cash, and $300,000 was in exchange for services performed for the Company. The initial conversion price of the Series M Preferred was $0.737, and, at the time the Stock Purchase Agreement was entered into, each share of Series M Preferred was convertible into one share of the Company's common stock.


   The Company sold the Series M Preferred to the following directors, officers and/or beneficial owners of 5% or more of any class of the Company's voting securities: TH Lee Putnam Ventures holds more than 5% of each of Common Stock, Series B Preferred, Series C Preferred, Series D Preferred, Series G Preferred and Series H Preferred. Two of its executive officers are also serving on the Company's Board. Vincent Wasik, the founder and principal of MCG Global LLC and the Chairman of the Board and CEO, owns more than 5% of Common Stock, Series F Preferred, Series G Preferred and Series H Preferred.

                                            Number of Shares of
                  Name of Beneficial Owner  Series M Preferred
                  ------------------------  -------------------
                 TH Lee Putnam Ventures (1)     27,123,187
                 Vincent Wasik.............      6,780,797

--------
(1) Two of the Company's directors, Messrs. James G. Brown and Douglas Hsieh, are executive officers of TH Lee Putnam Ventures. Both Messrs. Brown and Hsieh disclaim beneficial ownership of these shares.

Warrant to Purchase Common Stock

   As part of the Series M Preferred private placement, THLPV agreed to extend for a two-year period the July 1, 2004 capital contribution agreement previously entered into between THLPV and the Company's lenders in support of the Company's revolving credit facility. Under the terms of the capital contribution agreement, in the event that THLPV elects to not provide further financial support for the Company, THLPV is required to notify the Company's lenders of such decision and provide specific levels of financial support for a thirty-day period following the notification. In exchange for entering into the capital contribution agreement, the lenders agreed to waive certain financial covenants under the Company's credit facilities. At the time, THLPV did not receive any compensation in exchange for entering into the capital contribution agreement. As part of the extension of the capital contribution agreement, the Company agreed to issue to THLPV, subject to shareholder approval, a warrant to purchase 9,677,553 shares of common stock. The term of the warrant will be five years, and the warrant will have an exercise price of $0.0001 per share. Due to the pricing of the warrant, the Company will be required to record a charge.

Issuance of Series L Convertible Preferred Stock

   Pursuant to a Stock Purchase Agreement entered into on December 21, 2004, the Company contracted to issue to THLPV, upon shareholder approval, 7,000,000 shares of Series L Convertible Preferred Stock ("Series L Preferred") for $1.00 per share for net proceeds of $7.0 million. The consideration for the issuance of the Series L Preferred consisted of cancellation of the Company's obligation to repay THLPV the funds paid by THLPV to the Company's senior lender to support the Company's revolving credit facility. The initial conversion price of the Series L Preferred was $0.10, and, at the time the Stock Purchase Agreement was entered into, each share of Series L Preferred was convertible into ten shares of the Company's common stock.

   The Company sold the Series L Preferred to the following directors, officers and/or beneficial owners of 5% or more of any class of voting securities: TH Lee Putnam Ventures holds more than 5% of each of Common

Stock, Series B Preferred, Series C Preferred, Series D Preferred, Series G Preferred and Series H Preferred. Two of its executive officers are also serving on the Company's Board.

                                            Number of Shares of
                  Name of Beneficial Owner  Series L Preferred
                  ------------------------  -------------------
                 TH Lee Putnam Ventures (1)      7,000,000

--------
(1) Two of the Company's directors, Messrs. James G. Brown and Douglas Hsieh, are executive officers of TH Lee Putnam Ventures. Both Messrs. Brown and Hsieh disclaim beneficial ownership of these shares.

Issuance of Series K Convertible Preferred Stock


   Pursuant to Stock Purchase Agreements entered into during August and December 2004, the Company contracted to issue, upon shareholder approval, 9,851,466 shares of Series K Convertible Preferred Stock ("Series K Preferred") for $1.50 per share for consideration of approximately $14.8 million. The initial conversion price of the Series K Preferred was $0.15, and, at the time the stock purchase agreements were entered into, each share of Series K Preferred was convertible into ten shares of the Company's common stock.


   The Company sold the Series K Preferred to the following directors, officers and/or beneficial owners of 5% or more of any class of voting securities: TH Lee Putnam Ventures holds more than 5% of each of Common Stock, Series B Preferred, Series C Preferred, Series D Preferred, Series G Preferred and Series H Preferred. Two of its executive officers are also serving on the Company's Board.

                                            Number of Shares of
                  Name of Beneficial Owner  Series K Preferred
                  ------------------------  -------------------
                 TH Lee Putnam Ventures (1)      9,851,466

--------
(1) Two of the Company's directors, Messrs. James G. Brown and Douglas Hsieh, are executive officers of TH Lee Putnam Ventures. Both Messrs. Brown and Hsieh disclaim beneficial ownership of these shares.

Issuance of Series J Convertible Preferred Stock


   Pursuant to Stock Purchase Agreements entered into during March, April and July 2004, the Company contracted to issue, upon shareholder approval, 7,999,993 shares of Series J Convertible Preferred Stock ("Series J Preferred") for $1.50 per share for consideration of approximately $12.0 million. Of the total consideration, approximately $11.9 million was received in cash, or support for our borrowing base under our revolving credit facility to allow us to obtain cash, and $100,000 was in exchange for services performed for the Company. The initial conversion price of the Series J Preferred was $0.15, and, at the time the stock purchase agreements were entered into, each share of Series J Preferred was convertible into ten shares of the Company's common stock.


   The Company sold the Series J Preferred to the following directors, officers and/or beneficial owners of 5% or more of any class of voting securities: TH Lee Putnam Ventures holds more than 5% of each of Common Stock, Series B Preferred, Series C Preferred, Series D Preferred, Series G Preferred and Series H Preferred. Two of its executive officers are also serving on the Company's Board. Mr. Alex Paluch is a member of the Board and also owns more than 5% of the Common Stock, Series F Preferred and Series H Preferred. East River Ventures II LP owns more than 5% of Common Stock, Series F Preferred and Series H Preferred. Robert B. Lewis is the Company's former Chief Financial Officer and owns more than 5% of the Common Stock. Vincent Wasik, the founder and principal of MCG Global LLC and the Chairman of the Board and CEO, owns more than 5% of Common Stock, Series F Preferred, Series G Preferred and Series H Preferred. Robert Reynen owns more than 5% of the Common Stock. BPEF 2 Pegasus Limited owns more than 5% of the Common Stock and the Series H Preferred. MCG Global LLC beneficially owns more than 5% of Common Stock and the Series G Preferred. Jeffrey Hendrickson is the President and COO and owns more than 5% of the Common Stock. Mr. Fredenburg is the Company's General Counsel and Secretary.

                                            Number of Shares of
                  Name of Beneficial Owner  Series K Preferred
                  ------------------------  -------------------
                 TH Lee Putnam Ventures (1)      6,333,534
                 Alex Paluch (2)...........        416,666
                 East River Ventures II LP.        416,666
                 Robert B. Lewis...........        266,666
                 Vincent Wasik (3).........        183,332
                 Robert Reynen.............        100,000
                 BPEF 2 Pegasus Limited....         80,000
                 MCG Global LLC............         66,666
                 Jeffrey Hendrickson.......         66,666
                 Wesley C. Fredenburg......         16,666

--------
(1) Two of the Company's directors, Messrs. James G. Brown and Douglas Hsieh, are executive officers of TH Lee Putnam Ventures. Both Messrs. Brown and Hsieh disclaim beneficial ownership of these shares.

(2) Represents the right to receive shares by East River Ventures II LP for which Mr. Paluch disclaims beneficial ownership. Mr. Paluch is a managing partner in East River Ventures II LP.

(3) Consists of the right to receive 116,666 shares and the right to receive 66,666 shares by MCG Global, LLC. Mr. Wasik is the founder and a principal of MCG Global, LLC.

Issuance of Series I Convertible Preferred Stock


   Pursuant to Stock Purchase Agreements entered into during October, November and December 2003, the Company contracted to issue, upon shareholder approval, 16,809,987 shares of Series I Convertible Preferred Stock ("Series I Preferred") for $1.50 per share for consideration of approximately $25.2 million. Of the total consideration, $23.7 million was received in cash, and $1.5 million was in exchange for services performed for the Company. The initial conversion price of the Series I Preferred was $0.15, and, at the time the stock purchase agreements were entered into, each share of Series I Preferred was convertible into ten shares of the Company's common stock.


   The Company sold the Series I Preferred to the following directors, officers and/or beneficial owners of 5% or more of any class of voting securities: TH Lee Putnam Ventures holds more than 5% of each of Common Stock, Series B Preferred, Series C Preferred, Series D Preferred, Series G Preferred and Series H Preferred. Two of its executive officers are also serving on the Company's Board. Richard Neslund owns more than 5% of the Common Stock, the Series F Preferred and the Series H Preferred. MCG Global LLC beneficially owns more than 5% of Common Stock and the Series G Preferred and Vincent Wasik, the founder and principal of MCG Global LLC and the Chairman of the Board and CEO owns more than 5% of Common Stock, Series F Preferred, Series G Preferred and Series H Preferred. Mr. Alex Paluch is a member of the Board and also owns more than 5% of the Common Stock, Series F Preferred and Series H Preferred. East River Ventures II LP owns more than 5% of Common Stock, Series F Preferred and Series H Preferred. BPEF 2 Pegasus Limited owns more than 5% of the Common Stock and the Series H Preferred. Robert Reynen owns more than 5% of the Common Stock.

                                            Number of Shares of
                  Name of Beneficial Owner  Series K Preferred
                  ------------------------  -------------------
                 TH Lee Putnam Ventures (1)     12,643,332
                 Richard Neslund...........        833,333
                 MCG Global LLC............        400,000
                 Vincent Wasik (2).........        400,000
                 Alex Paluch (3)...........        273,333
                 East River Ventures II LP.        233,333
                 BPEF 2 Pegasus Limited....        166,666
                 Robert Reynen.............         68,666

--------
(1) Two of the Company's directors, Messrs. James G. Brown and Douglas Hsieh, are executive officers of TH Lee Putnam Ventures. Both Messrs. Brown and Hsieh disclaim beneficial ownership of these shares.

(2) Includes the right to receive 400,000 shares by MCG Global, LLC. Mr. Wasik is the founder and a principal of MCG Global, LLC.

(3) Includes the right to receive 40,000 shares by Mr. Paluch and the right to receive 233,333 shares by East River Ventures II LP for which Mr. Paluch disclaims beneficial ownership. Mr. Paluch is a managing partner in East River Ventures II LP.

Contracts and arrangements with MCG Global, LLC

   Mr. Wasik serves as the Company's Chief Executive Officer pursuant to a Contractor Services Agreement, effective as of July 28, 2003, between the Company and MCG Global LLC (the "Services Agreement"). Mr. Wasik is an owner and principal of MCG Global LLC and was a stockholder and Chairman of the Board of the Company at the time this Contractor Services Agreement was authorized and entered into. The Service Agreement sets forth the rights and duties of both the Company and Mr. Wasik and directs the Company's Compensation Committee to establish, on an annual basis, Mr. Wasik's compensation level and eligibility for salary increases, bonuses, benefits and grants of equity. The Service Agreement also allows Mr. Wasik to contract to provide similar services to other businesses as long as Mr. Wasik abides by his confidentiality obligations under the Service Agreement. Furthermore, the Company has agreed to indemnify and hold harmless MCG, its officers, directors, employees and agents, including Mr. Wasik, from liabilities arising out of any services rendered by MCG to the Company, other than as a result of gross negligence or willful misconduct. The Company also agreed to cause MCG and Mr. Wasik to be named as additional insured parties under its Directors and Officers Liability insurance policies. The Service Agreement does not contain any fixed term and may be terminated by either party at any time upon written notice. Other than payment of outstanding fees and expenses owed to MCG at termination, the Service Agreement does not contain any obligation upon the Company to pay severance in the event the agreement is terminated by the Company. In fiscal 2004, the Company recorded compensation expense of $510,000 to Mr. Wasik through MCG for these services.

   In addition, the Company subleases a portion of its headquarters office space in Westport Connecticut from MCG for the monthly lease of $3,350.00. The sublease agreement was approved by the Company's Audit Committee who determined that the terms of the sublease were at market rates. The Company also reimburses MCG for limited use of MCG's personnel and for office expenses, which amounted to $3,441.45 in fiscal 2004.

Contracts and Arrangements with Peritas, LLC

   During May 2004 the Company entered into a business venture designed to provide both the manpower and the vehicle fleet to service, first--a major customer and, subsequently--a growing market demand. This major customer's desire to outsource its delivery operation and related vehicle fleet provided the genesis for the formation of the new business venture, Peritas, LLC, a Delaware Limited Liability Company ("Peritas"). Peritas was initially formed and owned by MCG Global, LLC. The founder and principal of MCG Global LLC is Vincent Wasik, the Chairman of the Board and CEO of the Company. MCG established Peritas to accommodate the Company's need for the Peritas services pending a new owner. Neither MCG nor Mr. Wasik has received any revenue, compensation or benefit from short-term ownership or management of Peritas. The business of Peritas is to rent delivery vehicles to independent contractors who perform services for the Company and other companies. The Company provided for the initial purchase of $799,000 of customer vehicles, for Peritas, with an offset against account receivable balances due from the aforementioned customer. Peritas reimbursed the Company for the full amount of the purchase price during August 2004. Additional vehicles purchases amounting to $854,000 have been subsequently made by the Company on behalf of Peritas and repaid.

   During the second quarter of fiscal 2005 THLee Venture Partners, a major investor in and related party to the Company purchased 100% of Peritas from MCG Global for no compensation or consideration. THLPV currently guarantees Peritas' $3 million letters of credit obligations with Comerica Bank-Texas. On May 25, 2004, the Company and Peritas entered into an Agency Agreement whereby the Company acts as an agent for Peritas for the purposes of vehicle rentals. The term of the Agency Agreement is for twelve months. The services performed by the Company under the Agency Agreement include renting the vehicles to independent contractors, maintenance of the vehicles, collecting the rental fees and delivering the fees to Peritas. Under the Agency Agreement, the Company receives a 10% commission of all rental revenues and a reimbursement of any vehicle-related expenses. As of October 31, 2004, the Company has collected rental revenues of approximately $343,305 and received commissions of approximately $34,331. The Company's Audit Committee approved the business relationship between the Company and Peritas.

Amended and Restated Loan and Security Agreement

   The Company and all of its subsidiaries entered into an Amended and Restated Loan and Security Agreement with Fleet Capital Corporation ("Fleet") and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. (the "Lenders"), dated as of November 26, 2003, which was amended four times (as amended, the "Loan Agreement"). Fleet Capital Corporation served as agent to the loan. The Loan Agreement contemplates that THLPV will maintain a letter of credit issued by Comerica Bank-Texas in the original face amount of $7,100,000 in favor of Fleet as agent (the "First Letter of Credit"), to be drawn down upon certain events of default. The amount required for this First Letter of Credit is reduced upon certain circumstances, including upon capital contributions by the Company to its subsidiaries, which are the creditors under the Loan Agreement. In January 2004, in order to obtain certain waivers and consents from the Company's Lenders, THLPV agreed to maintain an additional letter of credit issued by Comerica Bank-Texas in the original face amount of $7,500,000 in favor of Fleet as agent (the "Second Letter of Credit"), to be drawn down upon certain events of default. The amount required for the Second Letter of Credit is also reduced upon certain circumstances, including upon capital contributions by the Company to its subsidiaries. As an inducement for Fleet and Merrill Lynch Capital to enter into the Fourth Amendment to the Loan Agreement, the Company further agreed to provide an additional letter of credit in the original face amount necessary to at least maintain the availability for additional loans under the Loan Agreement at $0 from Comerica Bank-Texas in favor of Fleet as agent (the "Third Letter of Credit"), to be drawn down upon certain events of default. In addition, THLPV entered into a Capital Contribution Agreement on July 1, 2004, whereby it will pay the Company the difference, or guarantee a letter of credit to be drawn down to pay the Company the difference, should the availability for additional loans under the Loan Agreement be less than $0, to maintain that availability at $0, subject to a maximum of payment or guarantee of $2,875,000 minus previous capital contributions and letters of credit guarantees by it since July 9, 2004. This obligation of THLPV to maintain the availability at $0 may be terminated at any time by providing notice to Fleet and upon such termination, THLPV has agreed to deposit $1,950,000 with the Company to be used to fund, for a 30-day period, all of the Company's subsidiaries' operations on a going concern basis in a manner consistent with those subsidiaries' historical performance. Finally, the Company also agreed that it will conduct weekly conference calls with an outside consultant, the Company's Chief Financial Officer and a representative of THLPV to discuss the Company's business operation and financial prospects.

                                  PROPOSAL 16
TO APPROVE AMENDING THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO PROVIDE FOR MANDATORY CONVERSION INTO COMMON STOCK OF EACH SERIES OF OUR OUTSTANDING PREFERRED STOCK UPON CONVERSION OF 100% OF SERIES B PREFERRED STOCK INTO COMMON STOCK

   The Company's Amended and Restated Certificate of Incorporation, including the certificates of designation for the Series G Preferred and the Series H Preferred, currently do not provide for any mandatory conversion of any series of the Company's Preferred Stock. As part of the Series M Private Placement, it is contemplated that all of the shares of the Company's outstanding Preferred Stock and all of the shares of the Preferred Stock contracted to be issued on the Closing Date of the Series M Private Placement will be converted to Common Stock shortly after the Closing Date. The execution by stockholders holding at least two-thirds of each class of the Company's then outstanding Preferred Stock and the execution by purchasers of at least two-thirds of each class of the Company's Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred, of voting agreements consenting to the amendment to each class's certificate of designation to provide for a mandatory conversion into Common Stock upon a conversion of 100% of the shares of the Series B Preferred into Common Stock was a condition to the closing of the Series M Private Placement. The holders of all of the Series B Preferred has also agreed to convert all of the Series B Preferred into Common Stock immediately after stockholder approval of this Proposal 16 and certain other proposals of this Proxy Statement.

   On December 20, 2004, in conjunction with approving the Series M Private Placement, the Company's Board of Directors approved an amendment to the Company's Amended and Restated Certificate of Incorporation to insert three new Sections 5H into the Company's Certification of Incorporation, Exhibit A of the Certificate of Designation of Series G Preferred and Exhibit A of the Certificate of Designation of Series H Preferred. This Section 5H shall provide that upon conversion of 100% of the Series B Preferred into Common Stock, the pertinent Preferred Stock governed by that section shall also be 100% mandatorily converted into Common Stock at the then current conversion price of that Preferred Stock.

   If this Proposal 16 is approved, the following amendments shall be effectuated:

  . the Amended and Restated Articles of Incorporation shall be amended to include the following new Section 5H at the end of Article IV(D)(5):

     "5H. Drag Along Right. In the event that all of the then outstanding Series B Preferred Stock is converted pursuant to Section 5 hereof, upon such conversion of the Series B Preferred Stock, all of the then outstanding Initially Designated Preferred Stock, (including, without limitation, any Initially Designated Preferred Stock acquired as the result of the exercise of any outstanding warrants to purchase such series of preferred stock) shall be converted automatically into shares of Conversion Stock, and the holders of Initially Designated Preferred Stock shall surrender all of their stock certificates representing any Initially Designated Preferred Stock in exchange for certificates representing the number of shares of Conversion Stock then issuable upon conversion of any such series of Initially Designated Preferred Stock in accordance with this Section 5."

  . Exhibit A to the Series G Convertible Preferred Stock Certificate of Designations shall be amended to include the following new Section 5H at the end of Section 5:

     "5H. Drag Along Right. In the event that all of the then outstanding Series B Preferred Stock is converted pursuant to Article IV.D.5. of the Charter, upon such conversion of the Series B Preferred Stock, all of the then outstanding Series G Preferred Stock shall be converted automatically into shares of Conversion Stock, and the holders of Series G Preferred Stock shall surrender all of their stock certificates representing Series G Preferred Stock in exchange for certificates representing the number of shares of Conversion Stock then issuable upon conversion of such series of Series G Preferred Stock in accordance with this Section 5."

  . Exhibit A to the Series H Convertible Preferred Stock Certificate of Designations shall be amended to include the following new Section 5H at the end of Section 5:

     "5H. Drag Along Right. In the event that all of the then outstanding Series B Preferred Stock is converted pursuant to Article IV.D.5. of the Charter, upon such conversion of the Series B Preferred Stock, all of the then outstanding Series H Preferred Stock shall be converted automatically into shares of Conversion Stock, and the holders of Series H Preferred Stock shall surrender all of their stock certificates representing Series H Preferred Stock in exchange for certificates representing the number of shares of Conversion Stock then issuable upon conversion of such series of Series H Preferred Stock in accordance with this Section 5."

Reasons for Amending the Certificate of Incorporation to Provide for Mandatory Conversion

   In addition to meeting the Company's contractual obligations pursuant to the Series M Private Placement, the Board of Directors believes that the expected conversion of all classes of Preferred Stock, other than Series M Preferred, into Common Stock will greatly simplify the capital structure of the Company and increase the Company's attractiveness and flexibility for a variety of corporate purposes, including future additional financings in one or more private placements and/or public offerings, and issuances in connection with potential mergers or acquisitions. The Board of Directors believes that such simplification to its capital structure would facilitate the Company's ability to accomplish business and financial objectives in the future.

   If the proposed amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. We anticipate that such filing will be made promptly after the approval of this Proposal 16 by the stockholders. Upon such filing, and if the other proposals contained in and contemplated by this Proxy Statement are approved and effectuated, the Company expects that it will issued Series I Preferred, Series J Preferred, Series K Preferred, Series L Preferred and Series M Preferred promptly after the Annual Meeting and all classes of the Company's Preferred Stock, other than the Series M Preferred, shall then convert into Common Stock upon the conversion of all of the shares of the Series B Preferred into Common Stock, resulting in the Company having approximately 653,268,768 shares of Common Stock and 284,793,462 shares of Series M preferred outstanding immediately after such issuances and conversion. If the TerraNova Warrant is exercised, the total number of shares of Series M Preferred will be 289,675,636 shares.

Vote Required

   The affirmative vote of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, that are entitled to vote at the Annual Meeting, represented in person or by properly executed proxy, is required to approve this Proposal 16 to amend the Company's Certificate of Incorporation. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred and Series C Preferred, each voting as a separate series, is required to approve this proposal to amend the Company's Certificate of Incorporation. Finally, the affirmative vote of the holders of two-thirds of each of Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred and Series H Preferred, each voting as a separate series, is required to approve the amendment to the Certificate of Incorporation as such amendment pertains to the rights of the respective class of Preferred Stock. The affirmative vote of each class of Preferred Stock is not dependent on, nor does it impact the affirmative vote of any other class of Preferred Stock.

   Under applicable Delaware law, in determining whether these amendments have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 16.

                                  PROPOSAL 17
TO APPROVE AMENDING THE CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE ISSUANCE OF THE SERIES M PREFERRED, THE ADDITIONAL SERIES M NOTES, THE SERIES M PREFERRED ISSUED UPON CONVERSION OF THE ADDITIONAL SERIES M NOTES, THE TERRANOVA WARRANT OR THE SERIES M PREFERRED ISSUED UPON EXERCISE OF THE TERRANOVA WARRANT SHALL NOT HAVE ANY ANTI-DILUTION EFFECT ON ANY SERIES OF THE COMPANY'S OUTSTANDING PREFERRED STOCK

   The Company's Amended and Restated Certificate of Incorporation, including the certificates of designation for the Series G Preferred and the Series H Preferred, currently provide for anti-dilution adjustments to the conversion price of each series of Preferred Stock upon occurrence of certain events (e.g. issuance of stock at below market prices) to prevent dilution of the rights of holders of that series of Preferred Stock. Certain events are specified in the Certificate of Incorporation as events that will not cause an anti-dilution adjustment to the conversion price of the Preferred Stock. These events are defined in the Certificate of Incorporation as "Permitted Issuances."

   The execution by stockholders holding at least two-thirds of each class of the Company's then outstanding Preferred Stock and the execution by purchasers of at least two-thirds of each class of the Company's Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred, of voting agreements consenting to the amendment to each class's certificate of designation to provide that the issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of the Additional Series M Notes, the TerraNova Warrant and the Series M Preferred upon exercise of the TerraNova Warrant shall not have any dilution effect on any series of the Company's outstanding Preferred Stock, was a condition to the closing of the Series M Private Placement.

   On December 20, 2004, in conjunction with approving the Series M Private Placement, the Company's Board of Directors approved an amendment to the Company's Amended and Restated Certificate of Incorporation to insert a new section 5B(iii)(k) into the Company's Certificate of Incorporation. This section 5B(iii)(k) shall provide that the issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of the Additional Series M Notes, the TerraNova Warrant and the Series M Preferred upon exercise of the TerraNova Warrant are "Permitted Issuances" and shall not have any dilution effect on any series of the Company's outstanding Preferred Stock.

   If this Proposal 17 is approved, the following amendment shall be effectuated:

  . the Amended and Restated Articles of Incorporation shall be amended to include the following new Section 5B(iii)(k) at the end of Article IV Section D(5B)(iii):

     "(K) the issuance of Series M Convertible Preferred Stock, par value $0.004 per share ("Series M Preferred"); the issuance of up to $2,000,000 additional principal amount of 6% Convertible Note of the Company (the "Additional Series M Notes"), issued pursuant to the Purchase Agreement, dated December 21, 2004 (the "Series M Purchase Agreement"); the issuance of the Series M Preferred upon conversion of the Additional Series M Notes; the issuance of a warrant to TerraNova Capital for 4,882,174 shares of Series M Preferred (the "TerraNova Warrant"); and the issuance of Series M Preferred upon exercise of the TerraNova Warrant."

   If the proposed amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. We anticipate that such filing will be made promptly after the approval of this Proposal 17 by the stockholders. Upon such filing, and if the other proposals contained in and contemplated by this Proxy Statement are approve and effectuated, the Company expects that it will issued Series I Preferred, Series J Preferred, Series K Preferred, Series L Preferred and Series M Preferred promptly after the Annual Meeting and all classes of the Company's Preferred Stock, other than the Series M Preferred, shall then convert into Common Stock upon the conversion of all of the shares of the Series B Preferred into Common Stock, resulting in the Company having approximately 653,268,766 shares of Common Stock and 284,793,462 shares of Series M preferred outstanding immediately after such issuances and conversion. If the TerraNova Warrant is exercised, the shares of Series M Preferred outstanding will be 289,675,636 shares.

Vote Required

   The affirmative vote of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, that are entitled to vote at the Annual Meeting, represented in person or by properly executed proxy, is required to approve this Proposal 17 to amend the Company's Certificate of Incorporation. Additionally, the affirmative vote of the holders of two-thirds of the Series B Preferred and Series C Preferred, each voting as a separate series, is required to approve this proposal to amend the Company's Certificate of Incorporation. Finally, the affirmative vote of the holders of two-thirds of each of Series B Preferred, Series C Preferred, Series D Preferred, Series F Preferred, Series G Preferred and Series H Preferred, each voting as a separate series, is required to approve the amendment to the Certificate of Incorporation as such amendment pertains to the rights of the respective class of Preferred Stock. The affirmative vote of each class of Preferred Stock is not dependent on, nor does it impact the affirmative vote of any other class of Preferred Stock.

   Under applicable Delaware law, in determining whether these amendments have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 17.

                                  PROPOSAL 18
TO APPROVE THE ISSUANCE OF 513,763,445 SHARES OF COMMON STOCK TO TH LEE PUTNAM VENTURES L.P. AND ITS AFFILIATES UPON THE CONVERSION OF ALL OF THE PREFERRED STOCK HELD BY TH LEE PUTNAM VENTURES L.P. AND ITS AFFILIATES

   As at January 14, 2005, TH Lee Putnam Ventures L.P. and its affiliates own the following shares of the Company's outstanding capital stock and other equity instruments convertible into the Company's Common Stock, that once converted or exercised, would have the associated voting power as follows:

                                                Outstanding Common Stock
                     Capital Stock                Shares    Equivalents
                     -------------              ----------- ------------
        Common Stock...........................     13,500       13,500
        Series B Preferred.....................  2,806,797   24,120,241
        Series C Preferred.....................  2,000,000   11,961,152
        Warrants to Purchase Series C Preferred    825,484    4,936,870
        Series D Preferred.....................  1,017,538   14,873,503
        Warrants to Purchase Series D Preferred    216,533    3,165,095
        Series G Preferred.....................  3,333,333    4,098,358
        Series H Preferred.....................    196,900    9,949,467
                                                 ---------
        Warrants to Purchase Common Stock......  2,461,250    2,461,250
                                                 ---------   ----------
           Total...............................              75,579,436
                                                             ==========

   As at January 14, 2005, TH Lee Putnam Ventures L.P. and its affiliates have contracted to purchase the following shares of the Company's capital stock and other equity instruments convertible into the Company's Common Stock, that if issued on January 14, 2005 and converted or exercised, would have the associated voting power as follows:

                                             Outstanding Common Stock
                     Capital Stock             Shares    Equivalents
                     -------------           ----------- ------------
           Series I Preferred............... 12,643,332  187,401,308
           Series J Preferred...............  6,333,534   77,238,216
           Series K Preferred...............  9,851,466  106,005,735
           Series L Preferred...............  7,000,000   70,000,000
           Series M Preferred............... 27,123,187   27,123,187
           Warrants to Purchase Common Stock  9,677,553    9,677,553
                                             ----------  -----------
              Total.........................             477,445,999
                                                         ===========

   The Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred are all non-voting securities unless and until they are converted into Common Stock. If all of the Proposals presented and contemplated in this Proxy Statement are approved and effectuated, the Company will issue the Series I Preferred, Series J Preferred, Series K Preferred, Series L Preferred, and Series M Preferred promptly after the Annual Meeting. Furthermore, all currently outstanding Preferred Stock and the Series I Preferred, Series J Preferred, Series K Preferred and Series L Preferred will be converted into Common Stock. As a result of the series of transactions contemplated in this Proxy Statement, TH Lee Putnam Ventures L.P. and its affiliates will have beneficial ownership (as defined in Section 16 of the Exchange Act) of 27,123,187 shares of Series M Preferred, 513,763,445 shares of Common Stock, and immediately exercisable warrants to purchase 12,138,803 shares of Common Stock, representing approximately 79.9% of the total voting power of the Company.

   Under NASD Rule 4350(i)(1)(B), Nasdaq-quoted companies must obtain stockholder approval for any issuance of securities that would result in a change of control. If the above mentioned issuance of the Series M Preferred, Common Stock and warrants to TH Lee Putnam Ventures L.P. are construed to result in a change of

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control, the approval sought under this Proposal 18 will be effective to satisfy the required stockholder approval under this NASD rule. We therefore are seeking the approval by our stockholders for the issuance and sale of the Series M Preferred, the Common Stock and the Extension Warrants to satisfy the NASD Rule 4350(i)(1)(B).

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single group, is required to approve this Proposal 18.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL 18.

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                                  PROPOSAL 19
TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT THE COMPANY'S STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING

   The Company's Amended and Restated Certificate of Incorporation currently requires that any action by the stockholders of the Company must be taken at an annual or special meeting of the stockholders and may not be taken by any consent in writing by such stockholders. Article XI of the Company's Amended and Restated Certificate of Incorporation currently reads as follows:

       "On the date any of the Corporation's securities are registered pursuant to Section 12 of the Exchange Act of 1934, as amended, any action required or permitted to be taken by the stockholders of the Corporation must be taken at an annual or special meeting of the stockholders and may not be taken by any consent in writing by such stockholders."

   On December 20, 2004, the Company's Board of Directors approved an amendment to the Company's Amended and Restated Certificate of Incorporation to permit the Company's stockholders to take action by written consent in lieu of a meeting, subject to stockholder approval. If approved by the Company's stockholders, Article XI of the Amended and Restated Certificate of Incorporation of the Company would be removed from the Company's Amended and Restated Certificate of Incorporation.

Reasons for Permitting Stockholder Action by Written Consent


   Delaware law provides that, unless a corporation's certificate of incorporation provides otherwise, any action which could be taken at a meeting of stockholders can be taken without a meeting (and without prior notice or a formal vote), if written consent for that action is obtained from the holders of shares having sufficient voting power to approve the action. However, the Company's Amended and Restated Certificate of Incorporation currently prohibits stockholder action by written consent. The Board of Directors believes that it is beneficial to the Company to have the ability to take action requiring the approval of the stockholders efficiently and without the delay and expense involved in calling a meeting of stockholders. Accordingly, the Board of Directors has determined that it is in the best interest of the Company and its stockholders if the prohibitions on action by written consent are removed from the Company's Amended and Restated Certificate of Incorporation.



   In considering the arguments made above, stockholders should recall that THLPV is the largest beneficial owner of our Common Stock and voting power. If the proposals contained in this proxy statement are approved and effectuated, THLPV and its affiliates shall hold, in the aggregate, approximately 79.9% of the voting power of all our then outstanding voting securities. Furthermore, James G. Brown and Douglas Hsieh who were officers of THLPV are directors of the Company, elected and nominated to our Board of Directors by THLPV. Mr. Hsieh has recently departed THLPV and therefore will not be standing for reelection at the upcoming Annual Meeting, as described in Proposal 1 above.


   Accordingly, the amendments proposed in this Proposal 19 would allow THLPV to render stockholder approval for an action by executing a written consent executed by it without holding a meeting and allowing dissenting stockholders to express their opinions regarding the proposed actions. However, the Exchange Act requires that, following any such action, the Company is required to send each stockholder an information statement describing the action and explaining the reasons why such action was taken, as well as its consequences.

Vote Required

   The affirmative vote of a majority of the voting power of the shares of Common Stock and Prior Preferred, voting together as a single class, that are entitled to vote at the Annual Meeting, represented in person or by properly executed proxy, is required to approve this Proposal 19. Additionally, the affirmative vote of the holders

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of two-thirds of the Series B Preferred and Series C Preferred, each voting as a separate series, is required to approve this proposal. Under applicable Delaware law, in determining whether these amendments have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 19.

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                                  PROPOSAL 20
TO APPROVE THE COMPANY'S 2004 STOCK INCENTIVE PLAN

   On January 13, 2005, the board of directors of the Company adopted the Velocity Express Corporation 2004 Stock Incentive Plan (the "Plan") to be effective upon the Plan's approval by the stockholders of the Company. The following description of the Plan is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as Exhibit D.

Purpose

   The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company. The Plan provides for grants consisting of options, including options intended to qualify as incentive stock options, ("Options") for the purchase of shares of the Company's Common Stock, awards of Common Stock, restricted stock, restricted stock units, performance awards and other stock grants (collectively, "Grants"), awards of Stock Appreciation Rights ("SARs"), dividend equivalents ("Dividend Equivalents"), awards of warrants to purchase shares of the Company's Common Stock ("Warrants") and other stock-based awards (Options, Grants, SARs, Warrants and other stock-based awards are each referred to individually as an "Award" and collectively as "Awards"). As of January 13, 2005, the market value, based on the closing price of our Common Stock on the Nasdaq SmallCap Market, of the 5,000,000 shares underlying the Awards issuable under the Plan was $1,450,000.

Number of Shares of Common Stock Subject to the Plan


   The aggregate maximum number of shares of Company Common Stock for which Awards may be issued under the Plan, after the effectuation of Proposal 15 in this Proxy Statement for a reverse stock split on a ratio of one-to-fifty, is 5,000,000, subject to adjustment as described in the Plan (and in the section below titled "Adjustments on Changes in Capitalization"). Shares of Company Common Stock to be issued under the Plan may be either authorized but unissued shares of Company Common Stock or shares of Company Common Stock re-acquired and held in treasury. Notwithstanding the foregoing (i) the number of shares of Company Common Stock available for granting incentive stock options under the Plan shall not exceed 1,000,000 subject to adjustment described in the Plan (and in the section below titled "Adjustments on Changes in Capitalization") and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of shares of Company Common Stock available for granting restricted stock and restricted stock units shall not exceed 4,000,000, subject to adjustment as described in the Plan (and in the section below titled "Adjustments on Changes in Capitalization").


Administration

   The Plan is administered by a committee of directors of the Company designated by the board of directors, which shall initially be the Company's compensation committee. The committee shall be comprised of not less than such number of directors as shall be required to permit Grants granted under the plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the committee will be a non-employee director.

   Subject to the express provisions of the Plan and to applicable law, the committee shall have full power and authority to: (i) designate Eligible Persons (as defined in the paragraph below) to be granted an Award under the Plan ("Participants"); (ii) determine the type or types of Awards to be granted to each Eligible Person under the Plan; (iii) determine the number of shares of Company Common Stock to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or any written agreement, contract or other instrument or document evidencing any Award granted under the Plan ("Award Agreement"); (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash,

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shares of Company Common Stock, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Company Common Stock, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the committee (provided, however, that the par value of any shares of Company Common Stock and restricted stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance); (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person (as defined below) and any holder or beneficiary of any Award. In addition, the board of directors may, at any time and from time to time, without any further action of the committee, exercise the powers and duties of the committee under the Plan.

Eligibility

   Any employee, officer, consultant, independent contractor or director providing services to the Company or any affiliate of the Company (each an "Eligible Person") is eligible to receive Awards under the Plan. In determining which Eligible Persons shall receive an Award and the terms of any Award, the committee may take into account the nature of the services rendered by the respective Eligible Persons, his or her present and potential contributions to the success of the Company or such other factors as the committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an incentive stock option may only be granted to full-time or part-time employees (which includes, without limitation, officers and directors who are also employees), and an incentive stock option shall not be granted to an employee of an affiliate unless such affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision. If the Plan were in effect, the individuals listed in Proposal 13 would have received Awards under the Plan for the same amount as the Compensation Warrants instead of the Compensation Warrants.

Term of the Plan

   The Plan is effective upon its approval by the stockholders of the Company. No Awards may be granted under the Plan on or after ten years from the date of board approval of the Plan.

Options

   The Plan authorizes grants of Options, including Options that are intended to qualify as "incentive stock options," as defined under Section 422 of the Code ("ISOs") and options that are not intended to so qualify ("Non-Qualified Stock Options"). Each Option granted under the Plan will be a Non-Qualified Stock Option unless the Option is specifically designated at the time of grant as an ISO.

   The price at which shares of Company Common Stock may be purchased upon exercise of an Option (the "Option Price") will be fixed by the committee at the time of grant. The Option Price of each ISO will be at least 100% of the fair market value of a share of the Company's Common Stock on the date the Option is granted, provided, however, that, in the case of the grant of an ISO to an Eligible Person who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its affiliates, the purchase price per share of Company Common Stock purchasable under an ISO shall be not less than 110% of the fair market value of a share of the Company's Common Stock on the date of grant of the ISO. The committee will not grant ISOs in which the aggregate fair market value of the shares of Common Stock (determined as of the time the ISO is

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granted) with respect to which ISOs are exercisable for the first time by any
Eligible Person during any calendar year (under the Plan and all other plans of the Company and its affiliates) shall exceed $100,000.

   The term of each Option is fixed by the committee at the time of grant. Unless sooner exercised, all ISOs shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an ISO to an Eligible Person who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its affiliates, such ISO shall expire and no longer be exercisable no later than 5 years from the date of grant.

Stock Appreciation Rights

   The committee is authorized to grant SARs to Eligible Persons subject to the terms of the Plan. Each SAR granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the committee, cash or a number of shares of Company Common Stock equal to the excess of (a) the fair market value of one share of Company Common Stock on the date of exercise (or, if the committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the SAR as determined by the committee, which grant price shall not be less than 100% of the fair market value of one share of Company Common Stock on the date of grant of the SAR. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any SAR shall be as determined by the committee.

Restricted Stock and Restricted Stock Units

   The committee is authorized to grant restricted stock and restricted stock units to Eligible Persons subject to the terms of the Plan. Shares of restricted stock and restricted stock units will be subject to such restrictions as the committee may impose (including without limitation, a restriction on or prohibition against the right to receive any dividend or other property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the committee may deem appropriate. Any restricted stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Eligible Person and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of restricted stock.

Performance Awards

   The committee is authorized to grant performance awards to Eligible Persons subject to the terms of the Plan. A performance award granted under the Plan
(i) may be denominated or payable in cash, shares of Company Common Stock (including, without limitation, restricted stock and restricted stock units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award shall be determined by the committee.

Dividend Equivalents

   The committee is authorized to grant dividend equivalents to Eligible Persons under which the Eligible Person shall be entitled to receive payments (in cash, shares of Company Common Stock, other securities, other Awards or other property as determined in the discretion of the committee) equivalent to the amount of cash dividends paid by the Company to holders of shares of Company Common Stock with respect to a number of

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

shares of Company Common Stock determined by the committee. Subject to the terms of the Plan, such dividend equivalents may have such terms and conditions as the committee shall determine.

Other Stock Grants

   The committee is authorized, subject to the terms of the Plan, to grant to Eligible Persons shares of Company Common Stock without restrictions thereon as are deemed by the committee to be consistent with the purpose of the Plan.

Warrants

   The committee is authorized, subject to the terms of the Plan, to grant to Eligible Persons warrants without restrictions thereon as are deemed by the committee to be consistent with the purpose of the Plan.

Other Stock-Based Awards

   The committee is authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Company Common Stock (including, without limitation, securities convertible into shares of Company Common Stock), as are deemed by the committee to be consistent with the purpose of the Plan. Any such shares of Company Common Stock or other securities granted shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, shares of Company Common Stock, other securities, other Awards or other property or any combination thereof), as the committee shall determine, the value of which consideration, as established by the committee, shall not be less than 100% of the fair market value of such shares of Company Common Stock or other securities as of the date such purchase right is granted.

Adjustments on Changes in Capitalization

   In the event that the committee shall determine that any dividend or other distribution (whether in the form of cash, shares of Company Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Company Common Stock or other securities of the Company or other similar corporate transaction or event affects shares of Company Common Stock such that an adjustment is determined by the committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Company Common Stock (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of shares of Company Common Stock (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of shares of Company Common Stock covered by any Award or to which such Award relates shall always be a whole number.

Change of Control

   In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Common Stock or other securities of the Company or any other similar corporate or transaction or event, or in the event the Company enters into a written agreement to undergo such a transaction or event, the committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock to be received or to be received by other stockholders of the Company in such event.

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Withholding of Taxes

   In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares of Company Common Stock otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes or
(ii) delivering to the Company shares of Company Common Stock other than shares of Company Common Stock issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Certain Federal Income Tax Aspects of the Plan

   The following is a summary of the principal U.S. federal income tax consequences generally applicable to Awards under the Plan.

   Options and SARs. The grant of an Option or SAR should not result in any taxable income for the recipient. The holder of an ISO generally will have no taxable income upon exercising the ISO (except that an alternative minimum tax liability may result), and the Company will not be entitled to a tax deduction when an ISO is exercised. Upon exercising a Non-Qualified Stock Option, the optionholder must recognize ordinary income equal to the excess of the fair market value of the shares of Company Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon the exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Company Common Stock received are taxable to the recipient as ordinary income, and are deductible by the Company.

   The tax consequence to an optionholder upon a disposition of shares of Company Common Stock acquired through the exercise of an Option will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a Non-Qualified Stock Option or SAR. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an Option. However, the Company may be entitled to a tax deduction in the case of a disposition of shares acquired pursuant to an ISO before the applicable ISO holding periods set forth in the Code have been satisfied.

   Other Awards. For other Awards granted under the Plan that are payable in cash or shares of Company Common Stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an Award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Company Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of Company Common Stock by the holder of the Award. The Company will be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

   For an Award that is payable in shares of Company Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of Company Common Stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of Company Common Stock by the holder. The Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

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   Special Rules.  Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of Company Common Stock received pursuant to the exercise of an Option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period.

   Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's other four most highly compensated executive officers. However, "qualified performance-based qualified compensation" is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more "outside directors," (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation's shareholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

   The Plan has been designed to permit grants of Options and SARs issued under the Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a Non-Qualified Stock Option or an SAR may be exempt from $1,000,000 deduction limit. Grants of other Awards under the Plan may not so qualify for this exemption. The Plan's provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants Options or SARs consists exclusively of members of the board of directors of the Company who qualify as "outside directors," and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of Common Stock to which such grants relate, the compensation income arising on exercise of those Options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

Vote Required

   The affirmative vote of holders of a majority of the voting power of the shares of Company Common Stock and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single group, is required to adopt the Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 20.

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                             STOCKHOLDER PROPOSALS

   We expect to hold our Annual Meeting of Stockholders for the years 2003 and 2004 on or around February 14, 2005. If a stockholder of the Company wishes to present a proposal for consideration for inclusion in the proxy materials for the Annual Meeting of Stockholders for the years 2003 and 2004 , the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Velocity Express Corporation, at One Morningside Drive North, Building B--Suite 300, Westport, Connecticut 06880, Attention:
Wesley C. Fredenburg, no later than October 18, 2004. All proposals must conform to the rules and regulations of the SEC.

   Under SEC rules, if a stockholder notifies the Company of his or her intent to present a proposal for consideration at the Annual Meeting of Stockholders for the years 2003 and 2004 after October 18, 2004, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                              PROXY SOLICITATION

   The cost of soliciting these proxies, consisting of the printing, handling, and mailing of the proxy statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure that there is a quorum present at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone or in person. These persons will receive no extra compensation for their services.

                                 OTHER MATTERS

   The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy will vote in accordance with their best judgment as to the best interests of the Company.

                      DOCUMENTS INCORPORATED BY REFERENCE

   A copy of the 2004 Annual Report to Stockholders of the Company accompanies this proxy statement, which 2004 Annual Report includes a copy of the Company's Annual Report on Form 10-K (without exhibits) for fiscal year 2004 and the Company's Quarterly Report on Form 10-Q for the quarter ended October 2, 2004. The audited financial statements for the year ended July 3, 2004, the unaudited financial statements for the quarter ended October 2, 2004, and the other financial information in our 2004 Annual Report to Stockholders are incorporated herein by this reference. Furthermore, the sections titled "Management's Discussion and Analysis" and "Quantitative and Qualitative Disclosures About Market Risk" in our 2004 Annual Report to Stockholders and the section titled "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" in our 2004 Annual Report to Stockholders are also incorporated herein by this reference. However, no other parts of the 2004 Annual Report to Stockholders or our Quarterly Reports are incorporated by reference herein and should not be considered proxy soliciting material.

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                          ANNUAL REPORT ON FORM 10-K

   The Company will furnish to any person whose proxy is being solicited any exhibit described in the exhibit list in the Annual Report to Stockholders, upon payment, in advance, of fees based upon the Company's reasonable expenses in furnishing such exhibit(s). The Company will also furnish to any person whose proxy is being solicited the form of stock purchase agreements, certificates of designation and registration rights agreements of the Series I Preferred, the Series J Preferred and the Series K Preferred, without charge, upon written or oral request. Please submit your request to:

          Velocity Express Corporation
          One Morningside Drive North
          Building B--Suite 300
          Westport, Connecticut 06880
          Attention: Wesley C. Fredenburg,
          Telephone: (612) 492-2400

   You may also view or obtain a copy of our 2004 Annual Report on Form 10-K and our other filings on the SEC's website at http://www.sec.gov.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Vincent A. Wasik

                                          Vincent A. Wasik
                                          Chairman of the Board
                                          Chief Executive Officer

Westport, Connecticut

January 31, 2005

                                                                      EXHIBIT A

                         VELOCITY EXPRESS CORPORATION
                         NOMINATING COMMITTEE CHARTER

Purpose of Committee

   The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Velocity Express Corporation, a Delaware corporation (the "Company") is to identify and recommend individuals qualified to become members of the Board.

Committee Membership

   The Committee shall consist of three or more members of the Board, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent" under the rules of the Securities and Exchange Commission (the "SEC rules") and The Nasdaq Stock Market, Inc. (the "NASDAQ rules"). The members of the Committee shall be appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

   The Board shall designate one member of the Committee as its chair. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chair, with further meetings to occur or actions to be taken by unanimous written consent when deemed necessary or desirable by the Committee or its chair. The Committee shall report to the Board on a regular basis and not less than once a year.

Committee Duties and Responsibilities

   The following are the duties and responsibilities of the Committee:

   1. Criteria.

  . Develop qualification criteria for Board members and evaluate candidates in accordance with established criteria.

  . Directors are expected to be able to exercise their best business judgment when acting on behalf of the Company and its stockholders, act ethically and adhere to the Company's Business Code of Conduct and Ethics.

  . The Committee will strive to ensure that at least one director meets the criteria for an "audit committee financial expert" as defined by the SEC rules and that the majority of the directors comprising the Board meet the definition of "independent director" under the NASDAQ rules.

  . The Committee shall take into consideration such factors as it deems appropriate to evaluate candidates, subject to the Company's obligations under its Certificate of Incorporation, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, the interplay of the candidate's experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and any other factors that the Committee believes to be in the best interests of the Company and its stockholders.

  . Other than the factors described above, there shall be no specific, minimum qualifications for director nominees.

   2. Sources of Candidates.

  . The Committee may consider candidates proposed by management, directors, stockholders or any other source such as, for example, a search firm.

  . Stockholders desiring to submit a candidate may do so by sending the following information to the Committee c/o Corporate Secretary at the address indicated on the Notice of Annual Meeting of Stockholders:

      (1) name and age of the candidate;

      (2) a brief biographical sketch of the candidate along with the candidate's resume;

      (3) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director if elected; and

      (4) any other information relating to the candidate that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

  . Stockholders submitting a candidate for consideration must also provide the following information:

      (1) their names and addresses of record;

      (2) the number of shares of common stock of the Company which are owned beneficially or of record by them;

      (3) a description of all arrangements or understandings between the stockholders and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholders;

      (4) a representation by them that they are a holders of record of stock of the Company entitled to vote at such meeting and that they intend to appear in person or by proxy at the meeting to nominate the person or persons named in their notice;

      (5) any other information relating to the stockholders that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

      (6) whether they consent to their identification as those that recommended the candidate.

  . To ensure that the Committee has sufficient time to evaluate the candidate nominated by the stockholders, the stockholders must deliver notice of the nomination and the above information by:

      (1) in the case of an annual meeting of stockholders, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the Company did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year's annual meeting, the notice must be received a reasonable time before the Company begins to print and mail its proxy materials; and

      (2) in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before the Company begins to print and mail the proxy materials.

   3. Evaluation and Recommendations.

  . The Committee shall make a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate's willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Committee. This information is evaluated against the criteria set forth above and the Company's specific needs at that time.

  . Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Committee determines which candidate(s) to recommend to the Board to submit for election at the next annual meeting. When making its recommendation to the Board, the Committee shall identify the source of the nomination for inclusion in the Company's proxy materials.

  . The Committee shall use the same process for evaluating all candidates, regardless of the original source of the candidate.

   4. Charter.

  . The Committee shall review and reassess periodically the adequacy of this Charter and recommend any proposed changes to the Board for approval.

   5. Other.

  . The Committee shall perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of candidates to the Board and the Committee members.

Performance Evaluation

   The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation shall also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chair of the Committee or any other member of the Committee designated by the Committee to make this report.

Delegation to Subcommittee

   The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

   The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel, search firms and other experts or consultants as it deems appropriate, without seeking approval of the Board or management.

Adoption of Charter

   This Charter was originally adopted by the Board in October 2004.

                                                                      EXHIBIT B

 IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING: SIGNIFICANT REPRESENTATIONS
                            ARE CALLED FOR HEREIN.

                         Velocity Express Corporation

                           STOCK PURCHASE AGREEMENT

Velocity Express Corporation
7803 Glenroy Road, Suite 200
Bloomington, Minnesota 55439

Ladies and Gentlemen:

   THIS STOCK PURCHASE AGREEMENT (the "Purchase Agreement"), made effective
this      day of August, by and between Velocity Express Corporation, a
Delaware corporation (the "Company"), and           , a resident of           .

   1. (a) The Company agrees to sell to the undersigned, and the undersigned
agrees to purchase from the Company,        shares of the Company's Series K
Convertible Preferred Stock, par value $0.004 per share (the "Shares" or "Series K Preferred") for the subscription price per Share listed in paragraph 1(b) below. The rights and preferences of the Shares are set forth in the Certificate of Designation of Preferences and Rights of Series K Convertible Preferred Stock as set forth in Appendix A attached hereto. The undersigned acknowledges that this subscription is contingent upon acceptance in whole or in part by the Company and upon shareholder approval of (i) the issuance of the Series K Preferred Stock and (ii) the amendment of the Company's Certificate of Incorporation to increase the number of shares authorized for issuance to 760,000,000 shares, of which 700,000,000 shares are Common Stock and 60000,000 shares are Preferred Stock, at a meeting of the Company's shareholders or by written consent. Concurrent with the delivery of this Agreement, the undersigned has delivered cash or a check or wire transfer to the Company in
the amount of $       for payment of the full purchase price of the Shares.

      (b) Subject to the Board of Directors of the Company varying the purchase price per share of the Series K Preferred if they deem such action necessary or appropriate to obtain sufficient funding for the Company, the Series K Preferred Purchase Price shall be $1.50 per Share;

      (c) The Company and the undersigned agrees that if the shareholder approval specified in paragraph 1(a) above is not achieved, the Company will return to the undersigned, without interest or deduction, any Purchase Price tendered by the undersigned for the purchase of the Series K Preferred.

   2. The undersigned acknowledges and represents as follows:

      (a) That the undersigned has had an opportunity to carefully review the Company, has had the opportunity to conduct due diligence on the Company, has had the opportunity to review its public filings with the Securities and Exchange Commission and has reviewed the Risk Factors, attached hereto as Appendix B, relating to the Company (the "Company Materials"), and all documents delivered therewith or reasonably requested by the undersigned;

      (b) That the undersigned is able to bear the economic risk of the investment in the Shares;

      (c) That the undersigned has knowledge and experience in financial and business matters, that the undersigned is capable of evaluating the merits and risks of the prospective investment in the Shares and that the undersigned is able to bear such risks.

      (d) That the undersigned understands an investment in the Shares is highly speculative but believes that the investment is suitable for the undersigned based upon the investment objectives and financial needs of the undersigned, and has adequate means for providing for his, her or its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

      (e) That the undersigned has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review such documents as the undersigned may have requested in writing) and has utilized such access to the satisfaction of the undersigned for the purpose of obtaining information in addition to, or verifying information included in, the Company Materials;

      (f) That the undersigned recognizes that the Shares, are an investment, involve a high degree of risk, including, but not limited to, the risks described in the Company Materials;

      (g) That the undersigned realizes that (i) the purchase of Shares is a long-term investment; (ii) the purchasers of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and, therefore, cannot be sold unless they are subsequently registered under the Act, or an exemption from such registration is available; and (iii) the transferability of the Shares is restricted, and
   (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraph 3 below, and (C) will be further restricted by a legend placed on the certificate(s) representing the Shares stating that the Shares have not been registered under the Act and referring to the restrictions on transferability of the Shares, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability;

      (h) That the undersigned is a bona fide resident of, and is domiciled in, the state or country listed in the Recital to this Agreement and that the Shares are being purchased solely for the beneficial interest of the undersigned and not as nominee, for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 4 of this Purchase Agreement;

      (i) That pending shareholder authorization specified in paragraph 1(a) above, the Purchase Price received by the Company pursuant to this Purchase Agreement and other stock purchase agreements for the subscription of the Series K Preferred shall be used for the general corporate purposes of the Company and will not be held in a segregated account;

      (j) That there is no minimum amount for the Company's offering of the Series K Preferred and that there can be no assurance that the offering of the Series K Preferred will result in a total proceeds to the Company of any set amount; and

      (k) That the undersigned constitutes an accredited investor as defined in Rule 501(a) under the Securities Act of 1933.

   3. The undersigned has been advised that the Shares are not being registered under the Act or any other securities laws pursuant to exemptions from the Act and such laws, and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations to the Company as contained herein. The undersigned represents and warrants that the Shares are being purchased for his, her or its own account and for investment and without the intention of reselling or redistributing the same, that he, she or it has made no agreement with others regarding any of such Shares and that his, her or its financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to his, her or its foregoing intentions, he, she or it should later desire to dispose of or transfer any of such Shares in any manner, he, she or it shall not do so without first obtaining (a) the opinion of counsel designated by the Company that such proposed disposition or transfer lawfully may be made without the registration of such Shares for such purpose pursuant to the Act, as then in effect, and any other applicable securities laws, or (b) such registrations (it being expressly understood that the Company shall not have any obligation to register the Shares for such purpose).

      The undersigned agrees that the Company may place a restrictive legend on the certificate(s) representing the Shares, containing substantially the following language:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND WITHOUT REGISTRATION UNDER ANY OTHER SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS CONTAINED IN THE ACT AND SUCH LAWS. NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. FURTHER, THESE SECURITIES ARE SUBJECT TO LIMITATIONS ON CONVERTIBILITY AS SET FORTH IN THE STOCK PURCHASE AGREEMENT APPLICABLE TO THE ISSUANCE OF THESE SECURITIES AND THE CERTIFICATE OF DESIGNATION OF THOSE SECURITIES.

      The undersigned agrees and consents that the Company may place a stop transfer order on the certificate(s) representing the Shares to assure the undersigned's compliance with this Agreement and the matters referenced above.

      The undersigned agrees to save and hold harmless, defend and indemnify the Company and its directors, officers and agents from any claims, liabilities, damages, losses, expenses or penalties arising out of any misrepresentation of information furnished by the undersigned to the Company in this Agreement.

   The undersigned understands that the Company at a future date may file a registration or offering statement (the "Registration Statement") with the Securities and Exchange Commission to facilitate a public offering of its securities. The undersigned agrees, for the benefit of the Company, that should an underwritten public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the Lock Up Period as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially held by the undersigned during the Lock Up Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Shares beneficially held by the undersigned during the Lock Up Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "Lock Up Period" shall mean the lesser of (x) 240 days or (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company's securities. The Lock Up Period shall commence on the effective date of the Registration Statement.

   The undersigned has read and executed the Registration Rights Agreement in the form appended hereto as Appendix C. The undersigned agrees that, notwithstanding any registration rights granted under the Registration Rights Agreement, the undersigned will not be entitled to any registration rights, whether by demand, piggyback or otherwise, until the shareholder approval of (i) the issuance of the Series K Preferred Stock and (ii) the amendment of the Company's Certificate of Incorporation to increase the number of shares authorized for issuance to 760,000,000 shares, of which 700,000,000 shares are Common Stock and 60,000,000 shares are Preferred Stock, at a meeting of the Company's shareholders or by written consent has been obtained.

   4. NASD Affiliation. The undersigned is affiliated or associated, directly or indirectly, with a National Association of Securities Dealers, Inc. ("NASD") member firm or person.

                                    Yes                       No

                                    If yes, list the affiliated member firm or person:
                                    ______
                                    ______

               Your relationship to such member firm or person:
               _________________________________________________
               _________________________________________________

   5. Entities. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

      A. The undersigned was not organized for the specific purpose of acquiring securities of the Company; and

      B. This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

   6. The undersigned agrees that he/she or it shall not disclose either the existence, the contents or any of the terms and conditions of this Purchase Agreement to any other person.

   7. Miscellaneous.

      A. Manner in which title is to be held: (check one)

                                 ____Individual Ownership

                                 ____Joint Tenants with Right of Survivorship*

                                 ____Partnership*

                                 ____Tenants in Common*

                                 ____Corporation

                                 ____Trust

                                 ____Other

                                 _________________________________describe)

      B. The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

      C. This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict of law provisions.

      D. The undersigned agrees to furnish to the Company, upon request, such additional information as may be deemed necessary to determine the undersigned's suitability as an investor.

                                SIGNATURE PAGE

                       Dated: August   , 2004


                       -------------------------------
                       Signature


                       -------------------------------
                       Name Typed or Printed


                       -------------------------------
                       Residence Address


                       -------------------------------

                       -------------------------------
                       City, State, Country and Zip Code


                       -------------------------------
                       Mailing Address


                       -------------------------------

                       -------------------------------
                       City, State, Country and Zip Code


                       -------------------------------
                       Tax Identification or Social
                       Security Number


                       -------------------------------
                       Phone Number (home)


                       -------------------------------
                       Phone Number (work)


                       -------------------------------
                       Fax Number


                       -------------------------------
                       E-mail Address

                           CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed by an entity.)

   I,                     , am the           ,                  (the "Entity").

   I certify that I am empowered and duly authorized by the Entity to execute
and carry out the terms of the Stock Purchase Agreement, dated           ,
200 , by and between Velocity Express Corporation and the Entity to purchase and hold the Shares, and certify further that the Stock Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

   IN WITNESS WHEREOF, I have set my hand this            day of           ,
200  .

                                                  -----------------------------
                                                  (Signature)

                                                  -----------------------------
                                                  (Title)

                                                  -----------------------------
                                                  (Please Print Name)

                           ACCEPTANCE BY THE COMPANY

   Velocity Express Corporation hereby accepts the foregoing subscription to
the extent of        Shares and shall issue such Shares upon shareholder
approval of (i) the issuance of the Series K Preferred Stock and (ii) the amendment of the Company's Certificate of Incorporation to increase the number of shares authorized for issuance to 500,000,000 shares, of which 425,000,000 shares are Common Stock and 75,000,000 shares are Preferred Stock, at a meeting of the Company's shareholders.

                                               Velocity Express Corporation

                                               By.
                                                   -----------------------------
                                                   Wesley C. Fredenburg
                                                   General Counsel and Secretary

                                  APPENDIX A

                          Certificate of Designation

                         VELOCITY EXPRESS CORPORATION
            CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS OF
                     SERIES K CONVERTIBLE PREFERRED STOCK

   Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned corporation certifies the following and adopts the attached certificate of designation:

FIRST:  The name of the corporation is Velocity Express Corporation (the "Corporation").

SECOND: Pursuant to the authority vested in the Board of Directors by this Corporation's Amended and
        Restated Certificate of Incorporation, as amended to date, the Board of Directors by unanimous written consent did adopt on June 30, 2004 without shareholder action, the following resolutions, authorizing the creation and designation of a series of preferred stock designated as Series K
        Convertible Preferred Stock as set forth in Exhibit A attached hereto:

        RESOLVED, that, in order to comply with and fulfill its obligations under certain stock purchase agreements for the Series K Convertible Preferred Stock (the "Stock Purchase Agreements"), the
        Corporation will be required to file a Certificate of Designation, in order to designate a new class or series of its authorized preferred shares as set forth on Exhibit A to these consent resolutions (the
        "Certificate"); and

        RESOLVED FURTHER, that the Board of Directors, acting under authority of the Corporation's
        Amended and Restated Certificate of Incorporation, as amended, and the General Corporate Law of the State of Delaware, hereby approves and adopts the Certificate; and

        RESOLVED FURTHER that, in the manner required by law and by the Corporation's Amended and Restated Certificate of Incorporation, as amended, the appropriate officers of the Corporation be and they hereby are authorized and directed to cause to be prepared, and to execute, and to file with the Secretary of State of the State of Delaware the Certificate.

   In witness whereof, this Certificate of Designation of Series K Convertible Preferred Stock is hereby executed on behalf of the Corporation this 30 day of June, 2004.

                                                  Velocity Express Corporation

                                                  -----------------------------
                                                  Wesley C. Fredenburg,
                                                  General Counsel and Secretary

                                   Exhibit A

               VELOCITY EXPRESS CORPORATION (THE "CORPORATION")
                  SERIES K CONVERTIBLE PREFERRED STOCK TERMS

                       ARTICLE I DESIGNATION AND AMOUNT.

   The number of authorized shares of Series K Convertible Preferred Stock, par value $0.004 per share (the "Series K Preferred Stock"), shall be 16,700,000.

                             ARTICLE II DIVIDENDS.

   In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property), other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of Series K Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of shares of the Series K Preferred Stock which are convertible into shares of Common Stock had all such shares of the outstanding Series K Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                      ARTICLE III LIQUIDATION PREFERENCE.

   Upon liquidation, dissolution and winding up of the Corporation (whether voluntary or involuntary) (a "Liquidation Event"), the Corporation shall pay to the holders of the Series K Preferred Stock (unless otherwise provided for in the resolution or resolutions creating such stock) the aggregate Liquidation Value attributable to such shares (each, a "Share") plus any accrued but unpaid dividends thereon. If upon any such Liquidation Event, the Corporation's assets to be distributed among the holders of the Junior Securities, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock and the Series K Preferred Stock are insufficient to permit payment to such holders of the aggregate amount of their respective liquidation preference pursuant to the Corporation's Amended and Restated Certificate of Incorporation, as amended from time to time (the "Charter"), as applicable, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed in accordance with the priorities set forth in Article IV, Section 3 of the Charter, with the Series K Preferred Stock ranking parri passu with the Series D, F, G, H, I and J Preferred Stock and prior to the Series B and C Preferred Stock. Not less than sixty (60) days prior to the payment date of the Liquidation Value, the Corporation shall mail written notice of any such Liquidation Event to each record holder of Series K Preferred Stock, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of Common Stock in connection with such Liquidation Event. A change of control of the Corporation shall not be deemed a Liquidation Event for purposes of this
Section 3.

                           ARTICLE IV VOTING RIGHTS.

   Section 4.1 Voting Rights. The Series K Preferred Stock shall have no voting rights.

   Section 4.2 Covenants.

   Notwithstanding the above, the Corporation shall not take any of the actions set forth below without first obtaining the affirmative consent of the holders of at least two-thirds of the then outstanding shares of Series K Preferred Stock for so long as at least 20% of the Series K Preferred Stock originally issued pursuant to the Stock Purchase Agreements remains outstanding:

      (a) alter or change the preferences, rights or powers of the Series K Preferred Stock;

      (b) increase or decrease the authorized number of shares of the Series K Preferred Stock;

                             ARTICLE V CONVERSION.

   Subject to the terms of this Section 5, at any time and from time to time after (i) the authorization by stockholders of the Corporation of the issuance of the Series K Preferred Stock and (ii) the amendment of the Charter to increase the number of shares of the Corporation authorized for issuance to 760,000,000 shares, of which 700,000,000 shares are Common Stock and 60,000,000 shares are Preferred Stock (the time after both conditions are met, the "Conversion Time"), any holder of Series K Preferred Stock may convert all or any portion of the Series K Preferred Stock (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by $1.50 and dividing the result by the Conversion Price then in effect; provided, however, that, except for Organic Changes (as defined below in Section 5.5) to which the following limitation does not apply, the Series K Preferred Stock shall not be convertible into Conversion Stock to the extent that such conversion would result in the holder of the Series K Preferred, together with such holder's Affiliates, holding 40% or more of all of the outstanding capital stock of the Corporation on an as converted basis.

   Section 5.1 Conversion Procedure.

      (a) Except as otherwise provided herein, each conversion of Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series K Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Series K Preferred Stock shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

      (b) Notwithstanding any other provision hereof, if a conversion of Preferred Stock is to be made in connection with a transaction affecting the Corporation, the conversion of any shares of Series K Preferred Stock may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

      (c) As soon as possible after a conversion has been effected (but in any event within three (3) Business Days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

          i. a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

          ii. payment of any amount payable under subparagraph (viii) below with respect to such conversion; and

          iii. a certificate representing any Shares, which were represented, by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

      (d) The issuance of certificates representing shares of Conversion Stock upon conversion of Preferred Stock shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each share of Series K Preferred Stock, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

      (e) The Corporation shall not close its books against the transfer of Preferred Stock or of Conversion Stock issued or issuable upon conversion of the Series K Preferred Stock in any manner, which interferes with the timely conversion of the Series K Preferred Stock. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

      (f) The Corporation shall at all times after the Conversion Time reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series K Preferred Stock, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Preferred Stock. All shares of Conversion Stock that are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action that would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Preferred Stock.

      (g) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Series K Preferred Stock, the Corporation, in lieu of delivering the fractional share therefore, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

      (h) If the shares of Conversion Stock issuable by reason of conversion of the Series K Preferred Stock are convertible into or exchangeable for any other stock or securities of the Corporation, the Corporation shall, at the converting holder's option, upon surrender of the Shares to be converted by such holder as provided herein together with any notice, statement or payment required to effect such conversion or exchange of Conversion Stock, deliver to such holder or as otherwise specified by such holder a certificate or certificates representing the stock or securities into which the shares of Conversion Stock issuable by reason of such conversion are so convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

   Section 5.2 Conversion Price.

      (a) In order to prevent dilution of the conversion rights granted under this Section 5, the Conversion Price of the Series K Preferred Stock shall be subject to adjustment from time to time pursuant to this Section 5.2.

      (b) If and whenever after the original date of issuance of the first share of Series K Preferred Stock, the Corporation issues or sells, or in accordance with Section 5.2 is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Market Price of the Common Stock determined as of the date of such issue or sale, then immediately upon such issue or sale, the Conversion Price shall be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale multiplied by the Market Price of the Common Stock determined as of the date of such issuance or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, and the denominator of which shall be the product derived by multiplying the Market Price of the Common Stock by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

      (c) Notwithstanding the foregoing, there shall be no adjustment to the Conversion Price hereunder with respect to any issuances that are exempt from adjustment with respect to any shares of Preferred Stock of any series pursuant to Section 5.2 (c) of the Charter.

   Section 5.3 Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 5B, the following shall be applicable:

      (a) Issuance of Rights or Options. If the Corporation in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Market Price of the Common Stock determined as of such time, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

      (b) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Market Price of the Common Stock determined as of such time, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

      (c) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of Section 5.3, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of the Series K Preferred Stock are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued and sold as of the date of such change; provided, that (A) no such change shall at any time cause the Conversion Price hereunder to be increased, and (B) no adjustment to the Conversion Price pursuant to this clause (iii) shall be made as a result of any adjustment to the exercise and/or conversion price with respect to the outstanding capital security of the Corporation on the date hereof pursuant to and in accordance with the antidilution protection provisions of such securities as in effect on the date hereof.

      (d) Treatment of Expired Options and Unexercised Convertible
   Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of Section 5.3, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of the Series K Preferred Stock shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Series K Preferred Stock.

      (e) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefore shall be deemed to be the amount received by the Corporation therefore. If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt of such securities. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of at least two-thirds of the Series K Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration, jointly selected by the Corporation and the holders of at least two-thirds of the Series K Preferred Stock then outstanding. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

      (f) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

      (g) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

      (h) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

   Section 5.4 Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

   Section 5.5 Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock held by such holders, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions to insure that each of the holders of Series K Preferred Stock shall thereafter have the right to acquire and receive, in lieu of the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series K Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series K Preferred Stock immediately prior to such Organic Change. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

   Section 5.6 Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5 but are not expressly provided for by these provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Series K Preferred Stock; provided, that no such adjustment shall increase the Conversion Price or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Series K Preferred Stock as otherwise determined pursuant to this Section 5.

   Section 5.7 Notices.

      (a) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all affected holders of the Series K Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

      (b) The Corporation shall give written notice to all holders of the Series K Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

      (c) The Corporation shall also give written notice to the holders of the Series K Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

                          ARTICLE VI PURCHASE RIGHTS.

   If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights") and such rights are not concurrently granted to the holders of the Preferred Stock, then each holder of Initially Designated Preferred Stock or the Series K Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Initially Designated Preferred Stock or Series K Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                     ARTICLE VII REGISTRATION OF TRANSFER.

   The Corporation shall keep or have its agent keep a register for the registration of the Series K Preferred Stock. Upon the surrender of any certificate representing the Series K Preferred Stock at a place designated by the Corporation, the Corporation shall, at the request of the record holder of such certificate, execute and deliver

(at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series K Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Series K Preferred Stock represented by the surrendered certificate.

                           ARTICLE VIII REPLACEMENT.

   Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing the Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement to indemnify the Corporation shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of the Series K Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                            ARTICLE IX DEFINITIONS.

   To the extent not defined herein, terms shall have the meaning set forth in the Charter.

   "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through ownership of Voting Securities, contract or otherwise.

   "Common Stock" means, collectively, the Corporation's common stock, par value $0.004 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

   "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 5C(i) and 5C(ii) hereof whether or not the Options or Convertible Securities are actually exercisable at such time.

   "Conversion Price" initially means $0.15 for the Series K Preferred Stock.

   "Conversion Stock" means shares of the Corporation's Common Stock; provided, that if there is a change such that the securities issuable upon conversion of the Series K Preferred Stock are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series K Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

   "Convertible Securities" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

   "Corporation" means Velocity Express Corporation, a Delaware corporation, or, where applicable (for example, in connection with agreements dated prior to the date of incorporation of the Corporation under the GCL), UST. Where applicable, reference to certain agreements of the Corporation entered into prior to its incorporation under the Delaware General Corporation Law refer to those as assumed by the surviving entity as a matter of law under the merger between the Corporation and UST, effective on January 4, 2002.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Initially Designated Preferred Stock" shall mean the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock and Series k Preferred Stock, together.

   "Junior Securities" has the meaning set forth in Section 1 of the Charter.

   "Liquidation Event" has the meaning set forth in Section 3.

   "Liquidation Value" of any share of Series K Preferred Stock shall be equal to $1.50.

   "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of the twenty (20) consecutive trading days immediately prior to the day for which "Market Price" is being determined. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of at least two-thirds of each of the then outstanding classes of Preferred Stock, voting as individual classes. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of at least two-thirds of each of the then outstanding classes of Preferred Stock, voting as individual classes. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

   "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

   "Permitted Issuances" means the acts described in Section 5.2 (c) of the Charter.

   "Person" means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

   "Preferred Stock" shall have the meaning set forth in the Charter.

   "Series B Preferred Stock" shall mean the Corporation's Series B Convertible Preferred Stock, par value $0.004 per share.

   "Series C Preferred Stock" shall mean the Corporation's Series C Convertible Preferred Stock, par value $0.004 per share.

   "Series D Preferred Stock" shall mean the Corporation's Series D Convertible Preferred Stock, par value $0.004 per share.

   "Series F Preferred Stock" shall mean the Corporation's Series F Convertible Preferred Stock, par value $0.004 per share.

   "Series G Preferred Stock" shall mean the Corporation's Series G Convertible Preferred Stock, par value $0.004 per share.

   "Series H Preferred Stock" shall mean the Corporation's Series H Convertible Preferred Stock, par value $0.004 per share.

   "Series I Preferred Stock" shall mean the Corporation's Series I Convertible Preferred Stock, par value $0.004 per share.

   "Series J Preferred Stock" shall mean the Corporation's Series J Convertible Preferred Stock, par value $0.004 per share.

   "Series K Preferred Stock" shall mean the Corporation's Series J Convertible Preferred Stock, par value $0.004 per share.

   "Share" has the meaning set forth in Section 3.

   "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

   "Voting Securities" means securities of the Corporation ordinarily having the power to vote for the election of directors of the Corporation; provided, that when the term "Voting Securities" is used with respect to any other Person, it means the capital stock or other equity interests of any class or kind ordinarily having the power to vote for the election of directors or other members of the governing body of such Person.

                        ARTICLE X AMENDMENT AND WAIVER.

   No amendment, modification or waiver shall be binding or effective with respect to any provisions hereof without the prior written consent of the holders of at least two-thirds of Series K Preferred Stock outstanding, voting as a separate class, at the time such action is taken.

                              ARTICLE XI NOTICES.

   Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                  APPENDIX B

                                 Risk Factors

   An investment in our Series K Preferred involves risks. You should carefully consider the following risk factors, and all other information contained and incorporated by reference in this prospectus before you decide to purchase shares of our common stock. The risks described below are not the only risks we face. Additional risks that we do not yet know of or that we currently think are immaterial may also impair our business operations. Any of the events or circumstances described in the following risks could have a material adverse impact on our business, financial condition and results of operations if they were to actually occur. If that happens, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related To Our Business

   We have sustained losses applicable to holders of our Common Stock in the past and we may continue to sustain losses applicable to holders of our Common Stock in the future.

   We experienced net losses applicable to holders of our Common Stock of approximately $35.0 million for the fiscal year ended June 30, 2001, approximately $20.4 million for the fiscal year ended June 29, 2002, $15.6 million for the fiscal year ended June 28, 2003 and approximately $34.8 million for the second fiscal quarter of fiscal year 2004 ended December 27, 2003. The nature and extent of any future losses applicable to holders of our Common Stock will depend on the success of our financial and business strategies, and on other factors, some of which may be beyond our control. We cannot assure you that we will eliminate net losses applicable to holders of our Common Stock and achieve profitable operations.

   We may not be successful in implementing our growth plans.

   We face the risks, expenses and uncertainties frequently encountered by emerging companies that operate in evolving markets. Successfully achieving our growth plan depends upon, among other things, our ability to:

  . continue to reduce losses and position ourselves to continue positive cash flow;

  .  successfully promote our national brand;

  .  deliver services that are equal or superior to those of our competitors;
     and

  .  obtain and maintain a technological competitive advantage.

   We may need additional capital to finance our growth and working capital needs.

   We have sustained net losses in each of the past three years and may continue to do so in the future. If we continue to experience operating losses, we will need additional cash to offset these losses, which may not be available to us on acceptable terms, or at all. Achieving our financial goals involves implementing a number of strategies, some of which may not develop when or as planned. To date, we have primarily relied upon debt and equity investments to fund our operations and growth.

   We have substantial indebtedness.

   On November 26, 2003, we entered into a new $42.5 million revolving credit facility with Fleet Capital Corporation and Merrill Lynch Capital. On November 26, 2003, we also entered into a Note and Warrant Purchase Agreement with BET Associates, L.P. ("BET"), under which the Company borrowed from BET $6 million at a per annum interest rate of 12%, due monthly. As of December 27, 2003, $22.7 million was outstanding under the new revolving credit facility and $5.4 million was outstanding under the subordinated note. Substantially all of our assets are pledged to secure our indebtedness. Subject to the restrictions in our existing credit agreements, we and our subsidiaries may incur additional indebtedness from time to time to increase working capital, finance capital expenditures, and for other general corporate purposes.

   Our revolving credit facility matures on December 31, 2006.

   Our ability to refinance the revolving credit facility upon maturity will depend to a great degree on our operating performance at the time of maturity. If we cannot successfully refinance the revolving credit facility upon maturity, we will be required to raise capital through the issuance of additional debt or equity securities or sales of some or all of our assets in order to meet our repayment obligations under the facility. We cannot assure you that we will be able to raise such capital or that the terms for raising such capital would be acceptable to us.

   Our debt instruments contain significant financial and operational requirements.

   Our revolving credit agreement contains a number of financial covenants that, among other things, require us to maintain specified interest coverage ratios, specified levels of availability under the revolving credit facility based upon our interest coverage ratio and minimum EBITDA levels. The credit agreement also restricts our ability to dispose of assets, incur additional indebtedness, amend our debt instruments, make payments on subordinated debt, pay dividends or other distributions, create liens on assets, make capital expenditures, enter into sale and leaseback transactions, allow our subsidiaries to issue securities or make any sales on a repurchase or return basis, make investments, loans or advances, engage in mergers, consolidations, joint ventures, acquisitions or structural changes, change our organizational documents or our fiscal year end, enter into leases or negative pledges, and engage in transactions with affiliates.

   Our ability to comply with the financial covenants in our credit agreements will be affected by our financial performance as well as events beyond our control, including prevailing economic, financial and industry conditions.

   The breach of any of the covenants in our credit agreements could result in a default, which would permit the lenders to declare all amounts borrowed thereunder to be due and payable, together with accrued and unpaid interest. If we are unable to repay our indebtedness, the lenders could proceed against the collateral securing the indebtedness.

   Rapid technological changes in communications technology may require substantial expenditures by us.

   The industry in which we compete is characterized by rapidly changing technology, evolving industry standards, frequent new service announcements, introductions and enhancements, compromises in security and changing customer demands. Accordingly, our future success may depend on our ability to respond to rapidly changing technologies, to adapt our services to evolving industry standards and to continually improve the performance, features and reliability of our technology and services in response to competitive service offerings and the evolving demands of the marketplace. Obtaining and maintaining a technological competitive advantage may require us to make substantial expenditures, which could have a material adverse effect on our business, results of operations and financial condition.

   We face significant risks of tax authorities classifying independent contractors as our employees.

   A significant number of our drivers are currently independent contractors (meaning that they are not our employees). From time to time, federal and state taxing authorities have sought to assert that independent contractor drivers in the same-day delivery and transportation industries are employees. We do not pay or withhold federal or state employment taxes with respect to drivers who are independent contractors. Although we believe that the independent contractors we utilize are not our employees under existing interpretations of federal and state laws, we cannot guarantee you that federal and state authorities will not challenge our position or that other laws or regulations, including tax laws and laws relating to employment and worker compensation, will not change. If the IRS were to successfully assert that our independent contractors are in fact our employees, we would be required to pay withholding taxes and extend additional employee benefits to these persons. In addition, we could become responsible for past and future employment taxes. If we are required to pay withholding taxes with respect to amounts previously paid to these persons, we could be required to pay penalties or be subject to other liabilities as a result of incorrectly classifying employees. If our drivers are deemed to be employees rather than independent contractors, we could be required to increase their compensation since they may no longer be receiving commission-based compensation. Any of the foregoing possibilities could increase our operating costs and have a material adverse effect on our business, financial condition and results of operations.

   We could be subject to claims for personal injury, death and property damage.

   We could be exposed to claims for personal injury, death and property damage as a result of accidents involving our employees and independent contractors. While we carry liability insurance and require that our independent contractors maintain at least the minimum amount of liability insurance required by state law, we cannot assure you that any claims made against us will not exceed the amount of our insurance coverage. Successful claims for personal injury, death or property damage in excess of our insurance coverage could have a material adverse effect on our business, financial condition and results of operations.

   We could be subject to claims for non-delivery or delayed delivery of packages.

   We could be subject to claims resulting from non-delivery or delayed delivery of packages, many of which could be significant because of unique or time sensitive deliveries. While our customer contracts contain limitations of our liability for non-delivery or delayed delivery of packages, we cannot assure you that we will be able to successfully limit our liability for package deliveries by contract. Successful claims for non-delivery or delayed delivery of packages could have a material adverse effect on our business, financial condition and results of operations.

   We face many risks unique to the package shipping and same-day delivery industries.

   Numerous events and factors that affect the delivery services industry could also affect (and recently have affected) our business, financial condition and results of operations, including:

  .  weather conditions;

  .  fuel prices and shortages;

  . economic factors affecting customers, as well as general economic conditions affecting prices and operating margins;

  . the ability of United States companies to maintain continuous operation of supply and communications systems;

  . downturns in the level of general economic activity or employment in the United States, which could affect the demand for package and priority document delivery; and

  .  labor shortages and disputes.

   We must comply with various governmental regulations.

   Various local, state and federal regulations require us to obtain and maintain permits and licenses in connection with our operations. Some of our operations may also involve the delivery of items subject to more stringent regulation, including hazardous materials, which would require us to obtain additional permits. In addition, we cannot assure you that existing laws or regulations will not be revised or that new laws or regulations, which could have an adverse impact on our operations, will not be adopted or become applicable to us. Our failure to maintain required permits and licenses, or to comply with applicable regulations, could result in substantial fines or revocation of permits and licenses, any of which could have a material adverse effect on our business, financial condition and results of operations.

   We face intense competition in the market for same-day delivery services.

   We expect that competition will continue to intensify in the same day delivery business. Companies such as UPS(R), Federal Express(R), and DHL(R) dominate the next day commercial package shipping market. The market for point-to-point delivery services is also highly competitive, with a number of companies having multi-state and multi-city operations. A number of these competitors have greater financial and technical resources and more industry recognition than we do. Any of these companies could elect to enter the same-day delivery market in direct competition with us. Increased competitive pressure could have a material adverse effect on our business, financial condition and results of operations.

   We depend on our key personnel.

   We depend upon the continued services of our senior management for our success. The loss of a member of our senior management could have a material adverse effect on our business, financial condition and results of operations. We cannot assure you that we will be able to retain our senior management or our other key personnel.

   The loss of significant customers could adversely affect our business.

   Our contracts with our commercial customers typically have a term of 1 to 3 years, but are terminable upon 30 or 60 days notice. Although we have no reason to believe that these contracts will be terminated prior to the expiration of their terms, early termination of these contracts could have a material adverse effect on our business, financial condition and results of operations.

   Our stock may be delisted from Nasdaq because we may not meet the minimum bid price and market capitalization requirements for continued listing.

   In the past, we have been notified by Nasdaq that our stock was subject to delisting because our common stock has failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days and that we were not in compliance of the market capitalization requirement of $35,000,000 as required by The Nasdaq SmallCap Market under its Marketplace Rules. We are currently operating under a delisting notice relative to the minimum bid price requirements and have been given until January 20, 2005 to regain compliance by implementing a reverse stock split or otherwise achieving the minimum bid price requirements. In the event that we are unable to maintain the standards for continued listing, our shares would be subject to delisting from The Nasdaq SmallCap Market.

   We have a substantial investment in equipment and technology.

   As a part of our business strategy, we have invested significantly in equipment and technology, and we will continue to make investments that we believe are necessary or appropriate to maintain our presence in the same-day delivery industry. While we believe that these investments will give us an advantage over our competitors, we cannot assure you that this strategy will be successful or that we will be able to recover our investment through increased revenues or profits. Additionally, disruptions in electrical and other energy supplies could cause a disruption of, or damage to, our technology and communication systems.

   Terrorist attacks and threats or actual war may negatively impact all aspects of our operations.

   Recent terrorist attacks in the United States, as well as future events occurring in response to them, including, without limitation, future terrorist attacks against U.S. targets, rumors or threats of war, actual conflicts involving the United States or its allies or military or trade disruptions impacting our domestic or foreign customers have had and could continue to have, a significant impact on our business. These effects have included, and may continue to include, reduced demand for our services and delays in our ability to deliver services to our customers. More generally, any of these events could cause consumer confidence and spending to decrease or result in increased volatility in the U.S. and worldwide financial markets and economy. They could also result in economic recession in the U.S. or abroad. Any of these occurrences could have a material adverse effect on our business, financial condition and results of operations.

                                  APPENDIX C

                         REGISTRATION RIGHTS AGREEMENT

   REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March   , 2004
among Velocity Express Corporation, a Delaware corporation (the "Company) and the persons executing a Series K Purchaser Signature Page attached hereto (each a "Series K Purchaser"). Capitalized terms used herein but not otherwise defined have the meaning set forth in Section 1 hereof.

   WHEREAS, the Series K Purchasers and the Company have entered into certain Stock Purchase Agreements, pursuant to which the Series K Purchasers purchased from the Company certain of the shares of the Company's Series K Convertible Preferred Stock, par value $.004 per share (the "Series K Preferred Stock").

   WHEREAS, the Company hereby desires to, among other things, grant the Series K Purchasers certain registration rights.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

   1. Definitions.

   "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

   "Commission" means the United States Securities and Exchange Commission, or any successor Commission or agency having similar powers.

   "Common Stock" means the Common Stock of the Company, $0.004 par value per share.

   "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or governmental entity

   "Registrable Securities" means, the Common Stock issuable or issued upon conversion of the Series K Preferred Stock (including Common Stock issued pursuant to stock splits, stock dividends and similar distributions), excluding, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned and any Common Stock which has previously been registered, which the holder thereof has sold pursuant to an effective registration statement under the Securities Act or which has sold or transferred to or through a broker, dealer or underwriter in a public distribution, a public securities transaction or pursuant to Rule 144 of the Securities Act.

   "Registration Expenses" has the meaning set forth in Section 6(a) hereof.

   "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

   "Series K Purchasers" means any purchasers of Series K Preferred Stock.

   2. Demand Registrations.

      (a) Requests for Registration. Subject to the limitations and lock-up period set forth in the Series K Stock purchase Agreement, the holders of a majority of the Series K Registrable Securities may request

   Short-Form Registrations, if available. Each request for a Demand Registration (as defined below) shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty
   (20) days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 2(a) are referred to herein as "Demand Registrations".

      (b) Short-Form Registrations. Subject to the limitations and lock-up period set forth in the Series K Stock purchase Agreement, the holders of the Series K Registrable Securities will be entitled to request up to three
   (3) Short-Form Registrations in which the Company will pay all Registration Expenses; provided, that the holders of Registrable Securities shall not be entitled to require the Company to effect any Short-Form Registration if the aggregate offering price of Registrable Securities (based on the mid-point of the price range specified in the request for such Short-Form Registration) to be included in such Short-Form Registration is less than $1,000,000. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations on FormS-3 available for the sale of Registrable Securities.

      (c) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration
   (i) first, securities requested to be registered pursuant to that certain Third Amended Registration Rights Agreement, by and among the parties thereto (the "Original Registrable Securities"), (ii) second, the number of Registrable Securities requested to be included in such Demand Registration by the holders initially requesting such Demand Registration pro rata, if necessary, among the holders of such Registrable Securities based on the number of such Registrable Securities owned by each such holder, and (iii) third, the number of other Registrable Securities not included pursuant to clause (i) above pro rata, if necessary, among the holders of such Registrable Securities based on the number of such Registrable Securities owned by each such holder, and (iii) third, any other securities of the Company requested to be included in such Demand Registration.

      (d) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within sixty (60) days after the effective date of a previous registration of equity securities by the Company. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's Board of Directors determines in good faith that such Demand Registration would reasonably be expected to be seriously detrimental to the Company and its shareholders; provided, that in such event, (i) the Company shall give written notice to the holders of Registrable Securities as soon after such determination as practicable, but in any event within ten (10) days thereafter, (ii) the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration and (iii) the Company may postpone a Demand Registration pursuant hereto only once in any 365-day period.

      (e) Selection of Underwriters. If any Demand Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering, which investment banker(s) and manager(s) shall be nationally recognized, shall be made by the Company.

   3. Piggyback Registrations.

      (a) Right to Piggyback. Subject to the lock-up period set forth in the Series K Stock purchase Agreement, whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company's notice.

      (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration
   (i) first, the securities the Company proposes to sell, and (ii) second, the securities requested to be registered pursuant to tha certain Third Amended Registration Rights Agreement, and (iii) third, the Registrable Securities requested to be included in such Piggyback Registration, pro rata, if necessary, among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (iv) fourth, other securities requested to be included in such Piggyback Registration.

      (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such Piggyback Registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Original Registrable Securities requested to be included in such Piggyback Registration, pro rata among the holders of such Original Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (iii) third, the holders of the Registrable Securities and other securities requested to be included in such Piggyback Registration.

      (d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection by the Company of investment banker(s) and manager(s), which investment banker(s) and manager(s) shall be nationally recognized, for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

4. Holdback Agreements.

      (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

      (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or Form S-4 or any successor forms thereto), unless the underwriters managing the registered public offering otherwise agree.

   5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof including the registration of common stock that may be obtained upon conversion of Preferred Stock held by a holder of Registrable Securities requesting registration, and pursuant thereto the Company will as expeditiously as possible:

      (a) prepare and file (in the case of a Demand Registration not more than ninety (90) days after request therefor) with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that as far in advance as practicable before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred and eighty (180) days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

      (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

      (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or
   (iii) consent to general service of process in any such jurisdiction);

      (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

      (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of Securities Dealers automated quotation system;

      (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

      (i) make available for inspection by any seller of Registrable
   Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      (j) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

      (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will promptly notify the holders of Registrable Securities and will use its reasonable best efforts promptly to obtain the withdrawal of such order;

      (l) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

      (m) in connection with an underwritten public offering, (i) cooperate with the selling holders of Registrable Securities, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling holders or the underwriters in connection therewith and (ii) participate, to the extent reasonably requested by the managing underwriter for the offering or the selling holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

   6. Registration Expenses.

      (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the National Association of Securities Dealers automated quotation system. The Company shall not be required to pay an underwriting discount with respect to any shares being sold by any party other than the Company in connection with an underwritten public offering of any of the Company's securities pursuant to this Agreement.

      (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

      (c) The Company will reimburse the holders of Registrable Securities for the reasonable fees and expenses (including the fees and expenses of counsel chosen by the holders of a majority of the Registrable Securities) incurred by such holders in enforcing any of their rights under this Agreement.

   7. Indemnification.

      (a) Indemnification of Selling Stockholders by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities which are registered pursuant hereto (each a "Selling Stockholder") and each person, if any, who controls any Selling Stockholder within the meaning of
   Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that subject to Section 7(d) below any such settlement is effected with the prior written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Selling Stockholder), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; Notwithstanding the foregoing, this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the registration statement (or any amendment thereto), or any preliminary prospectus or the prospectus (or any amendment or supplement thereto) or by such Selling Stockholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Selling Stockholder with a sufficient number of copies of the same.

      (b) Indemnification of Company by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the registration statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) above, as incurred, but only with respect to untrue or alleged untrue statements or omissions made in the registration statement (or any amendment thereto), or any preliminary prospectus or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder with respect to such Selling Stockholder expressly for use in the registration statement (or any amendment or supplement thereto); provided, that such Selling Stockholder's aggregate liability under this Section 7 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount, but before deducting expenses) received by such Selling Stockholder from the sale of Registrable Securities pursuant to a registration statement filed pursuant to this Agreement.

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a), counsel to the indemnified parties shall be selected by the Company, subject to the approval of the holders of a majority of the Registrable Securities included in a registration hereunder, which shall not be unreasonably withheld and, in the case of parties indemnified pursuant to Section 7(b), counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action and counsel to the indemnifying party shall also be counsel for the indemnified parties; provided, that if under applicable principals of legal ethics, there is a conflict of interest that prohibits such counsel from representing the indemnifying parties as well as the indemnified parties, the indemnifying parties shall be liable for fees and expenses of one additional counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty
   (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (e) Contribution.

          (i) If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Section, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(e), a holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (iii) The indemnity and contribution agreements contained in this Section are in addition to any liability that the indemnifying parties may have to the indemnified parties.

   8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in
Section 7 hereof.

   9. Miscellaneous.

      (a) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

      (b) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the permitted respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

      (c) Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be (i) delivered in person, (ii) transmitted by telecopy, (iii) sent by first-class, registered or certified mail, postage prepaid, or (iv) sent by reputable overnight courier service, fees prepaid, to the recipient at the address or telecopy number set forth below, or such other address or telecopy number as may hereafter be designated in writing by such recipient. Notices shall be deemed given upon personal delivery, seven days following deposit in the mail as set forth above, upon acknowledgment by the receiving telecopier or one day following deposit with an overnight courier service.

          If to the Company:

             Velocity Express Corporation
             7803 Glenroy Road
             Suite 200
             Bloomington, MN 55439
             Telecopy: (612) 492-2499
             Attention: Wesley C. Fredenburg
                     Secretary and General Counsel

          If to any of the Series K Purchasers:

             To the address for such Series K Purchaser indicated on the Series K Purchaser Signature Page.

   or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.

      (d) Interpretation of Agreement; Severability. The provisions of this Agreement shall be applied and interpreted in a manner consistent with each other so as to carry out the purposes and intent of the parties hereto, but if for any reason any provision hereof is determined to be unenforceable or invalid, such

   -provision or such part thereof as may be unenforceable or invalid shall be deemed severed from the Agreement and the remaining provisions carried out with the same force and effect as if the severed provision or part thereof had not been a part of this Agreement.

      (e) Governing Law. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other provisions of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws or choice of law of the State of New York or any other jurisdiction which would result in the application of the laws of any jurisdiction other than the State of New York.

      (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same Agreement.

      (g) Entire Agreement. This document, the Purchase Agreement and the "Related Documents" (as defined in the Purchase Agreement) embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

      (h) Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                                   * * * * *

   IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

                                              Velocity Express Corporation

                                              By:
                                                  -----------------------------

                                          SERIES K PURCHASERS SIGNATURE PAGE

                                              By.
                                                  -----------------------------

                                              Name:

                                              Address for Notices:

                                                                      EXHIBIT C

                          Certificate of Designation

                         VELOCITY EXPRESS CORPORATION
            CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS OF
                     SERIES L CONVERTIBLE PREFERRED STOCK

   Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned corporation certifies the following and adopts the attached certificate of designation:

FIRST:  The name of the corporation is Velocity Express Corporation (the "Corporation").

SECOND: Pursuant to the authority vested in the Board of Directors by this Corporation's Amended and Restated Certificate of Incorporation, as amended to date, the Board of Directors by unanimous written consent did adopt on December 20, 2004 without shareholder action, the following resolutions, authorizing the creation and designation of a series of preferred stock designated as Series L Convertible Preferred Stock as set forth in Exhibit A attached hereto:

        RESOLVED, that, in order to comply with and fulfill its obligations under certain stock purchase agreements for the Series L Convertible Preferred Stock (the "Stock Purchase
        Agreements"), the Corporation will be required to file a Certificate of Designation, in order to designate a new class or series of its authorized preferred shares as set forth on
        Exhibit A to these consent resolutions (the "Certificate"); and

        RESOLVED FURTHER, that the Board of Directors, acting under authority of the
        Corporation's Amended and Restated Certificate of Incorporation, as amended, and the
        General Corporate Law of the State of Delaware, hereby approves and adopts the
        Certificate; and

        RESOLVED FURTHER that, in the manner required by law and by the Corporation's
        Amended and Restated Certificate of Incorporation, as amended, the appropriate officers of the Corporation be and they hereby are authorized and directed to cause to be prepared, and to execute, and to file with the Secretary of State of the State of Delaware the
        Certificate.

   In witness whereof, this Certificate of Designation of Series L Convertible Preferred Stock is hereby executed on behalf of the Corporation this 20 day of December, 2004.

                                                  Velocity Express Corporation

                                                  -----------------------------
                                                  Wesley C. Fredenburg,
                                                  General Counsel and Secretary

                                   Exhibit A

               VELOCITY EXPRESS CORPORATION (THE "CORPORATION")
                  SERIES L CONVERTIBLE PREFERRED STOCK TERMS

                       ARTICLE I DESIGNATION AND AMOUNT.

   The number of authorized shares of Series L Convertible Preferred Stock, par value $0.004 per share (the "Series L Preferred Stock"), shall be 7,000,000.

                             ARTICLE II DIVIDENDS.

   In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property), other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of Series L Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of shares of the Series L Preferred Stock which are convertible into shares of Common Stock had all such shares of the outstanding Series L Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                      ARTICLE III LIQUIDATION PREFERENCE.

   Upon liquidation, dissolution and winding up of the Corporation (whether voluntary or involuntary) (a "Liquidation Event"), the Corporation shall pay to the holders of the Series L Preferred Stock (unless otherwise provided for in the resolution or resolutions creating such stock) the aggregate Liquidation Value attributable to such shares (each, a "Share") plus any accrued but unpaid dividends thereon. If upon any such Liquidation Event, the Corporation's assets to be distributed among the holders of the Junior Securities, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, the Series K Preferred Stock and the Series L Preferred Stock are insufficient to permit payment to such holders of the aggregate amount of their respective liquidation preference pursuant to the Corporation's Amended and Restated Certificate of Incorporation, as amended from time to time (the "Charter"), as applicable, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed in accordance with the priorities set forth in Article IV, Section 3 of the Charter, with the Series L Preferred Stock ranking parri passu with the Series D, F, G, H, I, J and K Preferred Stock and prior to the Series B and C Preferred Stock. Not less than sixty (60) days prior to the payment date of the Liquidation Value, the Corporation shall mail written notice of any such Liquidation Event to each record holder of Series L Preferred Stock, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of Common Stock in connection with such Liquidation Event. A change of control of the Corporation shall not be deemed a Liquidation Event for purposes of this Section 3.

                           ARTICLE IV VOTING RIGHTS.

   Section 4.1 Voting Rights. The Series L Preferred Stock shall have no voting rights.

   Section 4.2 Covenants.

   Notwithstanding the above, the Corporation shall not take any of the actions set forth below without first obtaining the affirmative consent of the holders of at least two-thirds of the then outstanding shares of Series L Preferred Stock for so long as at least 20% of the Series L Preferred Stock originally issued pursuant to the Stock Purchase Agreements remains outstanding:

      (a) alter or change the preferences, rights or powers of the Series L Preferred Stock;

      (b) increase or decrease the authorized number of shares of the Series L Preferred Stock;

                             ARTICLE V CONVERSION.

   Subject to the terms of this Section 5, at any time and from time to time after (i) the authorization by stockholders of the Corporation of the issuance of the Series L Preferred Stock and (ii) the amendment of the Charter to increase the number of shares of the Corporation authorized for issuance to amount necessary to provide for the proper issuance of all approved shares are Common Stock and shares are Preferred Stock (the time after both conditions are met, the "Conversion Time"), any holder of Series L Preferred Stock may convert all or any portion of the Series L Preferred Stock (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by $1.00 and dividing the result by the Conversion Price then in effect; provided, however, that, except for Organic Changes (as defined below in Section 5.5) to which the following limitation does not apply, the Series L Preferred Stock shall not be convertible into Conversion Stock to the extent that such conversion would result in the holder of the Series L Preferred, together with such holder's Affiliates, holding 40% or more of all of the outstanding capital stock of the Corporation on an as converted basis.

   Section 5.1 Conversion Procedure.

      (a) Except as otherwise provided herein, each conversion of Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series L Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Series L Preferred Stock shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

      (b) Notwithstanding any other provision hereof, if a conversion of Preferred Stock is to be made in connection with a transaction affecting the Corporation, the conversion of any shares of Series L Preferred Stock may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

      (c) As soon as possible after a conversion has been effected (but in any event within three (3) Business Days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

          i. a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

          ii. payment of any amount payable under subparagraph (viii) below with respect to such conversion; and

          iii. a certificate representing any Shares, which were represented, by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

      (d) The issuance of certificates representing shares of Conversion Stock upon conversion of Preferred Stock shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each share of Series L Preferred Stock, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

      (e) The Corporation shall not close its books against the transfer of Preferred Stock or of Conversion Stock issued or issuable upon conversion of the Series L Preferred Stock in any manner, which interferes with the timely conversion of the Series L Preferred Stock. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

      (f) The Corporation shall at all times after the Conversion Time reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series L Preferred Stock, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Preferred Stock. All shares of Conversion Stock that are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action that would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Preferred Stock.

      (g) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Series L Preferred Stock, the Corporation, in lieu of delivering the fractional share therefore, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

      (h) If the shares of Conversion Stock issuable by reason of conversion of the Series L Preferred Stock are convertible into or exchangeable for any other stock or securities of the Corporation, the Corporation shall, at the converting holder's option, upon surrender of the Shares to be converted by such holder as provided herein together with any notice, statement or payment required to effect such conversion or exchange of Conversion Stock, deliver to such holder or as otherwise specified by such holder a certificate or certificates representing the stock or securities into which the shares of Conversion Stock issuable by reason of such conversion are so convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

   Section 5.2 Conversion Price.

      (a) In order to prevent dilution of the conversion rights granted under this Section 5, the Conversion Price of the Series L Preferred Stock shall be subject to adjustment from time to time pursuant to this Section 5.2.

      (b) If and whenever after the original date of issuance of the first share of Series L Preferred Stock, the Corporation issues or sells, or in accordance with Section 5.2 is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Market Price of the Common Stock determined as of the date of such issue or sale, then immediately upon such issue or sale, the Conversion Price shall be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale multiplied by the Market Price of the Common Stock determined as of the date of such issuance or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, and the denominator of which shall be the product derived by multiplying the Market Price of the Common Stock by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

      (c) Notwithstanding the foregoing, there shall be no adjustment to the Conversion Price hereunder with respect to any issuances that are exempt from adjustment with respect to any shares of Preferred Stock of any series pursuant to Section 5.2 (c) of the Charter.

   Section 5.3 Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 5B, the following shall be applicable:

      (a) Issuance of Rights or Options. If the Corporation in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Market Price of the Common Stock determined as of such time, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

      (b) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Market Price of the Common Stock determined as of such time, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

      (c) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of Section 5.3, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of the Series L Preferred Stock are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued and sold as of the date of such change; provided, that (A) no such change shall at any time cause the Conversion Price hereunder to be increased, and (B) no adjustment to the Conversion Price pursuant to this clause (iii) shall be made as a result of any adjustment to the exercise and/or conversion price with respect to the outstanding capital security of the Corporation on the date hereof pursuant to and in accordance with the antidilution protection provisions of such securities as in effect on the date hereof.

      (d) Treatment of Expired Options and Unexercised Convertible
   Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of Section 5.3, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of the Series L Preferred Stock shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Series L Preferred Stock.

      (e) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefore shall be deemed to be the amount received by the Corporation therefore. If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt of such securities. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of at least two-thirds of the Series L Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration, jointly selected by the Corporation and the holders of at least two-thirds of the Series L Preferred Stock then outstanding. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

      (f) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

      (g) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

      (h) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

   Section 5.4 Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

   Section 5.5 Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock held by such holders, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions to insure that each of the holders of Series L Preferred Stock shall thereafter have the right to acquire and receive, in lieu of the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series L Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series L Preferred Stock immediately prior to such Organic Change. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

   Section 5.6 Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5 but are not expressly provided for by these provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Series L Preferred Stock; provided, that no such adjustment shall increase the Conversion Price or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Series L Preferred Stock as otherwise determined pursuant to this Section 5.

   Section 5.7 Notices.

      (a) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all affected holders of the Series L Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

      (b) The Corporation shall give written notice to all holders of the Series L Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

      (c) The Corporation shall also give written notice to the holders of the Series L Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

                          ARTICLE VI PURCHASE RIGHTS

   If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights") and such rights are not concurrently granted to the holders of the Preferred Stock, then each holder of Initially Designated Preferred Stock or the Series L Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Initially Designated Preferred Stock or Series L Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                     ARTICLE VII REGISTRATION OF TRANSFER.

   The Corporation shall keep or have its agent keep a register for the registration of the Series L Preferred Stock. Upon the surrender of any certificate representing the Series L Preferred Stock at a place designated by the Corporation, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series L Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Series L Preferred Stock represented by the surrendered certificate.

                           ARTICLE VIII REPLACEMENT.

   Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing the Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement to indemnify the Corporation shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of the Series L Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                            ARTICLE IX DEFINITIONS.

   To the extent not defined herein, terms shall have the meaning set forth in the Charter.

   "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through ownership of Voting Securities, contract or otherwise.

   "Common Stock" means, collectively, the Corporation's common stock, par value $0.004 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

   "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 5C(i) and 5C(ii) hereof whether or not the Options or Convertible Securities are actually exercisable at such time.

   "Conversion Price" initially means $0.10 for the Series L Preferred Stock.

   "Conversion Stock" means shares of the Corporation's Common Stock; provided, that if there is a change such that the securities issuable upon conversion of the Series L Preferred Stock are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series L Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

   "Convertible Securities" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

   "Corporation" means Velocity Express Corporation, a Delaware corporation, or, where applicable (for example, in connection with agreements dated prior to the date of incorporation of the Corporation under the GCL), UST. Where applicable, reference to certain agreements of the Corporation entered into prior to its incorporation under the Delaware General Corporation Law refer to those as assumed by the surviving entity as a matter of law under the merger between the Corporation and UST, effective on January 4, 2002.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Initially Designated Preferred Stock" shall mean the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock and Series L Preferred Stock, together.

   "Junior Securities" has the meaning set forth in Section 1 of the Charter.

   "Liquidation Event" has the meaning set forth in Section 3.

   "Liquidation Value" of any share of Series L Preferred Stock shall be equal to $1.00.

   "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of the twenty (20) consecutive trading days immediately prior to the day for which "Market Price" is being determined. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of at least two-thirds of each of the then outstanding classes of Preferred Stock, voting as individual classes. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of at least two-thirds of each of the then outstanding classes of Preferred Stock, voting as individual classes. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

   "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

   "Permitted Issuances" means the acts described in Section 5.2 (c) of the Charter.

   "Person" means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

   "Preferred Stock" shall have the meaning set forth in the Charter.

   "Series B Preferred Stock" shall mean the Corporation's Series B Convertible Preferred Stock, par value $0.004 per share.

   "Series C Preferred Stock" shall mean the Corporation's Series C Convertible Preferred Stock, par value $0.004 per share.

   "Series D Preferred Stock" shall mean the Corporation's Series D Convertible Preferred Stock, par value $0.004 per share.

   "Series F Preferred Stock" shall mean the Corporation's Series F Convertible Preferred Stock, par value $0.004 per share.

   "Series G Preferred Stock" shall mean the Corporation's Series G Convertible Preferred Stock, par value $0.004 per share.

   "Series H Preferred Stock" shall mean the Corporation's Series H Convertible Preferred Stock, par value $0.004 per share.

   "Series I Preferred Stock" shall mean the Corporation's Series I Convertible Preferred Stock, par value $0.004 per share.

   "Series J Preferred Stock" shall mean the Corporation's Series J Convertible Preferred Stock, par value $0.004 per share.

   "Series K Preferred Stock" shall mean the Corporation's Series K Convertible Preferred Stock, par value $0.004 per share.

   "Series L Preferred Stock" shall mean the Corporation's Series L Convertible Preferred Stock, par value $0.004 per share.

   "Share" has the meaning set forth in Section 3.

   "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

   "Voting Securities" means securities of the Corporation ordinarily having the power to vote for the election of directors of the Corporation; provided, that when the term "Voting Securities" is used with respect to any other Person, it means the capital stock or other equity interests of any class or kind ordinarily having the power to vote for the election of directors or other members of the governing body of such Person.

                        ARTICLE X AMENDMENT AND WAIVER.

   No amendment, modification or waiver shall be binding or effective with respect to any provisions hereof without the prior written consent of the holders of at least two-thirds of Series L Preferred Stock outstanding, voting as a separate class, at the time such action is taken.

                              ARTICLE XI NOTICES.

   Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                                                      EXHIBIT D
================================================================================


                         VELOCITY EXPRESS CORPORATION

                           2004 STOCK INCENTIVE PLAN



================================================================================

                               Table of Contents

     Section 1.  Purpose.............................................  D-1

     Section 2.  Definitions.........................................  D-1

     Section 3.  Administration......................................  D-3
           (a)   Power and Authority of the Committee................  D-3
           (b)   Power and Authority of the Board....................  D-3

     Section 4.  Shares Available for Awards.........................  D-3
           (a)   Shares Available....................................  D-3
           (b)   Accounting for Awards...............................  D-3
           (c)   Adjustments.........................................  D-3
           (d)   Cash-out Provision for Vested Awards................  D-4
           (e)   Award Limitations Under the Plan....................  D-4

     Section 5.  Eligibility.........................................  D-4

     Section 6.  Awards..............................................  D-4
           (a)   Options.............................................  D-4
           (b)   Stock Appreciation Rights...........................  D-5
           (c)   Restricted Stock and Restricted Stock Units.........  D-5
           (d)   Performance Awards..................................  D-6
           (e)   Dividend Equivalents................................  D-6
           (f)   Other Stock Grants..................................  D-6
           (g)   Warrants............................................  D-6
           (h)   Other Stock-Based Awards............................  D-6
           (i)   General.............................................  D-6

     Section 7.  Amendment and Termination; Adjustments..............  D-7
           (a)   Amendments to the Plan..............................  D-7
           (b)   Amendments to Awards................................  D-8
           (c)   Correction of Defects, Omissions and Inconsistencies  D-8
           (d)   Forfeiture for Financial Reporting Misconduct.......  D-8

     Section 8.  Income Tax Withholding..............................  D-8

     Section 9.  General Provisions..................................  D-8
           (a)   No Rights to Awards.................................  D-8
           (b)   Award Agreements....................................  D-8
           (c)   Plan Provisions Control.............................  D-9
           (d)   No Rights of Stockholders...........................  D-9
           (e)   No Limit on Other Compensation Arrangements.........  D-9
           (f)   No Right to Employment..............................  D-9
           (g)   Governing Law.......................................  D-9
           (h)   Severability........................................  D-9
           (i)   No Trust or Fund Created............................  D-9
           (j)   Other Benefits......................................  D-9
           (k)   No Fractional Shares................................ D-10
           (l)   Headings............................................ D-10
           (m)   Section 16 Compliance; Section 162(m) Administration D-10
           (n)   Conditions Precedent to Issuance of Shares.......... D-10

     Section 10. Effective Date of the Plan.......................... D-10

     Section 11. Term of the Plan.................................... D-10

                         VELOCITY EXPRESS CORPORATION
                           2004 STOCK INCENTIVE PLAN

Section 1. Purpose

   The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions

   As used in the Plan, the following terms shall have the meanings set forth below:

   (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

   (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant, Warrants or Other Stock-Based Award granted under the Plan.

   (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

   (d) "Board" shall mean the Board of Directors of the Company.

   (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

   (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company's compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a "Non-Employee Director."

   (g) "Company" shall mean Velocity Express Corporation, a Delaware corporation, and any successor corporation.

   (h) "Director" shall mean a member of the Board, including any Non-Employee Director.

   (i) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

   (j) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

   (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   (l) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the Nasdaq National Market, the closing sales price of one Share as reported on the Nasdaq National Market on such date or, if the Nasdaq National Market is not open for trading on such date, on the most recent preceding date when it is open for trading.

   (m) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" in accordance with the terms of Section 422 of the Code or any successor provision.

   (n) "Non-Employee Director" shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

   (o) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

   (p) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

   (q) "Other Stock Grant" shall mean any right granted under Section 6(f) of the Plan.

   (r) "Other Stock-Based Award" shall mean any right granted under Section 6(g) of the Plan.

   (s) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

   (t) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

   (u) "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

   (v) "Plan" shall mean the Velocity Express Corporation 2004 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

   (w) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

   (x) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

   (y) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

   (z) "Securities Act" shall mean the Securities Act of 1933, as amended.

   (aa) "Share" or "Shares" shall mean a share or shares of common stock, $0.004 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

   (bb) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

   (cc) "Warrant" shall mean any right granted under Section 6(g) of the Plan.

Section 3. Administration

   (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee (provided, however, that the par value of any Shares and Restricted Stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance); (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

   (b) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards


   (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 5,000,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 4,000,000, subject to adjustment as provided in Section 4(c) of the Plan.


   (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall not be again available for granting Awards under the Plan. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

   (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

   (d) Cash-out Provision for Vested Awards. Notwithstanding subsection (c) above, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other stockholders of the Company in such event.

   (e) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 250,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility

   Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

   (a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

      (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee.

      (ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant.

      (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

      (iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

          (A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive

       Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

          (B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

          (C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

          (D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

          (E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

   (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

   (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

      (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

      (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

      (iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

   (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

   (e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

   (f) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

   (g) Warrants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons warrants without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

   (h) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(h) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

   (i) General.

      (i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

      (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

      (iii) Forms of Payment under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

      (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

      (v) Term of Awards. Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

      (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

      (vii) Prohibition on Option Repricing. Except as provided in Section 4(c) hereof, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company's financial statements as prepared in accordance with Generally Accepted Accounting Principles.

Section 7. Amendment and Termination; Adjustments

   (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

      (i) violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

      (ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

      (iii) increases the number of shares authorized under the Plan as specified in Section 4(a);

      (iv) permits the award of Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Stock Appreciation Right, as prohibited by Section 6(b)(ii) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 3(a)(v) of the Plan; or

      (v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

   (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

   (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

   (d) Forfeiture for Financial Reporting Misconduct. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

Section 8. Income Tax Withholding

   In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

   (a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

   (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

   (c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

   (d) No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

   (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

   (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or us giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

   (g) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

   (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

   (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

   (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

   (k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

   (l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

   (m) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

   (n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10. Effective Date of the Plan

   The Plan shall be effective upon its approval by the stockholders of the Company.

Section 11. Term of the Plan

   No Award shall be granted under the Plan after ten years from earlier of date of approval of the Plan by the Company's stockholders or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

                         VELOCITY EXPRESS CORPORATION

                         One Morningside Drive North,
                   Building B-Suite 300, Westport, CT 06880
                                (612) 492-2400


     ANNUAL MEETING OF SHAREHOLDERS - MONDAY, FEBRUARY 14, 2005, 3:00 P.M.


   This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on Monday, February 14, 2005.


   The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, each dated January 31, 2005, hereby appoints VINCENT A. WASIK and WESLEY C. FREDENBURG as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock and Series H Convertible Preferred Stock of Velocity Express Corporation (the "Company") held of record by the undersigned on January 14, 2005, at the Annual Meeting of Shareholders to be held at the Stamford Sheraton 2701 Summer Street, Stamford, Connecticut, on Monday, February 14, 2005, at 3:00 p.m., local time, and at any adjournment or postponement thereof, on the following matters that are further described in the Proxy Statement related hereto.


   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 20. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

The Board of Directors recommends a vote FOR Proposals 1 through 20.

1. To elect five directors for the ensuing year and until their successors are elected and duly qualified.

  [_] FOR all nominees listed below            [_] WITHHOLD AUTHORITY
      (except as marked to the contrary below)     to vote for all nominees listed below

                Vincent A. Wasik, Alex Paluch, Richard Kassar,
                      Leslie E. Grodd and John J. Perkins

INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below.

        ---------------------------------------------------------------

2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 2, 2005.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of the Company's authorized capital to 999,515,270 shares, of which 654,276,115 shares shall be common stock, $0.004 par value per share and 345,239,155 shares shall be preferred stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

4.       To approve the issuance of our Series I Convertible Preferred Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

5. To approve the anticipated amendment to the certificate of designation of our Series I Convertible Preferred Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

6.       To approve the issuance of our Series J Convertible Preferred Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

7. To approve the anticipated amendment to the certificate of designation of our Series J Convertible Preferred Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

8.       To approve the issuance of our Series K Convertible Preferred Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

9. To approve the anticipated amendment to the certificate of designation of our Series K Convertible Preferred Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

10. To approve the issuance of our Series L Convertible Preferred Stock and ratify the loan of $7 million by TH Lee Putnam Ventures L.P. and its affiliates to the Company.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

11. To approve the issuance of a warrant to purchase 9,677,553 shares of Common Stock, at an exercise price of $0.0001 per share, to TH Lee Putnam Ventures L.P. and its affiliates in return for its agreement to extend its obligations under the Capital Contribution Agreement, dated July 1, 2004, for a period of two years.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

12. To approve the issuance of our Series M Convertible Preferred Stock, $0.004 par value per share and the issuance of a warrant to TerraNova Capital for 4,882,174 shares of Series M Preferred and ratify the issuance of the 6% Convertible Note, issued on December 21, 2004, for $21 million.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

13. To approve the issuance of 1,106,663 warrants as bonuses to certain executive officers.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

14. To approve the issuance of 1,766,664 warrants to certain contractors of the Company.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

15. To effect a reverse stock split of the Company's outstanding Common Stock whereby the Company will issue one new share of Common Stock for 50 shares of the Company's Common Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

16. To approve amending the certificate of incorporation of the Company to provide for mandatory conversion into Common Stock of each series of our outstanding preferred stock upon conversion of 100% of Series B Preferred Stock into Common Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

17. To approve amending the Certificate of Incorporation to provide that the issuance of the Series M Preferred, the Additional Series M Notes, the Series M Preferred issued upon conversion of the Additional Series M Notes, the TerraNova Warrant or the Series M Preferred issued upon exercise of the TerraNova warrant shall not have any anti-dilution effect on any series of the Company's outstanding Preferred Stock.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

18. To approve the issuance of 513,763,445 shares of Common Stock to TH Lee Putnam Ventures L.P. and its affiliates upon the conversion of all of the preferred stock held by TH Lee Putnam Ventures L.P. and its affiliates.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

19. To approve the amendment to the Company's certificate of incorporation to permit the Company's stockholders to take action by written consent in lieu of a meeting.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

20.      To approve the Company's 2004 Stock Incentive Plan.

                  FOR   [_]       AGAINST [_]       ABSTAIN [_]

   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND, IF A NOMINEE IS UNABLE TO SERVE, FOR A SUBSTITUTE.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, only one need sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signed: ________________ Dated: __________

                 FOR HOLDERS OF SERIES B PREFERRED STOCK ONLY

                         VELOCITY EXPRESS CORPORATION

                         One Morningside Drive North,
                   Building B-Suite 300, Westport, CT 06880
                                (612) 492-2400


     ANNUAL MEETING OF SHAREHOLDERS - MONDAY, FEBRUARY 14, 2005, 3:00 P.M.


   This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on Thursday, February 14, 2005.


   The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, each dated January 31, 2005, hereby appoints VINCENT A. WASIK and WESLEY C. FREDENBURG as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Series B Convertible Preferred Stock of Velocity Express Corporation (the "Company") held of record by the undersigned on January 14, 2005, at the Annual Meeting of Shareholders to be held at the Stamford Sheraton 2701 Summer Street, Stamford, Connecticut, on Monday, February 14, 2005, at 3:00 p.m., local time, and at any adjournment or postponement thereof, on the following matters that are further described in the Proxy Statement related hereto.


   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

The Board of Directors recommends a vote FOR Proposal 1.

1. To elect one director for the ensuing year and until his successor is elected and duly qualified.

   [_] FOR the nominee listed below [_] WITHHOLD AUTHORITY
                                        to vote for the nominee listed below

                                James G. Brown

   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, AND, IF A NOMINEE IS UNABLE TO SERVE, FOR A SUBSTITUTE.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, only one need sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signed: ________________ Dated: __________